UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number   811-21774
                                                      -----------

                        First Trust Exchange-Traded Fund
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
                    (Name and address of agent for service)


       registrant's telephone number, including area code:   (630) 765-8000
                                                            ----------------

                      Date of fiscal year end:   December 31
                                                -------------

                  Date of reporting period:   December 31, 2011
                                             -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund

First Trust Dow Jones Select MicroCap Index(SM) Fund
First Trust Morningstar Dividend Leaders(SM) Index Fund
First Trust US IPO Index Fund
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
First Trust NASDAQ-100-Technology Sector Index(SM) Fund
First Trust NYSE Arca Biotechnology Index Fund
First Trust Dow Jones Internet Index(SM) Fund
First Trust Strategic Value Index Fund
First Trust Value Line(R) Equity Allocation Index Fund
First Trust Value Line(R) Dividend Index Fund
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
First Trust S&P REIT Index Fund
First Trust ISE Water Index Fund
First Trust ISE-Revere Natural Gas Index Fund
First Trust ISE Chindia Index Fund
First Trust Value Line(R) 100 Exchange-Traded Fund
First Trust NASDAQ(R) ABA Community Bank Index Fund


Annual Report
December 31, 2011

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2011


Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index(SM) Fund.....................   4
   First Trust Morningstar Dividend Leaders(SM) Index Fund..................   6
   First Trust US IPO Index Fund............................................   8
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund ....................  10
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund .................  12
   First Trust NYSE Arca Biotechnology Index Fund ..........................  14
   First Trust Dow Jones Internet Index(SM) Fund ...........................  16
   First Trust Strategic Value Index Fund ..................................  18
   First Trust Value Line(R) Equity Allocation Index Fund ..................  20
   First Trust Value Line(R) Dividend Index Fund ...........................  22
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund ..............  24
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund .............. 26
   First Trust S&P REIT Index Fund .........................................  28
   First Trust ISE Water Index Fund ........................................  30
   First Trust ISE-Revere Natural Gas Index Fund ...........................  32
   First Trust ISE Chindia Index Fund ......................................  34
   First Trust Value Line(R) 100 Exchange-Traded Fund ......................  36
   First Trust NASDAQ(R) ABA Community Bank Index Fund......................  38
Notes to Fund Performance Overview..........................................  40
Understanding Your Fund Expenses............................................  41
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index(SM) Fund.....................  43
   First Trust Morningstar Dividend Leaders(SM) Index Fund..................  47
   First Trust US IPO Index Fund............................................  49
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund ....................  52
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund .................  55
   First Trust NYSE Arca Biotechnology Index Fund ..........................  56
   First Trust Dow Jones Internet Index(SM) Fund ...........................  57
   First Trust Strategic Value Index Fund ..................................  58
   First Trust Value Line(R) Equity Allocation Index Fund ..................  60
   First Trust Value Line(R) Dividend Index Fund ...........................  63
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund ..............  66
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund .............. 68
   First Trust S&P REIT Index Fund .........................................  70
   First Trust ISE Water Index Fund ........................................  72
   First Trust ISE-Revere Natural Gas Index Fund ...........................  73
   First Trust ISE Chindia Index Fund ......................................  74
   First Trust Value Line(R) 100 Exchange-Traded Fund ......................  76
   First Trust NASDAQ(R) ABA Community Bank Index Fund......................  79
Statements of Assets and Liabilities........................................  82
Statements of Operations....................................................  86
Statements of Changes in Net Assets.........................................  90
Financial Highlights........................................................  96
Notes to Financial Statements............................................... 107
Report of Independent Registered Public Accounting Firm..................... 119
Additional Information ..................................................... 120
Board of Trustees and Officers.............................................. 124
Risk Considerations......................................................... 126
Privacy Policy.............................................................. 129

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series of the Trust described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2011


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded Fund.

First Trust Advisors L.P. ("First Trust"), now in our 21st year, has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Like many successful investors, we understand that success in the markets doesn't just happen--it requires a long-term investment perspective through all kinds of markets. Although the markets have been somewhat choppy over the past six months, the equity market is well above the lows it sank to during the recent recession.

The report you hold contains detailed information for the period covered by the report about the Funds that comprise the First Trust Exchange-Traded Fund. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of market ups and downs. We offer a variety of products that could fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that might also fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Exchange-Traded Fund Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2011

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY
The U.S. economy expanded in each of the past ten calendar quarters. While economic activity was sluggish in the first half of 2011, it did accelerate above the 2.0% level by year-end. GDP ranged from an annualized 0.4% in the first quarter of 2011 to an annualized 2.8% in the fourth quarter of 2011. That is still significant when you consider that the size of the U.S. economy (nominal dollars) has grown from $5.99 trillion in 1991 to $15.09 trillion in 2011. Over that same 20-year period, GDP averaged 2.6%, according to data from the Bureau of Economic Analysis. The Blue Chip Economic Indicators survey in December 2011 revealed a consensus GDP estimate of 2.2% for 2012. Estimates have been ratcheted down in recent months due to the ongoing debt crisis negotiations in Europe. The austerity measures forthcoming, as well as those already implemented, are expected to dampen economic activity in the European Union. If so, it would likely temper global growth as well, in our opinion.

One of the most important and talked about economic indicators in 2011 was job growth. It is likely to be in 2012 as well. The U.S. has increased its nonfarm payrolls by 3.16 million since February 2010, yet the unemployment rate closed 2011 at 8.5%. While 8.5% is still high, it is down from 10.0% in October 2009. This issue will be a big point of contention in the upcoming general election. Since 1936, no incumbent in the White House has won a second term when the unemployment rate has been above 7.2%. A secondary issue is the rising number of people out-of-work for an extended period of time.

The U.S. economic recovery, while not robust, is actually one of the better stories around the globe. Progress has been made on several fronts. The number of bank failures in the U.S. in 2011 fell by nearly 44% from 2010's total. The default rate on U.S. speculative-grade debt stood at 1.8% in December 2011, well below its historical average of 5.0%, according to Moody's. The companies in the REIT sector raised a record amount of capital in the public markets in 2011, including a record amount of equity, in an ongoing effort to strengthen their balance sheets, according to REIT.com. REITs raised $51.3 billion in public equity and debt in 2011, surpassing the previous record of $49.0 billion raised in 2006. RealtyTrac reported that foreclosures and repossessions declined 33% in 2011 to 2.7 million, their lowest level since 2007. S&P 500 Index earnings reached a record high in the third quarter of 2011. So we believe there is much to be encouraged about heading into 2012.

U.S. STOCKS AND BONDS
The major U.S. stock indices were mixed in 2011. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index returned 2.11%, -1.74%, and 1.00%, respectively, according to Bloomberg. Six of the 10 major sectors in the S&P 500 posted positive total returns. The top-performing sector was Utilities, up 19.88%, while the poorest showing came from Financials, down 17.03%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected be 9.00% in 2011, according to Standard & Poor's.

A survey of 214 institutional investors just released by Bank of America Merrill Lynch revealed that more investors are willing to assume risk and fewer are predicting a global slowdown. Only a net 3% of institutional investors believe the global economy will weaken in the next 12 months, down from 27% in December. That is the biggest one-month improvement in sentiment since May 2009. While most continue to shy away from European equities, it appears that investors are favoring energy and technology stocks. In addition, portfolio managers in the U.S. are once again investing in banks.

In the U.S. bond market, despite warnings from a high-profile analyst calling for a surge in defaults, the top-performing major debt group was municipal bonds. The Barclays Capital Municipal Bond: Long Bond (22+) Index posted a total return of 14.88%. The next closest domestic category was GNMAs, up 7.97%, as measured by the Barclays Capital GNMA 30 Index. All of the major debt groups in the U.S. posted positive returns.

FOREIGN STOCKS AND BONDS
The Barclays Capital Global Emerging Markets Index of debt securities rose 5.77%
(USD) in 2011, while the MSCI Emerging Markets Index of stocks declined 18.42%
(USD). The Barclays Capital Global Aggregate Index of higher quality debt rose 5.64% (USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries declined 13.71% (USD). The U.S. Dollar Index (DXY) rose 1.06% against a basket of major currencies in 2011.

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FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

The First Trust Dow Jones Select MicroCap Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE(R)"), NYSE Amex and The NASDAQ Stock Market, Inc. ("NASDAQ(R)") that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was 09/30/05.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years      Inception       5 Years     Inception
                                                            Ended       Ended      (09/27/05)        Ended      (09/27/05)
                                                          12/31/11    12/31/11     to 12/31/11     12/31/11     to 12/31/11

FUND PERFORMANCE
NAV                                                         -8.69%       -2.76%         0.68%       -13.04%         4.36%
Market Value                                                -9.32%       -2.91%         0.57%       -13.71%         3.64%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)                         -8.16%       -2.08%         1.40%        -9.96%         9.08%
Russell 2000(R) Index                                       -4.18%        0.15%         3.26%         0.75%        22.26%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a net asset value ("NAV") return of -8.69% during the 12-month period covered by this report. During the same period, the benchmark Russell 2000(R) Index generated a return of -4.18%. The Materials (+1.09%) and Utilities (-0.15%) sectors were two of the top-performing sectors, while the Telecommunication Services (-40.11%) and Information Technology (-15.62%) sectors were two of the worst-performing sectors. Synovis Life Technologies, Inc. (+93.80%) and Charming Shoppes, Inc. (+84.91%) were two of the top-performing stocks during the period covered by this report. Alaska Communications Systems Group, Inc. (-70.25%) and Suffolk Bancorp (-66.77%) were two of the worst-performing stocks during the period covered by this report.


-------------------
Dow Jones and Dow Jones Select MicroCap Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates, and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND (CONTINUED)


--------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
--------------------------------------------------------
                                         % OF LONG-TERM
 SECTOR                                    INVESTMENTS
Financials                                    24.07%
Industrials                                   20.56
Consumer Discretionary                        15.58
Information Technology                        14.19
Health Care                                   12.00
Materials                                      5.33
Energy                                         3.49
Utilities                                      2.26
Telecommunication Services                     1.76
Consumer Staples                               0.76
                                             -------
      Total                                  100.00%
                                             =======

--------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
--------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
BBCN Bancorp, Inc.                            0.94%
Wright Medical Group, Inc.                    0.85
Kenexa Corp.                                  0.83
Sturm, Ruger & Co., Inc.                      0.83
Shuffle Master, Inc.                          0.82
Boston Private Financial Holdings, Inc.       0.81
La-Z-Boy, Inc.                                0.80
Hercules Offshore, Inc.                       0.79
Standard Microsystems Corp.                   0.78
Navigant Consulting, Inc.                     0.77
                                            -------
     Total                                    8.22%
                                            =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     SEPTEMBER 27, 2005 - DECEMBER 31, 2011

       First Trust Dow Jones Select     Dow Jones Select       Russell 2000(R)
         MicroCap Index(SM) Fund       MicroCap Index(SM)           Index

9/05            $10,000                     $10,000                 $10,000
12/05            10,374                      10,397                  10,252
06/06            10,968                      11,033                  11,094
12/06            12,001                      12,115                  12,134
06/07            12,746                      12,910                  12,917
12/07            11,278                      11,474                  11,944
06/08             9,896                      10,100                  10,825
12/08             7,520                       7,707                   7,909
06/09             7,362                       7,568                   8,118
12/09             9,087                       9,393                  10,058
06/10             8,833                       9,153                   9,862
12/10            11,427                      11,876                  12,759
6/11             11,811                      12,319                  13,551
12/11            10,435                      10,907                  12,227


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2007 through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         125             12               5             0
01/01/08 - 12/31/08         139              9               1             0
01/01/09 - 12/31/09         121              6               0             0
01/01/10 - 12/31/10         169              0               0             0
01/01/11 - 12/31/11          87              2               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         100              4               5             0
01/01/08 - 12/31/08          99              5               0             0
01/01/09 - 12/31/09         120              5               0             0
01/01/10 - 12/31/10          83              0               0             0
01/01/11 - 12/31/11         161              2               0             0

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FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND

The First Trust Morningstar Dividend Leaders(SM) Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders(SM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index offers investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (NYSE(R), NYSE Amex or NASDAQ(R)) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 03/15/06.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years      Inception       5 Years     Inception
                                                            Ended       Ended      (03/09/06)        Ended      (03/09/06)
                                                          12/31/11    12/31/11     to 12/31/11     12/31/11     to 12/31/11

FUND PERFORMANCE
NAV                                                        14.44%     -1.53%          1.94%         -7.41%         11.82%
Market Value                                               14.22%     -1.53%          1.94%         -7.40%         11.79%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders(SM) Index                  15.02%     -1.04%          2.43%         -5.07%         14.96%
S&P 500(R) Index                                            2.11%     -0.25%          1.93%         -1.24%         11.76%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of +14.44% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of +2.11%. The Utilities (+20.21%) and Health Care (+14.47%) sectors were two of the top-performing sectors, while the Financials (-18.12%) and Industrials (-0.63%) sectors were two of the worst-performing sectors. The poor performance in the Financials sector was mitigated by the low average weight of the sector in the Fund (3.0%). Harleysville Group, Inc. (+59.79%) and H&R Block, Inc. (+43.24%) were two of the top-performing stocks during the period covered by this report. Federated Investors, Inc. (-36.38%) and First Niagara Financial Group, Inc. (-34.80%) were two of the worst-performing stocks during the period covered by this report.


-------------------
Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use by First Trust on behalf of the Fund. The First Trust Morningstar Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECTOR                                    INVESTMENTS
Health Care                                  28.61%
Utilities                                    26.77
Telecommunication Services                   19.17
Consumer Staples                              8.02
Energy                                        5.28
Industrials                                   4.46
Financials                                    2.84
Materials                                     1.83
Consumer Discretionary                        1.71
Information Technology                        1.31
                                            -------
     Total                                  100.00%
                                            =======


---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
AT&T, Inc.                                    9.97%
Verizon Communications, Inc.                  9.20
Johnson & Johnson                             9.18
Merck & Co., Inc.                             7.81
ConocoPhillips                                5.28
Abbott Laboratories                           4.80
Bristol-Myers Squibb Co.                      3.70
Eli Lilly & Co.                               3.13
Kraft Foods, Inc., Class A                    3.03
Southern (The) Co.                            2.63
                                            -------
     Total                                   58.73%
                                            =======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                        MARCH 9, 2006 - DECEMBER 31, 2011

            First Trust Morningstar       Morningstar(R) Dividend    S&P 500(R)
        Dividend Leaders(SM) Index Fund      Leaders(SM) Index         Index
03/06             $10,000                        $10,000              $10,000
12/06              12,077                         12,110               11,317
06/07              12,392                         12,462               12,104
12/07              10,793                         10,870               11,939
06/08               7,995                          8,069               10,516
12/08               7,371                          7,462                7,522
06/09               6,961                          7,067                7,760
12/09               8,420                          8,567                9,512
06/10               8,039                          8,197                8,879
12/10               9,771                          9,995               10,945
06/11              10,535                         10,806               11,604
12/11              11,182                         11,498               11,176


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2007 through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         122              6               5             0
01/01/08 - 12/31/08         148              8               4             2
01/01/09 - 12/31/09         135              4               3             0
01/01/10 - 12/31/10         185              0               0             0
01/01/11 - 12/31/11         219              0               0             0

                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         107             10               1             0
01/01/08 - 12/31/08          84              4               2             1
01/01/09 - 12/31/09         106              3               1             0
01/01/10 - 12/31/10          66              1               0             0
01/01/11 - 12/31/11          33              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FPX - FIRST TRUST US IPO INDEX FUND

The First Trust US IPO Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX Global Composite Index. The IPOX Global Composite Index is reconstituted regularly with IPOs being added to the IPOX Global Composite Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX Global Composite Index constituents and IPO activity during the past quarter, with potential new companies entering the Index while other companies reach 1,000 days in the Index and automatically drop out. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 04/13/06.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years      Inception       5 Years     Inception
                                                            Ended       Ended      (04/12/06)        Ended      (04/12/06)
                                                          12/31/11    12/31/11     to 12/31/11     12/31/11     to 12/31/11

FUND PERFORMANCE
NAV                                                         3.11%       2.58%         4.14%         13.60%         26.09%
Market Value                                                2.98%       2.59%         4.13%         13.66%         26.05%

INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                                      3.78%       3.22%         4.79%         17.17%         30.69%
Russell 3000(R) Index                                       1.03%      -0.01%         1.77%         -0.07%         10.57%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of +3.11% during the 12-month period covered by this report. During the same period, the benchmark Russell 3000(R) Index generated a return of +1.03%. The Consumer Staples (+31.19%) and Utilities (+30.04%) sectors were two of the top-performing sectors, while the Consumer Discretionary (-22.39%) and Financials (-7.08%) sectors were two of the worst-performing sectors. Pharmasset (+312.88%) and Generac Holdings, Inc. (+73.35%) were two of the top-performing stocks during the period covered by this report. IntraLinks Holdings, Inc. (-67.31%) and Amyris, Inc. (-66.94%) were two of the worst-performing stocks during the period covered by this report.


-------------------
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FPX - FIRST TRUST US IPO INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECTOR                                    INVESTMENTS
Information Technology                       24.93%
Consumer Discretionary                       19.59
Consumer Staples                             18.64
Energy                                       13.51
Financials                                    8.00
Industrials                                   7.86
Health Care                                   5.72
Utilities                                     1.17
Materials                                     0.58
                                            -------
     Total                                  100.00%
                                            =======


---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
Visa, Inc., Class A                          10.34%
Philip Morris International, Inc.            10.16
General Motors Co.                            6.64
Kinder Morgan, Inc.                           4.76
Lorillard, Inc.                               3.22
Dollar General Corp.                          2.94
Mead Johnson Nutrition Co.                    2.93
Discover Financial Services                   2.76
Marathon Petroleum Corp.                      2.49
Motorola Mobility Holdings, Inc.              2.43
                                            -------
     Total                                   48.67%
                                            =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 12, 2006 - DECEMBER 31, 2011

           First Trust US IPO       IPOX(R)-100 U.S.       Russell 3000(R)
               Index Fund                Index                  Index
04/06          $10,000                  $10,000                $10,000
12/06           11,100                   11,154                 11,064
06/07           12,385                   12,481                 11,851
12/07           12,712                   12,844                 11,633
06/08           11,784                   11,941                 10,348
12/08            7,134                    7,245                  7,293
06/09            8,087                    8,248                  7,599
12/09           10,339                   10,575                  9,360
06/10            9,726                    9,980                  8,794
12/10           12,228                   12,594                 10,945
06/11           13,439                   13,889                 11,640
12/11           12,607                   13,071                 11,057

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2007 through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07          96              9               4             1
01/01/08 - 12/31/08         133              3               6             0
01/01/09 - 12/31/09         109              3               0             0
01/01/10 - 12/31/10         149              0               0             0
01/01/11 - 12/31/11         135              0               0             0

                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         135              5               1             0
01/01/08 - 12/31/08         108              2               1             0
01/01/09 - 12/31/09         135              5               0             0
01/01/10 - 12/31/10         103              0               0             0
01/01/11 - 12/31/11         116              1               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on NASDAQ(R) based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R), but each of the securities is initially set at a weight of 1.00% of the Index and is rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years      Inception       5 Years     Inception
                                                            Ended       Ended      (04/19/06)        Ended      (04/19/06)
                                                          12/31/11    12/31/11     to 12/31/11     12/31/11     to 12/31/11

FUND PERFORMANCE
NAV                                                        -2.77%       2.96%         2.69%         15.68%        16.37%
Market Value                                               -2.82%       2.97%         2.69%         15.74%        16.32%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted Index(SM)                        -2.10%       3.62%         3.34%         19.45%        20.61%
NASDAQ-100 Index(R)                                         3.68%       6.06%         5.60%         34.20%        36.45%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of -2.77% during the 12-month period covered by this report. During the same period, the benchmark NASDAQ-100 Index(R) generated a return of +3.68%. The Consumer Staples (+7.84%) and Health Care (+4.43%) sectors were two of the top-performing sectors, while the Telecommunication Services (-20.27%) and Information Technology (-6.77%) sectors were two of the worst-performing sectors. Intuitive Surgical, Inc. (+79.64%) and Biogen Idec, Inc. (+64.13%) were two of the top-performing stocks during the period covered by this report. Research In Motion Ltd. (-75.06%) and First Solar, Inc. (-74.06%) were two of the worst-performing stocks during the period covered by this report.


-------------------
NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Equal Weighted Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECTOR                                    INVESTMENTS
Information Technology                       49.20%
Consumer Discretionary                       22.63
Health Care                                  16.22
Industrials                                   5.06
Consumer Staples                              3.93
Materials                                     1.95
Telecommunication Services                    1.01
                                            -------
     Total                                  100.00%
                                            =======

---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
Akamai Technologies, Inc.                     1.19%
Micron Technology, Inc.                       1.08
Expedia, Inc.                                 1.08
Gilead Sciences, Inc.                         1.08
Altera Corp.                                  1.07
Cerner Corp.                                  1.06
Research In Motion Ltd.                       1.06
Warner Chilcott PLC, Class A                  1.06
Yahoo!, Inc.                                  1.06
Alexion Pharmaceuticals, Inc.                 1.05
                                            -------
     Total                                   10.79%
                                            =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 19, 2006 - DECEMBER 31, 2011

          First Trust NASDAQ-100 Equal     NASDAQ-100 Equal       NASDAQ-100
            Weighted Index(SM) Fund       Weighted Index(SM)       Index(R)
04/06             $10,000                     $10,000              $10,000
12/06              10,060                      10,097               10,168
06/07              11,050                      11,117               11,217
12/07              11,040                      11,142               12,124
06/08               9,673                       9,785               10,708
12/08               6,187                       6,292                7,084
06/09               7,653                       7,803                8,671
12/09               9,871                      10,100               10,954
06/10               9,314                       9,561               10,278
12/10              11,968                      12,321               13,161
06/11              12,867                      13,288               13,849
12/11              11,636                      12,063               13,645

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2007 through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         151              0               3             0
01/01/08 - 12/31/08         152              4               1             1
01/01/09 - 12/31/09         144              0               0             0
01/01/10 - 12/31/10         155              1               0             0
01/01/11 - 12/31/11         151              0               0             0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07          97              0               0             0
01/01/08 - 12/31/08          94              1               0             0
01/01/09 - 12/31/09         104              3               1             0
01/01/10 - 12/31/10          95              1               0             0
01/01/11 - 12/31/11         101              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years      Inception       5 Years     Inception
                                                            Ended       Ended      (04/19/06)        Ended      (04/19/06)
                                                          12/31/11    12/31/11     to 12/31/11     12/31/11     to 12/31/11
FUND PERFORMANCE
NAV                                                        -5.75%       4.03%         3.50%         21.84%        21.65%
Market Value                                               -5.90%       4.04%         3.49%         21.91%        21.60%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector Index(SM)                     -5.16%       4.70%         4.15%         25.82%        26.07%
S&P 500 Information Technology Index                        2.41%       3.83%         3.88%         20.69%        24.26%
S&P 500(R) Index                                            2.11%      -0.25%         1.42%         -1.24%         8.39%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of -5.75% during the 12-month period covered by this report. During the same period, the benchmark S&P 500 Information Technology Index generated a return of +2.41%. Cerner Corp. (+29.30%) and KLA-Tencor Corp. (+28.40%) were two of the top-performing stocks during the period covered by this report. Research In Motion Ltd. (-75.06%) and NetApp, Inc. (-34.01%) were two of the worst-performing stocks during the period covered by this report.


-------------------
NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Technology Sector Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO INDUSTRY ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECTOR                                    INVESTMENTS
Information Technology                       95.17%
Health Care                                   2.46
Consumer Discretionary                        2.37
                                            -------
     Total                                  100.00%
                                            =======

---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
Akamai Technologies, Inc.                     2.74%
Micron Technology, Inc.                       2.51
Altera Corp.                                  2.46
Cerner Corp.                                  2.46
Research In Motion Ltd.                       2.44
Yahoo!, Inc.                                  2.44
Apple, Inc.                                   2.41
Seagate Technology PLC                        2.41
Microchip Technology, Inc.                    2.40
KLA-Tencor Corp.                              2.37
                                            -------
     Total                                   24.64%
                                            =======


                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  APRIL 19, 2006 - DECEMBER 31, 2011

       First Trust NASDAQ-100-Technology    NASDAQ-100 Technology    S&P 500 Information    S&P 500(R)
             Sector Index(SM) Fund            Sector Index(SM)        Technology Index        Index
04/06                $10,000                     $10,000                  $10,000            $10,000
12/06                  9,985                      10,020                   10,296             10,975
06/07                 10,925                      10,989                   11,256             11,739
12/07                 10,750                      10,847                   11,975             11,579
06/08                  9,755                       9,872                   10,409             10,199
12/08                  5,885                       5,983                    6,809              7,295
06/09                  7,890                       8,048                    8,502              7,526
12/09                 10,587                      10,838                   11,011              9,224
06/10                  9,782                      10,041                    9,847              8,611
12/10                 12,907                      13,293                   12,133             10,615
06/11                 13,006                      13,435                   12,383             11,253
12/11                 12,165                      12,606                   12,426             10,839

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2007 through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         153              0               0             0
01/01/08 - 12/31/08         138              6               1             1
01/01/09 - 12/31/09         151              4               0             0
01/01/10 - 12/31/10         188              0               0             0
01/01/11 - 12/31/11         161              0               0             0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07          98              0               0             0
01/01/08 - 12/31/08         104              2               1             0
01/01/09 - 12/31/09          94              3               0             0
01/01/10 - 12/31/10          63              1               0             0
01/01/11 - 12/31/11          91              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBT - FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 06/23/06.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years      Inception       5 Years     Inception
                                                            Ended       Ended      (06/19/06)        Ended      (06/19/06)
                                                          12/31/11    12/31/11     to 12/31/11     12/31/11     to 12/31/11

FUND PERFORMANCE
NAV                                                       -16.36%       7.03%         9.51%         40.43%         65.35%
Market Value                                              -16.47%       6.99%         9.51%         40.21%         65.30%

INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)                         -15.89%       7.67%        10.18%         44.70%         70.96%
NASDAQ(R) Biotechnology Index                              12.09%       6.72%         8.09%         38.42%         53.84%
S&P 500(R) Index                                            2.11%      -0.25%         2.41%         -1.24%         14.10%
S&P Composite 1500 Health Care Index                       11.88%       3.20%         5.00%         17.04%         31.03%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of -16.36% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500 Health Care Index generated a return of +11.88%. Alexion Pharmaceuticals, Inc. (+77.53%) and Biogen Idec, Inc. (+64.13%) were two of the top-performing stocks during the period covered by this report. Dendreon Corp. (-78.24%) and Human Genome Sciences, Inc. (-69.07%) were two of the worst-performing stocks during the period covered by this report.


-------------------
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBT - FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO INDUSTRY ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
INDUSTRY                                  INVESTMENTS
Biotechnology                                68.23%
Life Sciences Tools & Services               25.73
Pharmaceuticals                               6.04
                                            -------
     Total                                  100.00%
                                            =======


---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
United Therapeutics Corp.                     6.28%
Nektar Therapeutics                           6.04
Illumina, Inc.                                6.03
Amgen, Inc.                                   5.92
Incyte Corp.                                  5.75
Alexion Pharmaceuticals, Inc.                 5.64
Myriad Genetics, Inc.                         5.63
QIAGEN N.V.                                   5.57
Gilead Sciences, Inc.                         4.99
Celgene Corp.                                 4.97
                                            -------
     Total                                   56.82%
                                            =======


                                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         JUNE 19, 2006 -DECEMBER 31, 2011

        First Trust NYSE Arca             NYSE Arca                NASDAQ(R)        S&P 500(R)   S&P Composite 1500
       Biotechnology Index Fund    Biotechnology Index(SM)    Biotechnology Index     Index      Health Care Index

06/06          $10,000                     $10,000                 $10,000           $10,000         $10,000
12/06           11,775                      11,815                  11,114            11,554          11,194
06/07           12,105                      12,179                  11,177            12,358          11,919
12/07           12,205                      12,320                  11,630            12,189          12,092
06/08           11,410                      11,557                  11,086            10,736          10,593
12/08            9,968                      10,138                  10,200             7,679           9,218
06/09           10,722                      10,921                  10,491             7,922           9,305
12/09           14,441                      14,758                  11,828             9,711          11,132
06/10           15,629                      16,026                  11,227             9,065          10,324
12/10           19,768                      20,327                  13,726            11,174          11,712
06/11           22,182                      22,880                  15,694            11,847          13,374
12/11           16,534                      17,096                  15,385            11,410          13,104

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2007 through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         162              8               1             0
01/01/08 - 12/31/08         170              9               0             0
01/01/09 - 12/31/09          93              3               0             0
01/01/10 - 12/31/10         165              1               0             1
01/01/11 - 12/31/11         151              1               0             0

                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07          76              3               1             0
01/01/08 - 12/31/08          72              1               1             0
01/01/09 - 12/31/09         152              4               0             0
01/01/10 - 12/31/10          83              1               0             1
01/01/11 - 12/31/11         100              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

The First Trust Dow Jones Internet Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 06/23/06.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL               CUMULATIVE
                                                                             TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years      Inception       5 Years     Inception
                                                            Ended       Ended      (06/19/06)        Ended      (06/19/06)
                                                          12/31/11    12/31/11     to 12/31/11     12/31/11     to 12/31/11

FUND PERFORMANCE
NAV                                                        -5.74%       7.51%         9.12%         43.64%        62.10%
Market Value                                               -5.85%       7.49%         9.12%         43.51%        62.10%

INDEX PERFORMANCE
Dow Jones Internet Composite Index(SM)                     -5.12%       8.10%         9.71%         47.61%        67.02%
S&P 500(R) Index                                            2.11%      -0.25%         2.41%         -1.24%        14.10%
S&P Composite 1500 Information Technology Index             1.12%       3.77%         6.17%         20.35%        39.30%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of -5.74% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500 Information Technology Index generated a return of +1.12%. VirnetX Holding Corp. (+61.10%) and IAC/InterActiveCorp. (+48.87%) were two of the top-performing stocks during the period covered by this report. Monster Worldwide, Inc. (-66.44%) and Netflix, Inc. (-60.56%) were two of the worst-performing stocks during the period covered by this report.


-------------------
Dow Jones and Dow Jones Internet Composite Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECTOR                                    INVESTMENTS
Information Technology                       75.89%
Consumer Discretionary                       17.27
Financials                                    4.32
Health Care                                   2.52
                                            -------
     Total                                  100.00%
                                            =======


---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
Google, Inc., Class A                        10.59%
Amazon.com, Inc.                              6.93
eBay, Inc.                                    5.89
priceline.com, Inc.                           5.11
Yahoo!, Inc.                                  4.89
Juniper Networks, Inc.                        3.86
Salesforce.com, Inc.                          3.63
Check Point Software Technologies Ltd.        3.51
Akamai Technologies, Inc.                     3.36
VeriSign, Inc.                                3.12
                                            -------
     Total                                   50.89%
                                            =======


                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    JUNE 19, 2006 - DECEMBER 31, 2011

          First Trust Dow Jones       Dow Jones Internet      S&P 500(R)          S&P Composite 1500
         Internet Index(SM) Fund      Composite Index(SM)       Index        Information Technology Index
06/06            $10,000                    $10,000            $10,000                 $10,000
12/06             11,285                     11,315             11,554                  11,574
06/07             12,975                     13,044             12,358                  12,716
12/07             12,545                     12,651             12,189                  13,360
06/08             11,203                     11,327             10,736                  11,638
12/08              7,023                      7,114              7,679                   7,629
06/09              9,374                      9,524              7,922                   9,506
12/09             12,587                     12,825              9,711                  12,286
06/10             11,980                     12,222              9,065                  11,055
12/10             17,197                     17,603             11,174                  13,776
06/11             18,186                     18,661             11,847                  14,115
12/11             16,209                     16,702             11,410                  13,930

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2007 through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         130              7               6             0
01/01/08 - 12/31/08         140              4               1             0
01/01/09 - 12/31/09         134              2               1             0
01/01/10 - 12/31/10         189              0               0             0
01/01/11 - 12/31/11         151              0               0             0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         101              5               2             0
01/01/08 - 12/31/08         105              2               1             0
01/01/09 - 12/31/09         112              3               0             0
01/01/10 - 12/31/10          63              0               0             0
01/01/11 - 12/31/11         101              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDV - FIRST TRUST STRATEGIC VALUE INDEX FUND

The First Trust Strategic Value Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Credit Suisse U.S. Value Index, Powered by HOLT(TM) (the "Index"). The Index is an equally-weighted index which measures the performance of fifty stocks which have the highest HOLT valuation score and meet liquidity and tradeability requirements. The HOLT valuation scoring model aims to convert accounting data into cash as measured by HOLT's proprietary CFROI(R) metric. The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 07/11/06.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL               CUMULATIVE
                                                                             TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years      Inception       5 Years     Inception
                                                            Ended       Ended      (07/06/06)        Ended      (07/06/06)
                                                          12/31/11    12/31/11     to 12/31/11     12/31/11     to 12/31/11

FUND PERFORMANCE
NAV                                                        -2.94%       1.33%         3.11%          6.82%         18.29%
Market Value                                               -3.07%       1.28%         3.09%          6.58%         18.18%

INDEX PERFORMANCE
Credit Suisse U.S. Value Index, Powered by HOLT(TM)*       -2.13%        N/A           N/A            N/A            N/A
S&P 500 Value Index                                        -0.48%      -2.96%        -0.52%        -13.96%         -2.82%
S&P 500(R) Index                                            2.11%      -0.25%         1.91%         -1.24%         10.95%
---------------------------------------------------------------------------------------------------------------------------
* On June 19, 2010, the Fund's underlying index changed from the Deutsche Bank
  CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by
  HOLT(TM). Since the Fund's new underlying index had an inception date of June
  14, 2010, it was not in existence for any of the periods disclosed other than the one year period.

(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of -2.94% during the 12-month period covered by this report. During the same period, the benchmark S&P 500 Value Index generated a return of -0.48%. The Health Care (+25.31%) and Consumer Discretionary (+6.66%) sectors were two of the top-performing sectors, while the Financials (-18.00%) and Information Technology (-13.43%) sectors were two of the worst-performing sectors. UnitedHealth Group, Inc. (+53.61%) and Biogen Idec, Inc. (+42.39%) were two of the top-performing stocks during the period covered by this report. Goldman Sachs Group, Inc. (-45.60%) and Citigroup, Inc. (-44.33%) were two of the worst-performing stocks during the period covered by this report.


-------------------
"Credit Suisse," "HOLT" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Group AG, Credit Suisse Securities
(USA) LLC or one of their affiliates (collectively, "Credit Suisse"), and have been licensed for use for certain purposes by First Trust on behalf of the Fund. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY CREDIT SUISSE, AND CREDIT SUISSE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING OR TRADING IN THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDV - FIRST TRUST STRATEGIC VALUE INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECTOR                                    INVESTMENTS
Financials                                   25.68%
Health Care                                  21.43
Industrials                                  14.23
Energy                                       13.28
Information Technology                       11.74
Materials                                     7.31
Consumer Discretionary                        6.33
                                            -------
     Total                                  100.00%
                                            =======


---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
DISH Network Corp., Class A                   2.50%
UnitedHealth Group, Inc.                      2.30
Merck & Co., Inc.                             2.29
Pfizer, Inc.                                  2.27
Eli Lilly & Co.                               2.26
Raytheon Co.                                  2.26
Marathon Oil Corp.                            2.24
Ameriprise Financial, Inc.                    2.21
Aetna, Inc.                                   2.20
Celgene Corp.                                 2.19
                                            -------
     Total                                   22.72%
                                            =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        JULY 6, 2006 - DECEMBER 31, 2011

        First Trust Strategic       S&P 500 Value      S&P 500(R)
          Value Index Fund              Index            Index
07/06        $10,000                  $10,000           $10,000
12/06         11,074                   11,294            11,235
06/07         12,444                   12,126            12,016
12/07         12,210                   11,519            11,852
06/08         11,253                    9,671            10,440
12/08          7,665                    7,002             7,467
06/09          8,640                    6,903             7,703
12/09         10,686                    8,484             9,443
06/10          9,880                    8,034             8,815
12/10         12,185                    9,765            10,866
06/11         13,144                   10,276            11,520
12/11         11,827                    9,718            11,095

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2007 through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         121             15               4             0
01/01/08 - 12/31/08         115              3               2             0
01/01/09 - 12/31/09         139              3               0             0
01/01/10 - 12/31/10         152              0               0             0
01/01/11 - 12/31/11         129              0               0             0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         100              8               2             1
01/01/08 - 12/31/08         126              7               0             0
01/01/09 - 12/31/09         107              3               0             0
01/01/10 - 12/31/10         100              0               0             0
01/01/11 - 12/31/11         123              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

The First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the 1,700-stock Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index is rebalanced on a semi-annual basis in February and August. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 12/07/06.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years      Inception       5 Years     Inception
                                                            Ended       Ended      (12/05/06)        Ended      (12/05/06)
                                                          12/31/11    12/31/11     to 12/31/11     12/31/11     to 12/31/11

FUND PERFORMANCE
NAV                                                         -9.56%     -0.36%        -0.57%         -1.78%        -2.86%
Market Value                                                -9.65%     -0.37%        -0.56%         -1.86%        -2.79%

INDEX PERFORMANCE
Value Line(R) Equity Allocation Index(TM)                   -8.91%      0.47%         0.26%          2.40%         1.34%
Russell 3000(R) Index                                        1.03%     -0.01%         0.00%         -0.07%         0.01%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of -9.56% during the 12-month period covered by this report. During the same period, the benchmark Russell 3000(R) Index generated a return of +1.03%. Oil States International, Inc. (+51.53%) and NewMarket Corp. (+49.14%) were two of the top-performing stocks during the period covered by this report. Suntech Power Holdings Co., Ltd., ADR (-62.85%) and Research In Motion Ltd. (-60.80%) were two of the worst-performing stocks during the period covered by this report.


-------------------
"Value Line(R)" and "Value Line(R) Equity Allocation Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Equity Allocation Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECTOR                                    INVESTMENTS
Consumer Discretionary                       21.32%
Consumer Staples                             15.71
Information Technology                       13.10
Utilities                                    12.89
Materials                                     9.18
Energy                                        7.05
Health Care                                   6.76
Financials                                    6.75
Industrials                                   3.66
Telecommunication Services                    3.58
                                            -------
     Total                                  100.00%
                                            =======

---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
Duke Energy Corp.                             1.42%
TJX (The) Cos., Inc.                          1.38
Edison International                          1.37
Eli Lilly & Co.                               1.37
Philip Morris International, Inc.             1.35
Consolidated Edison, Inc.                     1.33
McDonald's Corp.                              1.33
Google, Inc., Class A                         1.32
NIKE, Inc., Class B                           1.32
MasterCard, Inc., Class A                     1.31
                                            -------
     Total                                   13.50%
                                            =======


                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          DECEMBER 5, 2006 - DECEMBER 31, 2011

          First Trust Value Line(R) Equity     Value Line(R) Equity      Russell 3000(R)
               Allocation Index Fund           Allocation Index(TM)          Index

12/5/06            $10,000                          $10,000                $10,000
12/06                9,890                            9,897                 10,008
06/07               10,610                           10,623                 10,720
12/07               10,350                           10,398                 10,522
06/08                9,470                            9,551                  9,360
12/08                6,681                            6,772                  6,597
06/09                7,037                            7,177                  6,874
12/09                8,962                            9,192                  8,466
06/10                8,831                            9,104                  7,954
12/10               10,741                           11,125                  9,900
06/11               10,976                           11,405                 10,529
12/11                9,714                           10,132                 10,001

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2007 through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         80               6               2             0
01/01/08 - 12/31/08         110              5               0             1
01/01/09 - 12/31/09         110              3               0             0
01/01/10 - 12/31/10         156              0               0             0
01/01/11 - 12/31/11         146              1               0             0

                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         157              5               1             0
01/01/08 - 12/31/08         131              4               2             0
01/01/09 - 12/31/09         138              1               0             0
01/01/10 - 12/31/10          95              1               0             0
01/01/11 - 12/31/11         105              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line, Inc(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years      Inception       5 Years     Inception
                                                            Ended       Ended      (08/19/03)        Ended      (08/19/03)
                                                          12/31/11    12/31/11     to 12/31/11     12/31/11     to 12/31/11
FUND PERFORMANCE
NAV                                                         9.03%       2.08%        7.20%          10.85%        78.87%
Market Value                                                8.96%       2.09%        7.20%          10.92%        78.88%

INDEX PERFORMANCE
Value Line(R) Dividend Index(TM)                            9.88%       2.86%          N/A          15.15%           N/A
S&P 500(R) Index                                            2.11%      -0.25%        4.84%          -1.24%        48.54%
Dow Jones U.S. Select Dividend Index(SM)                   12.42%      -0.66%          N/A          -3.24%           N/A
---------------------------------------------------------------------------------------------------------------------------

  On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the
  "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006.
  Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/06) through period end (12/31/11) were 10.59% and 11.12% at NAV and Market Value, respectively. That compares to an Index return of 14.90% for the same period. The average annual total returns for the period from the reorganization date (12/15/06) through period end (12/31/11) were 2.01% and 2.11% at NAV and Market Value, respectively.
  That compares to an Index return of 2.80% for the same period.

  NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment
  Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor FVD Fund.

(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of +9.03% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of +2.11%. The Energy (+20.11%) and Utilities (+17.66%) sectors were two of the top-performing sectors, while the Materials (-0.99%) and Information Technology (-0.63%) sectors were two of the worst-performing sectors. VF Corp. (+47.40%) and Lorillard, Inc. (+46.26%) were two of the top-performing stocks during the period covered by this report. Federated Investors, Inc. (-39.58%) and Thomson Reuters Corp. (-25.80%) were two of the worst-performing stocks during the period covered by this report.


-------------------
"Value Line(R)" and "Value Line(R) Dividend Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Dividend Index(TM), is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                         % OF LONG-TERM
SECTOR                                    INVESTMENTS
Utilities                                    22.01%
Consumer Staples                             17.28
Financials                                   12.52
Industrials                                  11.29
Health Care                                   9.56
Consumer Discretionary                        8.90
Information Technology                        7.71
Energy                                        4.18
Materials                                     3.55
Telecommunication Services                    3.00
                                            -------
     Total                                  100.00%
                                            =======


---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
Federated Investors, Inc., Class B            0.61%
Honda Motor Co., Ltd., ADR                    0.61
Medtonic, Inc.                                0.61
NSTAR                                         0.61
Omnicom Group, Inc.                           0.61
Royal Bank of Canada                          0.61
Sanofi, ADR                                   0.61
Toronto-Dominion (The) Bank                   0.61
Bank of Montreal                              0.60
Canadian Imperial Bank of Commerce            0.60
                                            -------
     Total                                    6.08%
                                            =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      AUGUST 19, 2003 - DECEMBER 31, 2011

              First Trust Value Line(R)        S&P 500(R)
                 Dividend Index Fund             Index
08/03                  $10,000                  $10,000
12/03                   10,612                   11,166
06/04                   11,244                   11,551
12/04                   12,605                   12,381
06/05                   12,987                   12,281
12/05                   13,435                   12,989
06/06                   14,208                   13,341
12/06                   16,137                   15,041
06/07                   16,571                   16,088
12/07                   15,586                   15,867
06/08                   14,067                   13,977
12/08                   11,818                    9,997
06/09                   11,676                   10,313
12/09                   14,132                   12,642
06/10                   13,725                   11,801
12/10                   16,404                   14,547
06/11                   17,738                   15,423
12/11                   17,885                   14,854

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2007 through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         56               6               3             0
01/01/08 - 12/31/08         126              6               3             0
01/01/09 - 12/31/09         136              6               0             0
01/01/10 - 12/31/10         180              0               0             0
01/01/11 - 12/31/11         218              1               0             0

                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/07 - 12/31/07         176              9               1             0
01/01/08 - 12/31/08         105             11               2             0
01/01/09 - 12/31/09         107              3               0             0
01/01/10 - 12/31/10          72              0               0             0
01/01/11 - 12/31/11          33              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/15/07.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL            CUMULATIVE
                                                                                  TOTAL RETURNS           TOTAL RETURNS
                                                               1 Year Ended    Inception (02/08/07)    Inception (02/08/07)
                                                                 12/31/11          to 12/31/11             to 12/31/11

FUND PERFORMANCE
NAV                                                                -1.08%               1.12%                   5.58%
Market Value                                                       -1.18%               1.11%                   5.53%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector Index(SM)                                -0.38%               1.77%                   8.94%
Russell 1000(R) Index                                               1.50%              -0.60%                  -2.89%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of -1.08% during the 12-month period covered by this report. During the same period, the benchmark Russell 1000(R) Index generated a return of +1.50%. The Consumer Staples (+7.83%) and Health Care (+2.89%) sectors were two of the top-performing sectors, while the Telecommunication Services (-20.25%) and Information Technology (-8.19%) sectors were two of the worst-performing sectors. Intuitive Surgical, Inc. (+79.64%) and Biogen Idec, Inc. (+64.13%) were two of the top-performing stocks during the period covered by this report. First Solar, Inc. (-74.06%) and Netflix, Inc. (-60.56%) were two of the worst-performing stocks during the period covered by this report.


-------------------
NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Ex-Tech Sector Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECTOR (1)                                INVESTMENTS
Consumer Discretionary                       38.10%
Health Care                                  26.71
Information Technology                       14.11
Industrials                                   8.93
Consumer Staples                              6.93
Materials                                     3.44
Telecommunication Services                    1.78
                                            -------
     Total                                  100.00%
                                            =======

(1) The above sector allocation is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.



---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
Expedia, Inc.                                 1.90%
Gilead Sciences, Inc.                         1.90
Alexion Pharmaceuticals, Inc.                 1.86
Apollo Group, Inc., Class A                   1.86
Warner Chilcott PLC, Class A                  1.86
Amgen, Inc.                                   1.85
Intuitive Surgical, Inc.                      1.85
Celgene Corp.                                 1.83
First Solar, Inc.                             1.83
Starbucks Corp.                               1.83
                                            -------
     Total                                   18.57%
                                            =======


                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        FEBRUARY 8, 2007 - DECEMBER 31, 2011

       First Trust NASDAQ-100 Ex-Technology   NASDAQ-100 Ex-Tech     Russell 1000(R)
              Sector Index(SM) Fund            Sector Index(SM)           Index
02/07                $10,000                      $10,000               $10,000
12/07                 10,595                       10,653                10,282
06/08                  9,057                        9,126                 9,131
12/08                  6,029                        6,102                 6,417
06/09                  7,060                        7,165                 6,694
12/09                  8,848                        9,009                 8,241
06/10                  8,454                        8,633                 7,714
12/10                 10,674                       10,935                 9,568
06/11                 11,961                       12,294                10,177
12/11                 10,558                       10,894                 9,711

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2007 (commencement of trading) through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.



                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
02/15/07 - 12/31/07         110              0               0             3
01/01/08 - 12/31/08         136              2               0             3
01/01/09 - 12/31/09         137              1               3             1
01/01/10 - 12/31/10         156              0               0             0
01/01/11 - 12/31/11         159              0               0             0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
02/15/07 - 12/31/07         103              1               2             3
01/01/08 - 12/31/08         110              2               0             0
01/01/09 - 12/31/09         109              1               0             0
01/01/10 - 12/31/10          94              2               0             0
01/01/11 - 12/31/11          93              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/14/07.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL            CUMULATIVE
                                                                                  TOTAL RETURNS           TOTAL RETURNS
                                                               1 Year Ended    Inception (02/08/07)    Inception (02/08/07)
                                                                 12/31/11          to 12/31/11             to 12/31/11

FUND PERFORMANCE
NAV                                                              -41.23%             -13.84%                 -51.75%
Market Value                                                     -41.41%             -13.89%                 -51.90%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green Energy Index                       -40.81%             -13.23%                 -50.07%
Russell 2000(R) Index                                             -4.18%              -0.59%                  -2.88%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of -41.23% during the 12-month period covered by this report. During the same period, the benchmark Russell 2000(R) Index generated a return of -4.18%. National Semiconductor Corp. (+80.42%) and Advanced Analogic Technologies (+61.45%) were two of the top-performing stocks during the period covered by this report. Ener1, Inc. (-92.36%) and Hanwha SolarOne Co., Ltd., ADR (-87.97%) were two of the worst-performing stocks during the period covered by this report.


-------------------
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") and Clean Edge, Inc. ("Clean Edge(R)") respectively. NASDAQ OMX and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECTOR                                    INVESTMENTS
Information Technology                       73.93%
Industrials                                  10.49
Consumer Discretionary                        6.96
Energy                                        5.16
Utilities                                     1.99
Health Care                                   0.84
Materials                                     0.63
                                            -------
     Total                                  100.00%
                                            =======


---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
Linear Technology Corp.                       8.51%
ON Semiconductor Corp.                        8.11
Tesla Motors, Inc.                            6.95
First Solar, Inc.                             6.12
Cree, Inc.                                    5.97
AVX Corp.                                     4.28
Hexcel Corp.                                  4.21
Universal Display Corp.                       4.09
Fairchild Semiconductor International Inc.    3.69
Itron, Inc.                                   3.53
                                            -------
     Total                                   55.46%
                                            =======


                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          FEBRUARY 8, 2007 - DECEMBER 31, 2011

       First Trust NASDAQ(R) Clean Edge(R)     NASDAQ(R) Clean Edge(R)    Russell 2000(R)
             Green Energy Index Fund             Green Energy Index            Index
02/07               $10,000                           $10,000                $10,000
12/07                15,430                            15,522                  9,489
06/08                12,350                            12,472                  8,599
12/08                 5,595                             5,675                  6,283
06/09                 6,920                             7,038                  6,449
12/09                 8,045                             8,213                  7,990
06/10                 6,665                             6,824                  7,834
12/10                 8,210                             8,434                 10,136
06/11                 7,640                             7,879                 10,765
12/11                 4,825                             4,992                  9,713

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 14, 2007 (commencement of trading) through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
02/14/07 - 12/31/07          39              0               4             3
01/01/08 - 12/31/08          87              1               2             0
01/01/09 - 12/31/09          92              4               0             0
01/01/10 - 12/31/10          79              0               0             0
01/01/11 - 12/31/11         125              5               0             0

                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
02/14/07 - 12/31/07         176              0               0             0
01/01/08 - 12/31/08         156              3               4             0
01/01/09 - 12/31/09         152              3               1             0
01/01/10 - 12/31/10         173              0               0             0
01/01/11 - 12/31/11         116              6               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the securitized U.S. real estate investment trust ("REIT") market and maintains a constituency that reflects the composition of the overall REIT market. The Index contains securities selected for market representation according to geography and property type. All securities in the Index satisfy the Index's liquidity, price and market capitalization requirements. The Standard & Poor's Index Committee, a team of Standard & Poor's economists and index analysts, maintains the Index. The S&P Index Committee makes constituent changes on an as-needed basis. Share adjustments that exceed 5% are made at the time of the change. Share adjustments of less than 5% are made on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/10/07.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL            CUMULATIVE
                                                                                   TOTAL RETURNS           TOTAL RETURNS
                                                               1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                 12/31/11           to 12/31/11             to 12/31/11

FUND PERFORMANCE
NAV                                                                7.90%              -2.88%                 -12.72%
Market Value                                                       7.82%              -2.88%                 -12.72%

INDEX PERFORMANCE
S&P United States REIT Index*                                      8.48%                 N/A                     N/A
FTSE EPRA/NAREIT North America Index                               8.19%              -2.32%                 -10.34%
Russell 3000(R) Index                                              1.03%              -1.51%                  -6.81%
---------------------------------------------------------------------------------------------------------------------------

 * On November 6, 2008, the Fund's underlying index changed from the S&P REIT
   Composite Index to the S&P United States REIT Index. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of +7.90% during the 12-month period covered by this report. During the same period, the benchmark Russell 3000(R) Index generated a return of +1.03%. Mission West Properties (+44.16%) and Extra Space Storage, Inc. (+43.01%) were two of the top-performing stocks during the period covered by this report. FelCor Lodging Trust, Inc. (-56.68%) and Getty Realty Corp. (-51.86%) were two of the worst-performing stocks during the period covered by this report.


-------------------
Standard & Poor's(R), S&P(R) and S&P United States REIT Index are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO REIT CLASS ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
REIT CLASS                                INVESTMENTS
Specialized                                  27.82%
Retail                                       26.62
Residential                                  18.50
Office                                       15.92
Diversified                                   6.35
Industrial                                    4.79
                                            -------
     Total                                  100.00%
                                            =======

---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
Simon Property Group, Inc.                   10.25%
Public Storage                                5.16
Equity Residential                            4.58
HCP, Inc.                                     4.57
Ventas, Inc.                                  4.29
Boston Properties, Inc.                       3.98
Vornado Realty Trust                          3.84
Prologis, Inc.                                3.54
AvalonBay Communities, Inc.                   3.36
Host Hotels & Resorts, Inc.                   2.82
                                            -------
     Total                                   46.39%
                                            =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MAY 8, 2007 - DECEMBER 31, 2011

        First Trust S&P          FTSE EPRA/NAREIT       Russell 3000(R)
        REIT Index Fund        North America Index           Index
05/07       $10,000                  $10,000                $10,000
12/07         8,093                    8,206                  9,811
06/08         7,739                    7,843                  8,728
12/08         4,947                    4,872                  6,151
06/09         4,319                    4,381                  6,405
12/09         6,333                    6,442                  7,889
06/10         6,679                    6,772                  7,412
12/10         8,090                    8,287                  9,225
06/11         8,899                    9,163                  9,811
12/11         8,729                    8,965                  9,319


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
05/10/07 - 12/31/07          46             13               4              1
01/01/08 - 12/31/08          91             15               9             11
01/01/09 - 12/31/09         136             16               1              0
01/01/10 - 12/31/10         185              0               0              0
01/01/11 - 12/31/11         149              1               0              0

                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
05/10/07 - 12/31/07          85              9               5             0
01/01/08 - 12/31/08         109             12               4             2
01/01/09 - 12/31/09          84             14               1             0
01/01/10 - 12/31/10          67              0               0             0
01/01/11 - 12/31/11         102              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND

The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL            CUMULATIVE
                                                                                   TOTAL RETURNS           TOTAL RETURNS
                                                               1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                 12/31/11           to 12/31/11             to 12/31/11

FUND PERFORMANCE
NAV                                                                -5.62%               1.54%                   7.39%
Market Value                                                       -5.97%               1.49%                   7.13%

INDEX PERFORMANCE
ISE Water Index(TM)                                                -4.95%               2.22%                  10.76%
Russell 3000(R) Index                                               1.03%              -1.51%                  -6.81%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40)



PERFORMANCE REVIEW
The Fund generated a NAV return of -5.62% during the 12-month period covered by this report. During the same period, the benchmark Russell 3000(R) Index generated a return of +1.03%. American Water Works Co. (+30.04%) and Arch Chemicals, Inc. (+25.81%) were two of the top-performing stocks during the period covered by this report. Veolia Environnement, ADR (-60.52%) and Mueller Water Products, Inc. (-40.05%) were two of the worst-performing stocks during the period covered by this report.


-------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Water Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE Water Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECTOR                                    INVESTMENTS
Industrials                                  62.86%
Utilities                                    24.72
Health Care                                   4.29
Materials                                     4.14
Information Technology                        3.99
                                            -------
     Total                                  100.00%
                                            =======


---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
American Water Works Co., Inc.                4.13%
Companhia de Saneamento
    Basico do Estado de Sao Paulo, ADR        4.10
Aqua America, Inc.                            4.10
Lindsay Corp.                                 4.10
California Water Service Group                4.07
Mueller Water Products, Inc., Class A         4.04
Flow International Corp.                      4.00
Watts Water Technologies, Inc., Class A       3.79
Veolia Environment, ADR                       3.77
Pentair, Inc.                                 3.65
                                            -------
     Total                                   39.75%
                                            =======


                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - DECEMBER 31, 2011

            First Trust ISE Water        ISE Water        Russell 3000(R)
                 Index Fund              Index(TM)             Index
05/07             $10,000                 $10,000             $10,000
12/07              11,212                  11,260               9,811
06/08              10,992                  11,056               8,728
12/08               7,915                   7,987               6,151
06/09               8,168                   8,276               6,405
12/09               9,522                   9,681               7,889
06/10               8,989                   9,168               7,412
12/10              11,378                  11,653               9,225
06/11              11,910                  12,243               9,811
12/11              10,738                  11,076               9,319


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
05/11/07 - 12/31/07         51               0               0             1
01/01/08 - 12/31/08         129              3               3             1
01/01/09 - 12/31/09         103              4               0             0
01/01/10 - 12/31/10         146              0               0             0
01/01/11 - 12/31/11         131              0               0             0

                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
05/11/07 - 12/31/07         109              0               1             0
01/01/08 - 12/31/08         106              8               3             0
01/01/09 - 12/31/09         131             13               1             0
01/01/10 - 12/31/10         105              1               0             0
01/01/11 - 12/31/11         121              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The Index is constructed by establishing the universe of stocks listed in the U.S. of companies involved in the natural gas exploration and production industries and then eliminates stocks whose natural gas proven reserves do not meet certain requirements. The Index then ranks all candidate stocks using four different methods and, often averaging the rankings, selects the top 30 stocks based on the final rank. The Index is rebalanced on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL            CUMULATIVE
                                                                                   TOTAL RETURNS           TOTAL RETURNS
                                                               1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                 12/31/11           to 12/31/11             to 12/31/11

FUND PERFORMANCE
NAV                                                                -6.85%             -1.53%                   -6.93%
Market Value                                                       -7.13%             -1.54%                   -6.97%

INDEX PERFORMANCE
ISE-REVERE Natural Gas Index(TM)                                   -6.18%             -0.83%                   -3.80%
Russell 3000(R) Index                                               1.03%             -1.51%                   -6.81%
S&P Composite 1500 Energy Index                                     3.92%              2.99%                   14.68%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of -6.85% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500 Energy Index generated a return of +3.92%. Petrohawk Energy Corp. (+111.95%) and Cabot Oil & Gas Corp. (+100.96%) were two of the top-performing stocks during the period covered by this report. Quicksilver Resources, Inc. (-54.48%) and Forest Oil Corp. (-48.09%) were two of the worst-performing stocks during the period covered by this report.


-------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE-REVERE Natural Gas Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SUB-INDUSTRY ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SUB-INDUSTRY                              INVESTMENTS
Oil & Gas Exploration & Production           78.55%
Integrated Oil & Gas                         17.80
Gas Utilities                                 3.65
                                            -------
     Total                                  100.00%
                                            =======

---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
SandRidge Energy, Inc.                        3.76%
Exxon Mobil Corp.                             3.67
Questar Corp.                                 3.66
Talisman Energy, Inc.                         3.62
Murphy Oil Corp.                              3.60
PetroQuest Energy, Inc.                       3.59
Royal Dutch Shell PLC, ADR                    3.58
Stone Energy Corp.                            3.57
ConocoPhillips                                3.57
Noble Energy, Inc.                            3.48
                                            -------
     Total                                   36.10%
                                            =======


                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MAY 8, 2007 - DECEMBER 31, 2011

           First Trust ISE-Revere           ISE-REVERE         Russell 3000(R)    S&P Composite 1500
           Natural Gas Index Fund      Natural Gas Index(TM)        Index            Energy Index
05/07             $10,000                    $10,000              $10,000             $10,000
12/07              11,166                     11,213                9,804              12,170
06/08              15,755                     15,942                8,721              13,578
12/08               5,967                      6,016                6,147               7,810
06/09               6,454                      6,518                6,405               7,740
12/09               8,903                      9,017                7,889               9,092
06/10               7,752                      7,891                7,412               8,016
12/10               9,992                     10,254                9,225              11,036
06/11              11,012                     11,342                9,811              12,304
12/11               9,308                      9,620                9,319              11,469

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.



                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
05/11/07 - 12/31/07          49              0               0             2
01/01/08 - 12/31/08         131              6               1             2
01/01/09 - 12/31/09         174              1               0             0
01/01/10 - 12/31/10         124              0               0             0
01/01/11 - 12/31/11         151              0               0             0

                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
05/11/07 - 12/31/07         109              2               0             0
01/01/08 - 12/31/08         101              8               4             0
01/01/09 - 12/31/09          77              0               0             0
01/01/10 - 12/31/10         127              1               0             0
01/01/11 - 12/31/11         101              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND

The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL            CUMULATIVE
                                                                                   TOTAL RETURNS           TOTAL RETURNS
                                                               1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                 12/31/11           to 12/31/11             to 12/31/11

FUND PERFORMANCE
NAV                                                              -26.02%              -1.11%                  -5.04%
Market Value                                                     -26.24%              -1.15%                  -5.25%

INDEX PERFORMANCE
ISE ChIndia Index(TM)                                            -25.84%              -0.50%                  -2.30%
Russell 3000(R) Index                                              1.03%              -1.51%                  -6.81%
MSCI Emerging Markets Index                                      -18.42%               0.58%                   2.72%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of -26.02% during the 12-month period covered by this report. During the same period, the benchmark MSCI Emerging Markets Index generated a return of -18.42%. The Telecommunication Services (+6.76%) and Utilities (+2.99%) sectors were two of the top-performing sectors, while the Financials (-37.78%) and Information Technology (-29.59%) sectors were two of the worst-performing sectors. Melco Crown Entertainment Ltd., ADR (+51.26%) and China Unicom (Hong Kong) Ltd., ADR (+49.12%) were two of the top-performing stocks during the period covered by this report. Longtop Financial Technologies Ltd., ADR (-97.84%) and ReneSola Ltd., ADR (-83.18%) were two of the worst-performing stocks during the period covered by this report.


-------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE ChIndia Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECTOR                                    INVESTMENTS
Information Technology                       36.32%
Financials                                   15.73
Energy                                       13.99
Consumer Discretionary                       13.79
Telecommunication Services                   10.20
Materials                                     4.33
Health Care                                   3.49
Industrials                                   1.39
Utilities                                     0.76
                                            -------
     Total                                  100.00%
                                            =======

---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
China Mobile Ltd., ADR                        7.40%
PetroChina Co., Ltd., ADR                     7.38
Infosys Ltd., ADR                             7.24
ICICI Bank Ltd., ADR                          6.90
HDFC Bank Ltd., ADR                           6.87
Baidu, Inc., ADR                              6.60
Melco Crown Entertainment Ltd., ADR           4.42
Wipro Ltd., ADR                               4.12
Tata Motors Ltd., ADR                         3.96
CNOOC Ltd., ADR                               3.80
                                            -------
     Total                                   58.69%
                                            =======


                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MAY 8, 2007 - DECEMBER 31, 2011

         First Trust ISE Chindia        ISE ChIndia        Russell 3000(R)     MSCI Emerging Markets
               Index Fund                Index(TM)              Index                  Index
05/07            $10,000                  $10,000              $10,000                $10,000
12/07             13,873                   13,952                9,804                 12,715
06/08              9,985                   10,059                8,721                 11,220
12/08              5,968                    6,031                6,147                  5,934
06/09              8,329                    8,451                6,405                  8,071
12/09             10,836                   11,031                7,889                 10,593
06/10             10,540                   10,767                7,412                  9,939
12/10             12,836                   13,175                9,225                 12,592
06/11             13,047                   13,466                9,811                 12,703
12/11              9,497                    9,771                9,319                 10,273


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

QUARTER ENDED           0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
05/11/07 - 12/31/07          82              2               0             2
01/01/08 - 12/31/08          87              8               2             0
01/01/09 - 12/31/09         131             15              10             1
01/01/10 - 12/31/10         151              2               0             0
01/01/11 - 12/31/11          65              1               0             0

                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

QUARTER ENDED           0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
05/11/07 - 12/31/07          76              0               0             0
01/01/08 - 12/31/08         138             11               5             2
01/01/09 - 12/31/09          95              0               0             0
01/01/10 - 12/31/10          99              0               0             0
01/01/11 - 12/31/11         186              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

The First Trust Value Line(R) 100 Exchange-Traded Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL               CUMULATIVE
                                                                             TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years      Inception       5 Years     Inception
                                                            Ended       Ended      (06/12/03)        Ended      (06/12/03)
                                                          12/31/11    12/31/11     to 12/31/11     12/31/11     to 12/31/11

FUND PERFORMANCE
NAV                                                        -7.92%      -3.58%         2.36%        -16.65%       22.09%
Market Value                                               -7.92%      -1.98%         2.36%         -9.53%       22.08%

INDEX PERFORMANCE
Value Line(R) 100 Index(TM)                                -7.04%        N/A           N/A            N/A           N/A
Russell 3000(R) Index                                       1.03%      -0.01%         5.35%         -0.07%        56.16%
---------------------------------------------------------------------------------------------------------------------------

  On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor
  FVL Fund," a closed-end fund), which had an inception date of June 12, 2003.
  The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund.
  The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (06/15/07) through period end (12/31/11) were -25.89% for both NAV and Market Value. That compares to an Index return of -23.11% for that same period. The average annual total returns for the period from the reorganization date (6/15/07) through period end (12/31/11) were -6.38% for both NAV and Market Value. That compares to an Index return of -5.63% for the same period.

  NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June
  15, 2007, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor
  FVL Fund.

(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW
The Fund generated a NAV return of -7.92% during the 12-month period covered by this report. During the same period, the benchmark Russell 3000(R) Index generated a return of +1.03%. Kinetic Concepts, Inc. (+61.39%) and Genesco, Inc. (+51.10%) were two of the top-performing stocks during the period covered by this report. China-Biotics, Inc. (-90.07%) and Suntech Power Holdings Co., Ltd., ADR (-64.47%) were two of the worst-performing stocks during the period covered by this report.


-------------------
"Value Line(R)" and "Value Line(R) 100 Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) 100 Index(TM), is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECTOR                                    INVESTMENTS
Consumer Discretionary                       23.31%
Industrials                                  23.26
Materials                                    13.07
Health Care                                  11.08
Information Technology                       10.09
Energy                                        7.07
Telecommunication Services                    4.06
Consumer Staples                              3.04
Utilities                                     2.99
Financials                                    2.03
                                            -------
     Total                                  100.00%
                                            =======

---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
Seagate Technology PLC                        1.06%
Railamerica, Inc.                             1.05
Owens Corning, Inc.                           1.04
Tenet Healthcare Corp.                        1.04
Health Management Associates, Inc., Class A   1.04
Cost Plus, Inc.                               1.04
Tenneco, Inc.                                 1.04
BCE, Inc.                                     1.04
Shaw Communications, Inc., Class B            1.03
AGCO Corp.                                    1.03
                                            -------
     Total                                   10.41%
                                            =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       JUNE 12, 2003 - DECEMBER 31, 2011

          First Trust Value Line(R) 100        Russell 3000(R)
              Exchange-Traded Fund                  Index
08/03                $10,000                       $10,000
12/03                 11,073                        11,367
06/04                 11,427                        11,775
12/04                 12,519                        12,725
06/05                 12,649                        12,724
12/05                 14,003                        13,504
06/06                 14,305                        13,940
12/06                 14,647                        15,626
06/07                 16,357                        16,737
12/07                 17,563                        16,429
06/08                 16,063                        14,614
12/08                  9,081                        10,300
06/09                  8,728                        10,732
12/09                 10,238                        13,219
06/10                 10,150                        12,419
12/10                 13,259                        15,457
06/11                 14,011                        16,439
12/11                 12,209                        15,615


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 18, 2007 (commencement of trading as an exchange-traded fund) through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
06/18/07 - 12/31/07          39              9               4             0
01/01/08 - 12/31/08         115              4               4             0
01/01/09 - 12/31/09          67              5               0             0
01/01/10 - 12/31/10         149              0               0             0
01/01/11 - 12/31/11         137              2               0             0

                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
06/18/07 - 12/31/07          74              9               2             0
01/01/08 - 12/31/08         122              4               4             0
01/01/09 - 12/31/09         176              4               0             0
01/01/10 - 12/31/10         103              0               0             0
01/01/11 - 12/31/11         111              2               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QABA - FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index includes a subset of banks and thrifts or their holding companies listed on NASDAQ(R). The Index is jointly owned and was developed by NASDAQ OMX(R) and the American Bankers Association ("ABA"). For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on NASDAQ(R) excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the FDIC. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 07/01/09.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL            CUMULATIVE
                                                                                   TOTAL RETURNS           TOTAL RETURNS
                                                               1 Year Ended    Inception (06/29/09)    Inception (06/29/09)
                                                                 12/31/11           to 12/31/11             to 12/31/11

FUND PERFORMANCE
NAV                                                               -6.48%               7.17%                  18.96%
Market Value                                                      -7.27%               6.89%                  18.19%

INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank Index(SM)                        -5.84%               7.89%                  20.96%
S&P Composite 1500 Financials Sector Index                       -15.01%               6.33%                  16.62%
Russell 3000(R) Index                                              1.03%              15.79%                  44.40%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW
The Fund generated a NAV return of -6.48% during the 12-month period covered by this report. During the same period, the benchmark Russell 3000(R) Index generated a return of +1.03%. Citizens Republic Bancorp, Inc. (+85.37%) and Texas Capital Bancshares, Inc. (+43.91%) were two of the top-performing stocks during the period covered by this report. Hampton Roads Bankshares, Inc. (-85.34%) and Wilshire Bancorp, Inc. (-52.36%) were two of the worst-performing stocks during the period covered by this report.


-------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") and American Bankers Association ("ABA") (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QABA - FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO INDUSTRY ALLOCATION AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
INDUSTRY                                  INVESTMENTS
Commercial Banks                             80.23%
Thrifts & Mortgage Finance                   19.37
IT Services                                   0.40
                                            -------
     Total                                  100.00%
                                            =======

---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2011
---------------------------------------------------------
                                        % OF LONG-TERM
SECURITY                                  INVESTMENTS
People's United Financial, Inc.               4.93%
BOK Financial Corp.                           3.98
Commerce Bancshares, Inc.                     3.70
Zions Bancorporation                          3.19
East West Bancorp, Inc.                       3.13
Signature Bank                                2.95
TFS Financial Corp.                           2.95
Hancock Holding Co.                           2.88
SVB Financial Group                           2.20
Fulton Financial Corp.                        2.09
                                            -------
     Total                                   32.00%
                                            =======


                                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         JUNE 29, 2009 - DECEMBER 31, 2011

        First Trust NASDAQ(R) ABA           NASDAQ OMX(R) ABA         Russell 3000(R)         S&P Composite 1500
        Community Bank Index Fund        Community Bank Index(SM)          Index            Financials Sector Index
06/09           $10,000                         $10,000                  $10,000                   $10,000
12/09            11,280                          11,318                   12,224                    12,112
06/10            11,438                          11,505                   11,484                    11,744
12/10            12,721                          12,846                   14,293                    13,722
06/11            12,520                          12,688                   15,201                    13,420
12/11            11,898                          12,095                   14,439                    11,662

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 1, 2009 (commencement of trading) through December 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
07/01/09 - 12/31/09         60               3               1             0
01/01/10 - 12/31/10         151              1               0             0
01/01/11 - 12/31/11         135              2               0             0

                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
07/01/09 - 12/31/09         62               2               0             0
01/01/10 - 12/31/10         98               1               0             1
01/01/11 - 12/31/11         111              4               0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Value") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2011 (UNAUDITED)


As a shareholder of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, or First Trust NASDAQ(R) ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2011.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ANNUALIZED
                                                                                                  EXPENSE RATIO       EXPENSE PAID
                                                             BEGINNING            ENDING          BASED ON THE         DURING THE
                                                           ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                           JULY 1, 2011      DECEMBER 31, 2011     PERIOD (a)          PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
Actual                                                       $1,000.00             $883.50               0.60%              $2.85
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.18               0.60%              $3.06

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND
Actual                                                       $1,000.00           $1,061.40               0.45%              $2.34
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.94               0.45%              $2.29

FIRST TRUST US IPO INDEX FUND
Actual                                                       $1,000.00             $938.10               0.60%              $2.93
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.18               0.60%              $3.06

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
Actual                                                       $1,000.00             $904.30               0.60%              $2.88
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.18               0.60%              $3.06

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                                       $1,000.00             $935.30               0.60%              $2.93
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.18               0.60%              $3.06

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND
Actual                                                       $1,000.00             $745.40               0.60%              $2.64
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.18               0.60%              $3.06

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
Actual                                                       $1,000.00             $891.30               0.60%              $2.86
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.18               0.60%              $3.06

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2011 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    ANNUALIZED
                                                                                                   EXPENSE RATIO       EXPENSE PAID
                                                              BEGINNING            ENDING          BASED ON THE         DURING THE
                                                            ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                            JULY 1, 2011      DECEMBER 31, 2011     PERIOD (a)          PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST STRATEGIC VALUE INDEX FUND
Actual                                                       $1,000.00             $899.80               0.65%              $3.11
Hypothetical (5% return before expenses)                     $1,000.00           $1,021.93               0.65%              $3.31

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
Actual                                                       $1,000.00             $885.00               0.70%              $3.33
Hypothetical (5% return before expenses)                     $1,000.00           $1,021.68               0.70%              $3.57

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
Actual                                                       $1,000.00           $1,008.30               0.70%              $3.54
Hypothetical (5% return before expenses)                     $1,000.00           $1,021.68               0.70%              $3.57

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                                       $1,000.00             $882.70               0.60%              $2.85
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.18               0.60%              $3.06

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND
Actual                                                       $1,000.00             $631.50               0.60%              $2.47
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.18               0.60%              $3.06

FIRST TRUST S&P REIT INDEX FUND
Actual                                                       $1,000.00             $980.90               0.50%              $2.50
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.68               0.50%              $2.55

FIRST TRUST ISE WATER INDEX FUND
Actual                                                       $1,000.00             $901.60               0.60%              $2.88
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.18               0.60%              $3.06

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
Actual                                                       $1,000.00             $845.30               0.60%              $2.79
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.18               0.60%              $3.06

FIRST TRUST ISE CHINDIA INDEX FUND
Actual                                                       $1,000.00             $727.90               0.60%              $2.61
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.18               0.60%              $3.06

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
Actual                                                       $1,000.00             $871.40               0.70%              $3.30
Hypothetical (5% return before expenses)                     $1,000.00           $1,021.68               0.70%              $3.57

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND
Actual                                                       $1,000.00             $950.30               0.60%              $2.95
Hypothetical (5% return before expenses)                     $1,000.00           $1,022.18               0.60%              $3.06


(a)  These expense ratios reflect expense caps.
(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2011 through December 31, 2011), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 100.0%
           AEROSPACE & DEFENSE -- 1.2%
    6,068  Astronics Corp. (b)                      $    217,295
    7,112  Ducommun, Inc.                                 90,678
    6,727  LMI Aerospace, Inc. (b)                       118,059
   37,823  Taser International, Inc. (b)                 193,654
                                                    ------------
                                                         619,686
                                                    ------------
           AIR FREIGHT & LOGISTICS -- 0.2%
    5,945  Park-Ohio Holdings Corp. (b)                  106,059
                                                    ------------
           AUTO COMPONENTS -- 1.9%
   13,194  Drew Industries, Inc. (b)                     323,649
   14,143  Standard Motor Products, Inc.                 283,567
   17,317  Stoneridge, Inc. (b)                          145,983
   16,106  Superior Industries International, Inc.       266,393
                                                    ------------
                                                       1,019,592
                                                    ------------
           BIOTECHNOLOGY -- 1.2%
   63,141  Astex Pharmaceuticals (b)                     119,337
   48,470  Rigel Pharmaceuticals, Inc. (b)               382,428
   32,410  SciClone Pharmaceuticals, Inc. (b)            139,039
                                                    ------------
                                                         640,804
                                                    ------------
           BUILDING PRODUCTS -- 0.5%
   13,968  AAON, Inc.                                    286,204
                                                    ------------
           CAPITAL MARKETS -- 1.7%
   13,696  Calamos Asset Management, Inc.,
              Class A                                    171,337
    1,908  Diamond Hill Investment Group, Inc.           141,154
   10,049  INTL FCStone, Inc. (b)                        236,855
   13,108  Safeguard Scientifics, Inc. (b)               206,975
   22,161  SWS Group, Inc.                               152,246
                                                    ------------
                                                         908,567
                                                    ------------
           CHEMICALS -- 2.7%
   16,542  American Vanguard Corp.                       220,670
   33,869  Flotek Industries, Inc. (b)                   337,335
    5,912  Hawkins, Inc.                                 217,917
    4,964  KMG Chemicals, Inc.                            85,728
    8,728  Quaker Chemical Corp.                         339,432
   14,940  Zep, Inc.                                     208,861
                                                    ------------
                                                       1,409,943
                                                    ------------
           COMMERCIAL BANKS -- 15.6%
    1,939  Bancorp Rhode Island, Inc.                     76,978
   11,442  Banner Corp.                                  196,230
   52,089  BBCN Bancorp, Inc. (b)                        492,241
   53,103  Boston Private Financial Holdings, Inc.       421,638
    7,490  Bryn Mawr Bank Corp.                          145,980
   19,549  Cardinal Financial Corp.                      209,956
   17,032  Chemical Financial Corp.                      363,122
   27,387  Citizens Republic Bancorp, Inc. (b)           312,212
   10,266  City Holding Co.                              347,915
    9,455  Community Trust Bancorp, Inc.                 278,166
    9,396  Financial Institutions, Inc.                  151,651
   55,396  First Busey Corp.                             276,980
    7,477  First Financial Corp.                         248,835
    9,821  First Interstate BancSystem, Inc.,
              Class A                                    127,968


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMERCIAL BANKS (CONTINUED)
    12,008 Hudson Valley Holding Corp.              $    254,810
    14,608 Independent Bank Corp.                        398,652
    10,031 Lakeland Financial Corp.                      259,502
    29,950 Oriental Financial Group, Inc.                362,695
     6,849 Republic Bancorp, Inc., Class A               156,842
    19,045 S&T Bancorp, Inc.                             372,330
    16,491 Sandy Spring Bancorp, Inc.                    289,417
    10,675 Simmons First National Corp.,
              Class A                                    290,253
    11,176 Southside Bancshares, Inc.                    242,072
    21,512 State Bank Financial Corp. (b)                325,046
     5,628 Tompkins Financial Corp.                      216,734
    19,648 TowneBank                                     240,492
     9,701 Washington Trust Bancorp, Inc.                231,466
    16,935 WesBanco, Inc.                                329,725
    12,059 West Coast Bancorp (b)                        188,120
    55,472 Western Alliance Bancorp (b)                  345,591
                                                    ------------
                                                       8,153,619
                                                    ------------
           COMMERCIAL SERVICES & SUPPLIES
              -- 4.5%
     6,171 A.T. Cross Co., Class A (b)                    69,609
    39,750 Cenveo, Inc. (b)                              135,150
    55,885 EnergySolutions, Inc. (b)                     172,685
    17,593 Ennis, Inc.                                   234,515
    19,602 InnerWorkings, Inc. (b)                       182,494
     6,701 Intersections, Inc.                            74,314
    28,094 Metalico, Inc. (b)                             92,429
     9,123 Multi-Color Corp.                             234,735
     7,228 Schawk, Inc.                                   81,026
    10,614 Standard Parking Corp. (b)                    189,672
    13,279 Team, Inc. (b)                                395,050
    12,458 US Ecology, Inc.                              233,961
    13,981 Viad Corp.                                    244,388
                                                    ------------
                                                       2,340,028
                                                    ------------
           COMMUNICATIONS EQUIPMENT
              -- 1.7%
    10,289 Anaren, Inc. (b)                              171,003
    12,277 Black Box Corp.                               344,247
    15,258 Globecomm Systems, Inc. (b)                   208,730
    29,079 Symmetricom, Inc. (b)                         156,736
                                                    ------------
                                                         880,716
                                                    ------------
           COMPUTERS & PERIPHERALS -- 1.0%
    36,906 China Digital TV Holding Co.
              Ltd., ADR                                  116,992
    10,409 Datalink Corp. (b)                             85,978
    19,833 Super Micro Computer, Inc. (b)                310,982
                                                    ------------
                                                         513,952
                                                    ------------
           CONSTRUCTION & ENGINEERING
              -- 1.4%
    25,006 Furmanite Corp. (b)                           157,788
    13,237 Layne Christensen Co. (b)                     320,335
    13,885 MYR Group, Inc. (b)                           265,759
                                                    ------------
                                                         743,882
                                                    ------------

                       See Notes to Financial Statements                 Page 43

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           CONSUMER FINANCE -- 0.6%
   34,351  Advance America Cash Advance
              Centers, Inc.                         $    307,441
                                                    ------------
           DISTRIBUTORS -- 0.2%
   12,756  Voxx International Corp., Class A (b)         107,788
                                                    ------------
           DIVERSIFIED CONSUMER SERVICES
               -- 0.6%
   15,255  Lincoln Educational Services Corp.            120,515
   14,754  Universal Technical Institute, Inc. (b)       188,556
                                                    ------------
                                                         309,071
                                                    ------------
           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 1.4%
   30,738  Alaska Communications Systems
              Group, Inc.                                 92,521
   17,454  Consolidated Communications
              Holdings, Inc.                             332,499
   34,113  Premiere Global Services, Inc. (b)            288,937
                                                    ------------
                                                         713,957
                                                    ------------
           ELECTRIC UTILITIES -- 0.9%
    8,092  Central Vermont Public Service Corp.          284,029
    7,383  Unitil Corp.                                  209,530
                                                    ------------
                                                         493,559
                                                    ------------
           ELECTRICAL EQUIPMENT -- 1.3%
   10,140  Coleman Cable, Inc. (b)                        88,218
   12,948  Encore Wire Corp.                             335,353
    2,311  Preformed Line Products Co.                   137,874
   13,716  Vicor Corp.                                   109,180
                                                    ------------
                                                         670,625
                                                    ------------
           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 4.1%
   10,195  Badger Meter, Inc.                            300,039
   23,363  CTS Corp.                                     214,940
   12,148  Electro Rent Corp.                            208,338
   18,912  Maxwell Technologies, Inc. (b)                307,131
    9,777  Measurement Specialties, Inc. (b)             273,365
   25,496  Newport Corp. (b)                             347,000
   12,790  Park Electrochemical Corp.                    327,680
    3,080  Viasystems Group, Inc. (b)                     52,113
    8,361  Vishay Precision Group, Inc. (b)              133,609
                                                    ------------
                                                       2,164,215
                                                    ------------
           ENERGY EQUIPMENT & SERVICES
              -- 2.1%
    5,385  Dawson Geophysical Co. (b)                    212,869
   14,647  Global Geophysical Services, Inc. (b)          98,428
   93,529  Hercules Offshore, Inc. (b)                   415,269
    8,448  Mitcham Industries, Inc. (b)                  184,504
    8,312  Natural Gas Services Group, Inc. (b)          120,191
   10,073  Union Drilling, Inc. (b)                       62,856
                                                    ------------
                                                       1,094,117
                                                    ------------
           FOOD PRODUCTS -- 0.2%
   13,186  Omega Protein Corp. (b)                        94,016
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           GAS UTILITIES -- 0.5%
    6,508  Chesapeake Utilities Corp.               $    282,122
                                                    ------------
           HEALTH CARE EQUIPMENT &
              SUPPLIES -- 5.1%
   17,160  AngioDynamics, Inc. (b)                       254,140
    1,121  Atrion Corp.                                  269,298
    9,450  Cantel Medical Corp.                          263,938
   15,806  Greatbatch, Inc. (b)                          349,313
    5,803  Kensey Nash Corp. (b)                         111,360
   28,521  Merit Medical Systems, Inc. (b)               381,611
   37,538  RTI Biologics, Inc. (b)                       166,669
   24,687  Symmetry Medical, Inc. (b)                    197,249
    7,798  Synovis Life Technologies, Inc. (b)           217,018
   26,815  Wright Medical Group, Inc. (b)                442,447
                                                    ------------
                                                       2,653,043
                                                    ------------
           HEALTH CARE PROVIDERS & SERVICES
              -- 3.0%
   10,515  American Dental Partners, Inc. (b)            197,998
   13,589  Assisted Living Concepts, Inc.,
              Class A                                    202,340
   16,438  Bio-Reference Laboratories, Inc. (b)          267,446
    4,613  CorVel Corp. (b)                              238,538
   11,850  Ensign Group (The), Inc.                      290,325
   27,291  Metropolitan Health Networks,
              Inc. (b)                                   203,864
    8,091  U.S. Physical Therapy, Inc.                   159,231
                                                    ------------
                                                       1,559,742
                                                    ------------
           HEALTH CARE TECHNOLOGY -- 1.4%
   15,809  Medidata Solutions, Inc. (b)                  343,846
   40,228  Merge Healthcare, Inc. (b)                    195,106
    7,263  Transcend Services, Inc. (b)                  172,351
                                                    ------------
                                                         711,303
                                                    ------------
           HOTELS, RESTAURANTS & LEISURE
              -- 3.3%
   16,851  AFC Enterprises, Inc. (b)                     247,710
      833  Biglari Holdings, Inc. (b)                    306,744
   12,183  Bravo Brio Restaurant Group, Inc. (b)         208,939
   14,113  Caribou Coffee Co., Inc. (b)                  196,876
   66,232  Denny's Corp. (b)                             249,032
   17,525  Ruth's Hospitality Group, Inc. (b)             87,099
   36,502  Shuffle Master, Inc. (b)                      427,803
                                                    ------------
                                                       1,724,203
                                                    ------------
           HOUSEHOLD DURABLES -- 1.4%
   35,254  La-Z-Boy, Inc. (b)                            419,523
   13,392  Libbey, Inc. (b)                              170,614
   10,180  Universal Electronics, Inc. (b)               171,736
                                                    ------------
                                                         761,873
                                                    ------------
           HOUSEHOLD PRODUCTS -- 0.4%
   23,585  Central Garden & Pet Co.,
              Class A (b)                                196,227
                                                    ------------
           INDUSTRIAL CONGLOMERATES -- 0.6%
    8,607  Standex International Corp.                   294,101
                                                    ------------


Page 44                See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           INSURANCE -- 1.9%
   11,025  Crawford & Co., Class A                  $     44,872
   13,680  eHealth, Inc. (b)                             201,096
   35,982  Meadowbrook Insurance Group, Inc.             384,288
   28,157  National Financial Partners Corp. (b)         380,682
                                                    ------------
                                                       1,010,938
                                                    ------------
           INTERNET SOFTWARE & SERVICES
              -- 1.4%
   25,340  Move, Inc. (b)                                160,149
    8,751  Stamps.com, Inc. (b)                          228,663
   60,359  United Online, Inc.                           328,353
                                                    ------------
                                                         717,165
                                                    ------------
           IT SERVICES -- 1.1%
    6,294  Cass Information Systems, Inc.                229,039
   10,101  Computer Task Group, Inc. (b)                 142,222
   13,820  Virtusa Corp. (b)                             200,113
                                                    ------------
                                                         571,374
                                                    ------------
           LEISURE EQUIPMENT & PRODUCTS
              -- 1.7%
   17,681  JAKKS Pacific, Inc.                           249,479
   43,969  Smith & Wesson Holding Corp. (b)              191,705
   12,960  Sturm, Ruger & Co., Inc.                      433,641
                                                    ------------
                                                         874,825
                                                    ------------
           LIFE SCIENCES TOOLS & SERVICES
              -- 0.3%
   42,998  Affymetrix, Inc. (b)                          175,862
                                                    ------------
           MACHINERY -- 5.0%
    6,145  Alamo Group, Inc.                             165,485
   18,146  Altra Holdings, Inc. (b)                      341,689
    6,154  American Railcar Industries, Inc. (b)         147,265
    5,875  Cascade Corp.                                 277,124
   13,125  Columbus McKinnon Corp. (b)                   166,556
   13,772  Douglas Dynamics, Inc.                        201,347
    6,717  Graham Corp.                                  150,729
   19,491  John Bean Technologies Corp.                  299,577
    8,457  Kadant, Inc. (b)                              191,213
    7,009  L.B. Foster Co., Class A                      198,285
    7,625  Miller Industries, Inc.                       119,941
   11,535  NN, Inc. (b)                                   69,210
    6,335  Twin Disc, Inc.                               230,087
    8,446  Xerium Technologies, Inc. (b)                  55,237
                                                    ------------
                                                       2,613,745
                                                    ------------
           MEDIA -- 1.2%
    3,802  Fisher Communications, Inc. (b)               109,612
   12,792  Global Sources Ltd. (b)                        62,041
   27,735  Journal Communications, Inc.,
              Class A (b)                                122,034
   22,351  Knology, Inc. (b)                             317,384
                                                    ------------
                                                         611,071
                                                    ------------
           METALS & MINING -- 1.7%
   44,665  General Moly, Inc. (b)                        138,015
    4,304  Handy & Harman Ltd. (b)                        42,609
   29,482  Horsehead Holding Corp. (b)                   265,633


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           METALS & MINING (CONTINUED)
    9,071  Metals USA Holdings Corp. (b)            $    102,049
    6,486  Olympic Steel, Inc.                           151,253
    4,649  Universal Stainless & Alloy
              Products, Inc. (b)                         173,687
                                                    ------------
                                                         873,246
                                                    ------------
           MULTILINE RETAIL -- 0.8%
   24,502  Fred's, Inc., Class A                         357,239
    3,765  Gordmans Stores, Inc. (b)                      47,326
                                                    ------------
                                                         404,565
                                                    ------------
           OIL, GAS & CONSUMABLE FUELS
              -- 1.4%
   93,466  Hyperdynamics Corp. (b)                       228,992
    7,969  TransMontaigne Partners L.P. (c)              267,041
   38,514  VAALCO Energy, Inc. (b)                       232,625
                                                    ------------
                                                         728,658
                                                    ------------
           PAPER & FOREST PRODUCTS -- 1.0%
   10,200  Neenah Paper, Inc.                            227,664
   33,532  Wausau Paper Corp.                            276,974
                                                    ------------
                                                         504,638
                                                    ------------
           PERSONAL PRODUCTS -- 0.2%
    6,965  Nature's Sunshine Products, Inc. (b)          108,097
                                                    ------------
           PHARMACEUTICALS -- 1.0%
   41,257  Corcept Therapeutics, Inc. (b)                141,099
    6,815  Hi-Tech Pharmacal Co., Inc. (b)               265,036
   12,583  Obagi Medical Products, Inc. (b)              127,843
                                                    ------------
                                                         533,978
                                                    ------------
           PROFESSIONAL SERVICES -- 2.8%
   29,306  CBIZ, Inc. (b)                                179,060
    9,054  CDI Corp.                                     125,036
    7,344  CRA International, Inc. (b)                   145,705
   13,448  ICF International, Inc. (b)                   333,241
   10,840  Mistras Group, Inc. (b)                       276,312
   35,557  Navigant Consulting, Inc. (b)                 405,705
                                                    ------------
                                                       1,465,059
                                                    ------------
           REAL ESTATE INVESTMENT TRUSTS
              -- 1.2%
   71,573  Newcastle Investment Corp.                    332,815
   50,656  Resource Capital Corp.                        284,180
                                                    ------------
                                                         616,995
                                                    ------------
           ROAD & RAIL -- 1.1%
   15,323  Celadon Group, Inc.                           180,964
   10,390  Marten Transport Ltd.                         186,916
   10,391  Quality Distribution, Inc. (b)                116,899
    7,345  Roadrunner Transportation Systems,
              Inc. (b)                                   103,785
                                                    ------------
                                                         588,564
                                                    ------------
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 3.0%
   21,757  AXT, Inc. (b)                                  90,727
   15,317  Cohu, Inc.                                    173,848
   17,157  IXYS Corp. (b)                                185,810


                       See Notes to Financial Statements                 Page 45

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT (CONTINUED)
   14,383  Nanometrics, Inc. (b)                    $    264,935
   40,004  Photronics, Inc. (b)                          243,224
   21,541  Rudolph Technologies, Inc. (b)                199,470
   15,764  Standard Microsystems Corp. (b)               406,238
                                                    ------------
                                                       1,564,252
                                                    ------------
           SOFTWARE -- 1.9%
   16,218  Kenexa Corp. (b)                              433,021
   36,132  S1 Corp. (b)                                  345,783
   14,321  TeleNav, Inc. (b)                             111,847
   18,642  VASCO Data Security International,
              Inc. (b)                                   121,546
                                                    ------------
                                                       1,012,197
                                                    ------------
           SPECIALTY RETAIL -- 4.0%
    6,672  America's Car-Mart, Inc. (b)                  261,409
    8,842  Body Central Corp. (b)                        220,696
   29,113  Casual Male Retail Group, Inc. (b)             99,567
   72,344  Charming Shoppes, Inc. (b)                    354,486
    8,992  Destination Maternity Corp.                   150,346
   28,930  Hot Topic, Inc.                               191,227
   15,077  Lithia Motors, Inc., Class A                  329,583
    6,726  Shoe Carnival, Inc. (b)                       172,858
   19,136  Stein Mart, Inc. (b)                          130,316
   61,576  Wet Seal, Inc., Class A (b)                   200,738
                                                    ------------
                                                       2,111,226
                                                    ------------
           TEXTILES, APPAREL & LUXURY GOODS
              -- 0.4%
   12,281  Movado Group, Inc.                            223,146
                                                    ------------
           THRIFTS & MORTGAGE FINANCE
              -- 3.0%
   14,427  Berkshire Hills Bancorp, Inc.                 320,135
   21,563  Dime Community Bancshares, Inc.               271,694
   86,625  Doral Financial Corp. (b)                      82,813
    5,958  Federal Agricultural Mortgage Corp.,
              Class C                                    107,363
   21,449  Flushing Financial Corp.                      270,901
    8,624  Rockville Financial, Inc.                      89,345
   10,688  ViewPoint Financial Group                     139,051
    7,854  Walker & Dunlop, Inc. (b)                      98,646
    5,847  WSFS Financial Corp.                          210,258
                                                    ------------
                                                       1,590,206
                                                    ------------
           TRADING COMPANIES & DISTRIBUTORS
              -- 2.0%
    8,657  CAI International, Inc. (b)                   133,837
    6,382  DXP Enterprises, Inc. (b)                     205,500
   20,775  H&E Equipment Services, Inc. (b)              278,801
   11,221  Houston Wire & Cable Co.                      155,074
   11,639  Titan Machinery, Inc. (b)                     252,916
                                                    ------------
                                                       1,026,128
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           WATER UTILITIES -- 0.8%
   10,555  Middlesex Water Co.                      $    196,956
    8,928  SJW Corp.                                     211,058
                                                    ------------
                                                         408,014
                                                    ------------
           WIRELESS TELECOMMUNICATION
              SERVICES -- 0.4%
   15,036  USA Mobility, Inc.                            208,549
                                                    ------------
           TOTAL INVESTMENTS -- 100.0%                52,302,953
           (Cost $48,817,502) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                         24,930
                                                    ------------
           NET ASSETS -- 100.0%                     $ 52,327,883
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Master Limited Partnership ("MLP").

(d) Aggregate cost for federal income tax purposes is $48,975,614. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,098,260 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,770,921.

ADR  - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*         $52,302,953  $       --    $       --
                       =========================================

* See Portfolio of Investments for industry breakout.


Page 46                See Notes to Financial Statements

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 100.0%
           AEROSPACE & DEFENSE -- 2.7%
   93,071  Lockheed Martin Corp.                    $  7,529,444
   91,833  Raytheon Co.                                4,442,880
                                                    ------------
                                                      11,972,324
                                                    ------------
           CAPITAL MARKETS -- 0.1%
   46,204  Federated Investors, Inc., Class B            699,991
                                                    ------------
           CHEMICALS -- 0.3%
   20,557  Olin Corp.                                    403,945
   33,626  RPM International, Inc.                       825,518
                                                    ------------
                                                       1,229,463
                                                    ------------
           COMMERCIAL BANKS -- 1.1%
   13,940  Bank of Hawaii Corp.                          620,191
   10,240  Community Bank System, Inc.                   284,672
   23,387  CVB Financial Corp.                           234,572
  150,530  First Niagara Financial Group, Inc.         1,299,074
   22,507  Glacier Bancorp, Inc.                         270,759
    5,702  Park National Corp.                           370,972
   16,387  Trustmark Corp.                               398,040
   15,183  United Bankshares, Inc.                       429,223
   70,674  Valley National Bancorp                       874,237
                                                    ------------
                                                       4,781,740
                                                    ------------
           COMMERCIAL SERVICES & SUPPLIES
              -- 1.7%
    9,579  HNI Corp.                                     250,012
  104,059  Pitney Bowes, Inc.                          1,929,254
   96,759  R.R. Donnelley & Sons Co.                   1,396,232
  120,793  Waste Management, Inc.                      3,951,139
                                                    ------------
                                                       7,526,637
                                                    ------------
           COMPUTERS & PERIPHERALS -- 0.1%
   16,205  Diebold, Inc.                                 487,284
                                                    ------------
           CONTAINERS & PACKAGING -- 0.2%
   25,118  Sonoco Products Co.                           827,889
                                                    ------------
           DISTRIBUTORS -- 0.5%
   33,495  Genuine Parts Co.                           2,049,894
                                                    ------------
           DIVERSIFIED CONSUMER SERVICES
              -- 0.4%
   80,730  H&R Block, Inc.                             1,318,321
    3,652  Strayer Education, Inc.                       354,938
                                                    ------------
                                                       1,673,259
                                                    ------------
           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 19.2%
1,474,009  AT&T, Inc.                                 44,574,032
1,024,171  Verizon Communications, Inc.               41,089,741
                                                    ------------
                                                      85,663,773
                                                    ------------
           ELECTRIC UTILITIES -- 14.8%
   10,001  ALLETE, Inc.                                  419,842
  159,264  American Electric Power Co., Inc.           6,579,196
   67,649  Edison International                        2,800,669
   57,304  Entergy Corp.                               4,186,057
  221,807  Exelon Corp.                                9,619,769
  143,192  FirstEnergy Corp.                           6,343,406


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           ELECTRIC UTILITIES (CONTINUED)
   31,786  Hawaiian Electric Industries, Inc.       $    841,693
    5,492  MGE Energy, Inc.                              256,861
  111,875  NextEra Energy, Inc.                        6,810,950
   86,600  Pepco Holdings, Inc.                        1,757,980
   34,280  Pinnacle West Capital Corp.                 1,651,610
  194,333  PPL Corp.                                   5,717,277
   92,606  Progress Energy, Inc.                       5,187,788
  253,500  Southern (The) Co.                         11,734,515
   17,541  UIL Holdings Corp.                            620,425
   11,577  Unisource Energy Corp.                        427,423
   37,870  Westar Energy, Inc.                         1,089,899
                                                    ------------
                                                      66,045,360
                                                    ------------
           FOOD PRODUCTS -- 5.0%
   49,412  Campbell Soup Co.                           1,642,455
  108,831  ConAgra Foods, Inc.                         2,873,138
   81,467  H. J. Heinz Co.                             4,402,477
  362,865  Kraft Foods, Inc., Class A                 13,556,636
                                                    ------------
                                                      22,474,706
                                                    ------------
           GAS UTILITIES -- 1.1%
   36,145  AGL Resources, Inc.                         1,527,488
   26,872  Atmos Energy Corp.                            896,181
    5,930  Laclede Group (The), Inc.                     239,987
    7,078  Northwest Natural Gas Co.                     339,248
   17,703  Piedmont Natural Gas Co., Inc.                601,548
   41,372  Questar Corp.                                 821,648
   13,163  WGL Holdings, Inc.                            582,068
                                                    ------------
                                                       5,008,168
                                                    ------------
           HOUSEHOLD DURABLES -- 0.3%
   50,443  Leggett & Platt, Inc.                       1,162,207
                                                    ------------
           HOUSEHOLD PRODUCTS -- 1.8%
  108,753  Kimberly-Clark Corp.                        7,999,871
                                                    ------------
           INSURANCE -- 0.4%
    4,365  American National Insurance Co.               318,776
   31,664  Arthur J. Gallagher & Co.                   1,058,844
    2,155  Harleysville Group, Inc.                      121,908
    9,722  Mercury General Corp.                         443,518
                                                    ------------
                                                       1,943,046
                                                    ------------
           IT SERVICES -- 0.6%
   97,439  Paychex, Inc.                               2,933,888
                                                    ------------
           LEISURE EQUIPMENT & PRODUCTS
              -- 0.5%
   77,075  Mattel, Inc.                                2,139,602
                                                    ------------
           METALS & MINING -- 0.6%
   73,771  Nucor Corp.                                 2,919,119
                                                    ------------
           MULTI-UTILITIES -- 10.9%
   31,050  Alliant Energy Corp.                        1,369,615
   17,420  Avista Corp.                                  448,565
   12,378  Black Hills Corp.                             415,653
  112,563  CenterPoint Energy, Inc.                    2,261,391
   81,736  Consolidated Edison, Inc.                   5,070,084
  153,945  Dominion Resources, Inc.                    8,171,401
   52,774  DTE Energy Co.                              2,873,544


                       See Notes to Financial Statements                 Page 47

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           MULTI-UTILITIES (CONTINUED)
   29,054  Integrys Energy Group, Inc.              $  1,574,146
   80,422  NiSource, Inc.                              1,914,848
   10,545  NorthWestern Corp.                            377,406
   26,853  NSTAR                                       1,261,017
  131,673  PG&E Corp.                                  5,427,561
  153,314  Public Service Enterprise Group, Inc.       5,060,895
   36,444  SCANA Corp.                                 1,642,167
   56,313  Sempra Energy                               3,097,215
   65,996  TECO Energy, Inc.                           1,263,163
   27,553  Vectren Corp.                                 832,927
   50,621  Wisconsin Energy Corp.                      1,769,710
  134,440  Xcel Energy, Inc.                           3,715,922
                                                    ------------
                                                      48,547,230
                                                    ------------
           OIL, GAS & CONSUMABLE FUELS
              -- 5.3%
  323,619  ConocoPhillips                             23,582,117
                                                    ------------
           PAPER & FOREST PRODUCTS -- 0.7%
  107,830  International Paper Co.                     3,191,768
                                                    ------------
           PHARMACEUTICALS -- 28.6%
  381,142  Abbott Laboratories                        21,431,615
  468,758  Bristol-Myers Squibb Co.                   16,519,032
  336,400  Eli Lilly & Co.                            13,980,784
  625,730  Johnson & Johnson                          41,035,373
  925,437  Merck & Co., Inc.                          34,888,975
                                                    ------------
                                                     127,855,779
                                                    ------------
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 0.5%
   41,634  Intersil Corp., Class A                       434,659
   54,106  Microchip Technology, Inc.                  1,981,903
                                                    ------------
                                                       2,416,562
                                                    ------------
           SPECIALTY RETAIL -- 0.1%
   40,731  American Eagle Outfitters, Inc.               622,777
                                                    ------------
           THRIFTS & MORTGAGE FINANCE
              -- 1.2%
  252,554  New York Community Bancorp, Inc.            3,124,093
   24,487  Northwest Bancshares, Inc.                    304,618
  127,626  People's United Financial, Inc.             1,639,994
   14,740  Provident Financial Services, Inc.            197,369
                                                    ------------
                                                       5,266,074
                                                    ------------
           TOBACCO -- 1.2%
  121,930  Reynolds American, Inc.                     5,050,340
    7,281  Universal Corp.                               334,635
                                                    ------------
                                                       5,384,975
                                                    ------------
           TRADING COMPANIES & DISTRIBUTORS
              -- 0.1%
    6,266  Watsco, Inc.                                  411,426
                                                    ------------


           DESCRIPTION                                 VALUE
           ---------------------------------------  ------------
           TOTAL INVESTMENTS -- 100.0%              $446,816,929
           (Cost $417,273,230) (b)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                        212,605
                                                    ------------
           NET ASSETS -- 100.0%                     $447,029,534
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $419,278,444. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $29,000,340 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,461,855.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $446,816,929  $       --    $       --
                      ==========================================

* See Portfolio of Investments for industry breakout.



Page 48                See Notes to Financial Statements

FIRST TRUST US IPO INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 99.9%
           AEROSPACE & DEFENSE -- 0.2%
    1,509  DigitalGlobe, Inc. (b)                   $     25,819
                                                    ------------
           AIRLINES -- 0.2%
    2,365  Spirit Airlines, Inc. (b)                      36,894
                                                    ------------
           AUTO COMPONENTS -- 1.5%
   10,705  Delphi Automotive PLC (b)                     230,586
                                                    ------------
           AUTOMOBILES -- 7.3%
   51,023  General Motors Co. (b)                      1,034,236
    3,401  Tesla Motors, Inc. (b)                         97,133
                                                    ------------
                                                       1,131,369
                                                    ------------
           BEVERAGES -- 1.8%
    6,991  Dr. Pepper Snapple Group, Inc.                276,005
                                                    ------------
           BIOTECHNOLOGY -- 2.3%
    3,271  Ironwood Pharmaceuticals, Inc.,
              Class A (b)                                 39,154
    2,470  Pharmasset, Inc. (b)                          316,654
                                                    ------------
                                                         355,808
                                                    ------------
           CAPITAL MARKETS -- 1.2%
    4,013  Apollo Global Management LLC,
              Class A                                     49,801
    1,484  Financial Engines, Inc. (b)                    33,138
    3,600  LPL Investment Holdings, Inc. (b)             109,944
                                                    ------------
                                                         192,883
                                                    ------------
           COMMERCIAL BANKS -- 0.8%
    4,202  First Republic Bank (b)                       128,623
                                                    ------------
           COMMERCIAL SERVICES & SUPPLIES
              -- 0.4%
    4,444  KAR Auction Services, Inc. (b)                 59,994
                                                    ------------
           COMMUNICATIONS EQUIPMENT
              -- 2.8%
    9,768  Motorola Mobility Holdings, Inc. (b)          378,999
    2,984  Ubiquiti Networks, Inc. (b)                    54,398
                                                    ------------
                                                         433,397
                                                    ------------
           COMPUTERS & PERIPHERALS -- 0.4%
    2,814  Fusion-io, Inc. (b)                            68,099
                                                    ------------
           CONSUMER FINANCE -- 3.0%
   17,925  Discover Financial Services                   430,200
    1,376  Green Dot Corp., Class A (b)                   42,959
                                                    ------------
                                                         473,159
                                                    ------------
           DIVERSIFIED CONSUMER SERVICES
              -- 1.1%
    1,674  Bridgepoint Education, Inc. (b)                38,502
    4,154  Education Management Corp. (b)                116,270
    1,186  K12, Inc. (b)                                  21,277
                                                    ------------
                                                         176,049
                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES
              -- 1.3%
    2,933  CBOE Holdings, Inc.                            75,847
    3,932  MSCI, Inc., Class A (b)                       129,481
                                                    ------------
                                                         205,328
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           ELECTRICAL EQUIPMENT -- 1.4%
    2,205  Generac Holdings, Inc. (b)               $     61,806
    5,743  Sensata Technologies Holding
              N.V. (b)                                   150,926
                                                    ------------
                                                         212,732
                                                    ------------
           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 0.3%
    2,765  Aeroflex Holding Corp. (b)                     28,314
    2,587  Invensense, Inc. (b)                           25,766
                                                    ------------
                                                          54,080
                                                    ------------
           ENERGY EQUIPMENT & SERVICES
              -- 0.2%
    1,692  C&J Energy Services, Inc. (b)                  35,414
                                                    ------------
           FOOD & STAPLES RETAILING -- 0.4%
    1,565  Fresh Market (The), Inc. (b)                   62,443
                                                    ------------
           FOOD PRODUCTS -- 3.1%
    2,890  Dole Food Co., Inc. (b)                        24,999
    6,639  Mead Johnson Nutrition Co.                    456,298
                                                    ------------
                                                         481,297
                                                    ------------
           HEALTH CARE EQUIPMENT & SUPPLIES
              -- 0.2%
    1,358  Mako Surgical Corp. (b)                        34,235
                                                    ------------
           HEALTH CARE PROVIDERS & SERVICES
              -- 3.2%
    3,203  Accretive Health, Inc. (b)                     73,605
   14,237  HCA Holdings, Inc. (b)                        313,641
    4,830  Select Medical Holdings Corp. (b)              40,958
    2,137  Team Health Holdings, Inc. (b)                 47,164
    2,506  Vanguard Health Systems, Inc. (b)              25,611
                                                    ------------
                                                         500,979
                                                    ------------
           HOTELS, RESTAURANTS & LEISURE
              -- 1.9%
    3,918  Dunkin' Brands Group, Inc. (b)                 97,872
    5,386  Hyatt Hotels Corp., Class A (b)               202,729
                                                    ------------
                                                         300,601
                                                    ------------
           INSURANCE -- 0.6%
    2,407  Primerica, Inc.                                55,938
    3,868  Symetra Financial Corp.                        35,083
                                                    ------------
                                                          91,021
                                                    ------------
           INTERNET & CATALOG RETAIL -- 0.8%
    2,628  HomeAway, Inc. (b)                             61,101
    1,926  HSN, Inc.                                      69,837
                                                    ------------
                                                         130,938
                                                    ------------
           INTERNET SOFTWARE & SERVICES -- 2.5%
    1,437  Ancestry.com, Inc. (b)                         32,994
    3,175  AOL, Inc. (b)                                  47,943
    3,261  Bankrate, Inc. (b)                             70,111
    1,581  Cornerstone OnDemand, Inc. (b)                 28,837
      793  LogMeIn, Inc. (b)                              30,570
    4,275  Rackspace Hosting, Inc. (b)                   183,868
                                                    ------------
                                                         394,323
                                                    ------------

                       See Notes to Financial Statements                 Page 49

FIRST TRUST US IPO INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           IT SERVICES -- 13.5%
    4,634  Booz Allen Hamilton Holding Corp.,
              Class A (b)                           $     79,937
    2,652  FleetCor Technologies, Inc. (b)                79,215
    1,842  Higher One Holdings, Inc. (b)                  33,966
    2,316  ServiceSource International, Inc. (b)          36,338
    5,459  Teradata Corp. (b)                            264,816
   15,872  Visa, Inc., Class A                         1,611,484
                                                    ------------
                                                       2,105,756
                                                    ------------
           MACHINERY -- 1.0%
    6,019  Xylem, Inc.                                   154,628
                                                    ------------
           MEDIA -- 2.3%
    2,343  AMC Networks, Inc., Class A (b)                88,050
    5,262  Pandora Media, Inc. (b)                        52,672
    5,200  Scripps Networks Interactive, Class A         220,584
                                                    ------------
                                                         361,306
                                                    ------------
           METALS & MINING -- 0.6%
    2,736  Molycorp, Inc. (b)                             65,609
    2,283  SunCoke Energy, Inc. (b)                       25,570
                                                    ------------
                                                          91,179
                                                    ------------
           MULTILINE RETAIL -- 2.9%
   11,140  Dollar General Corp. (b)                      458,300
                                                    ------------
           OIL, GAS & CONSUMABLE FUELS
              -- 13.3%
    1,987  Cloud Peak Energy, Inc. (b)                    38,389
   12,788  Cobalt International Energy, Inc. (b)         198,470
    3,381  Concho Resources, Inc. (b)                    316,969
    2,823  CVR Energy, Inc. (b)                           52,875
   23,057  Kinder Morgan, Inc.                           741,744
    3,329  KiOR, Inc., Class A (b)                        33,889
   12,714  Kosmos Energy Ltd. (b)                        155,873
   11,627  Marathon Petroleum Corp.                      387,063
    3,015  Oasis Petroleum, Inc. (b)                      87,706
    1,381  Targa Resources Corp.                          56,193
                                                    ------------
                                                       2,069,171
                                                    ------------
           PROFESSIONAL SERVICES -- 3.7%
   11,715  Nielsen Holdings N.V. (b)                     347,819
    1,599  RPX Corp. (b)                                  20,227
    5,333  Verisk Analytics, Inc., Class A (b)           214,013
                                                    ------------
                                                         582,059
                                                    ------------
           REAL ESTATE INVESTMENT TRUSTS
              -- 0.5%
    2,699  CYS Investments, Inc.                          35,465
    2,045  DuPont Fabros Technology, Inc.                 49,530
                                                    ------------
                                                          84,995
                                                    ------------
           ROAD & RAIL -- 0.2%
    4,549  Swift Transportation Co. (b)                   37,484
                                                    ------------
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 1.7%
    8,007  Freescale Semiconductor Holdings I
              Ltd. (b)                                   101,288
    4,149  GT Advanced Technologies, Inc. (b)             30,039


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT (CONTINUED)
    8,178  NXP Semiconductor N.V. (b)               $    125,696
                                                    ------------
                                                         257,023
                                                    ------------
           SOFTWARE -- 3.7%
      882  BroadSoft, Inc. (b)                            26,636
    5,023  Fortinet, Inc. (b)                            109,552
    2,214  NetSuite, Inc. (b)                             89,778
    2,727  QLIK Technologies, Inc. (b)                    65,993
    2,342  RealPage, Inc. (b)                             59,182
    2,384  Solarwinds, Inc. (b)                           66,633
    2,480  SS&C Technologies Holdings,
              Inc. (b)                                    44,789
    2,746  SuccessFactors, Inc. (b)                      109,483
                                                    ------------
                                                         572,046
                                                    ------------
           SPECIALTY RETAIL -- 1.4%
    2,893  Express, Inc. (b)                              57,686
    1,420  Francesca's Holdings Corp. (b)                 24,566
    3,465  GNC Acquisition Holdings, Inc.,
              Class A (b)                                100,312
      952  Vitamin Shoppe, Inc. (b)                       37,966
                                                    ------------
                                                         220,530
                                                    ------------
           TEXTILES, APPAREL & LUXURY GOODS
              -- 0.3%
    1,321  Vera Bradley, Inc. (b)                         42,602
                                                    ------------
           THRIFTS & MORTGAGE FINANCE
              -- 0.5%
    3,173  BankUnited, Inc.                               69,774
                                                    ------------
           TOBACCO -- 13.4%
    4,403  Lorillard, Inc.                               501,942
   20,161  Philip Morris International, Inc.           1,582,235
                                                    ------------
                                                       2,084,177
                                                    ------------
           TRADING COMPANIES & DISTRIBUTORS
              -- 0.5%
    3,225  Air Lease Corp. (b)                            76,465
                                                    ------------
           TRANSPORTATION INFRASTRUCTURE
              -- 0.3%
    2,791  Wesco Aircraft Holdings, Inc. (b)              39,046
                                                    ------------
           WATER UTILITIES -- 1.2%
    5,724  American Water Works Co., Inc.                182,367
                                                    ------------
           TOTAL INVESTMENTS -- 99.9%                 15,580,984
           (Cost $14,831,539) (c)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                         12,851
                                                    ------------
           NET ASSETS -- 100.0%                     $ 15,593,835
                                                    ============

Page 50                See Notes to Financial Statements

FIRST TRUST US IPO INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $14,966,750. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,062,617 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,448,383.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $15,580,984   $       --    $       --
                      ==========================================

* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                 Page 51

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 99.9%
           AIR FREIGHT & LOGISTICS -- 2.0%
   10,808  C.H. Robinson Worldwide, Inc.            $    754,182
   17,827  Expeditors International of
              Washington, Inc.                           730,194
                                                    ------------
                                                       1,484,376
                                                    ------------
           BEVERAGES -- 0.9%
    7,505  Hansen Natural Corp. (b)                      691,511
                                                    ------------
           BIOTECHNOLOGY -- 6.2%
   10,843  Alexion Pharmaceuticals, Inc. (b)             775,275
   11,985  Amgen, Inc.                                   769,557
    6,525  Biogen Idec, Inc. (b)                         718,076
   11,300  Celgene Corp. (b)                             763,880
   19,367  Gilead Sciences, Inc. (b)                     792,691
   21,223  Vertex Pharmaceuticals, Inc. (b)              704,816
                                                    ------------
                                                       4,524,295
                                                    ------------
           CHEMICALS -- 1.0%
   11,396  Sigma-Aldrich Corp.                           711,794
                                                    ------------
           COMMERCIAL SERVICES & SUPPLIES
              -- 1.0%
    9,406  Stericycle, Inc. (b)                          732,915
                                                    ------------
           COMMUNICATIONS EQUIPMENT
              -- 4.0%
   40,116  Cisco Systems, Inc.                           725,297
    6,865  F5 Networks, Inc. (b)                         728,514
   13,679  QUALCOMM, Inc.                                748,241
   53,547  Research In Motion Ltd. (b)                   776,432
                                                    ------------
                                                       2,978,484
                                                    ------------
           COMPUTERS & PERIPHERALS -- 5.0%
    1,889  Apple, Inc. (b)                               765,045
   47,883  Dell, Inc. (b)                                700,528
   20,153  NetApp, Inc. (b)                              730,949
   15,021  SanDisk Corp. (b)                             739,184
   46,641  Seagate Technology PLC                        764,912
                                                    ------------
                                                       3,700,618
                                                    ------------
           DIVERSIFIED CONSUMER SERVICES
              -- 1.0%
   14,350  Apollo Group, Inc., Class A (b)               773,034
                                                    ------------
           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 1.0%
  124,297  Flextronics International Ltd. (b)            703,521
                                                    ------------
           FOOD & STAPLES RETAILING -- 2.0%
    8,716  Costco Wholesale Corp.                        726,217
   10,878  Whole Foods Market, Inc.                      756,891
                                                    ------------
                                                       1,483,108
                                                    ------------
           FOOD PRODUCTS -- 1.0%
   15,901  Green Mountain Coffee Roasters,
              Inc. (b)                                   713,160
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           HEALTH CARE EQUIPMENT & SUPPLIES
              -- 2.0%
   20,764  DENTSPLY International, Inc.             $    726,532
    1,665  Intuitive Surgical, Inc. (b)                  770,912
                                                    ------------
                                                       1,497,444
                                                    ------------
           HEALTH CARE PROVIDERS & SERVICES
              -- 2.0%
   16,537  Express Scripts, Inc. (b)                     739,039
   11,526  Henry Schein, Inc. (b)                        742,620
                                                    ------------
                                                       1,481,659
                                                    ------------
           HEALTH CARE TECHNOLOGY -- 1.1%
   12,772  Cerner Corp. (b)                              782,285
                                                    ------------
           HOTELS, RESTAURANTS & LEISURE
              -- 3.0%
   31,155  Ctrip.com International Ltd., ADR (b)         729,027
   16,552  Starbucks Corp.                               761,557
    6,812  Wynn Resorts Ltd.                             752,658
                                                    ------------
                                                       2,243,242
                                                    ------------
           HOUSEHOLD DURABLES -- 1.0%
   18,939  Garmin Ltd.                                   753,962
                                                    ------------
           INTERNET & CATALOG RETAIL -- 5.0%
    3,970  Amazon.com, Inc. (b)                          687,207
   27,350  Expedia, Inc.                                 793,697
   46,641  Liberty Interactive Corp., Class A (b)        756,284
   10,308  Netflix, Inc. (b)                             714,241
    1,575  priceline.com, Inc. (b)                       736,643
                                                    ------------
                                                       3,688,072
                                                    ------------
           INTERNET SOFTWARE & SERVICES
              -- 6.2%
   27,005  Akamai Technologies, Inc. (b)                 871,721
    6,284  Baidu, Inc., ADR (b)                          731,898
   23,674  eBay, Inc. (b)                                718,032
    1,150  Google, Inc., Class A (b)                     742,785
   20,728  VeriSign, Inc.                                740,404
   48,107  Yahoo!, Inc. (b)                              775,966
                                                    ------------
                                                       4,580,806
                                                    ------------
           IT SERVICES -- 5.0%
   13,912  Automatic Data Processing, Inc.               751,387
   10,989  Cognizant Technology Solutions
              Corp., Class A (b)                         706,703
   12,531  Fiserv, Inc. (b)                              736,071
   14,288  Infosys Ltd., ADR                             734,117
   24,322  Paychex, Inc.                                 732,335
                                                    ------------
                                                       3,660,613
                                                    ------------
           LEISURE EQUIPMENT & PRODUCTS
              -- 1.0%
   25,749  Mattel, Inc.                                  714,792
                                                    ------------
           LIFE SCIENCES TOOLS & SERVICES
              -- 1.0%
   18,505  Life Technologies Corp. (b)                   720,030
                                                    ------------
           MACHINERY -- 1.0%
   19,870  PACCAR, Inc.                                  744,529
                                                    ------------


Page 52                See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           MEDIA -- 5.0%
   30,848  Comcast Corp., Class A                   $    731,406
   17,094  DIRECTV, Class A (b)                          730,939
   42,384  News Corp., Class A                           756,131
  406,597  Sirius XM Radio, Inc. (b)                     740,006
   34,352  Virgin Media, Inc.                            734,446
                                                    ------------
                                                       3,692,928
                                                    ------------
           METALS & MINING -- 1.0%
    7,070  Randgold Resources Ltd., ADR                  721,847
                                                    ------------
           MULTILINE RETAIL -- 1.7%
    8,690  Dollar Tree, Inc. (b)                         722,226
   15,591  Sears Holdings Corp. (b)                      495,482
                                                    ------------
                                                       1,217,708
                                                    ------------
           PHARMACEUTICALS -- 4.0%
   34,467  Mylan, Inc. (b)                               739,662
    7,330  Perrigo Co.                                   713,209
   16,846  Teva Pharmaceutical Industries Ltd.,
              ADR                                        679,905
   51,332  Warner Chilcott PLC, Class A (b)              776,653
                                                    ------------
                                                       2,909,429
                                                    ------------
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 15.3%
   21,111  Altera Corp.                                  783,218
   69,669  Applied Materials, Inc.                       746,155
   24,989  Avago Technologies Ltd.                       721,183
   25,058  Broadcom Corp., Class A (b)                   735,703
   22,553  First Solar, Inc. (b)                         761,389
   30,981  Intel Corp.                                   751,289
   15,632  KLA-Tencor Corp.                              754,244
   20,036  Lam Research Corp. (b)                        741,733
   24,842  Linear Technology Corp.                       746,005
   53,231  Marvell Technology Group Ltd. (b)             737,249
   28,741  Maxim Integrated Products, Inc.               748,416
   20,872  Microchip Technology, Inc.                    764,541
  126,704  Micron Technology, Inc. (b)                   796,968
   53,270  NVIDIA Corp. (b)                              738,322
   23,059  Xilinx, Inc.                                  739,272
                                                    ------------
                                                      11,265,687
                                                    ------------
           SOFTWARE -- 12.6%
   60,579  Activision Blizzard, Inc.                     746,333
   25,520  Adobe Systems, Inc. (b)                       721,450
   23,067  Autodesk, Inc. (b)                            699,622
   21,697  BMC Software, Inc. (b)                        711,228
   35,769  CA, Inc.                                      723,070
   13,283  Check Point Software Technologies
              Ltd. (b)                                   697,889
   11,231  Citrix Systems, Inc. (b)                      681,946
   35,584  Electronic Arts, Inc. (b)                     733,031
   13,899  Intuit, Inc.                                  730,949
   27,680  Microsoft Corp.                               718,573
   29,220  Nuance Communications, Inc. (b)               735,175
   24,638  Oracle Corp.                                  631,965
   46,551  Symantec Corp. (b)                            728,523
                                                    ------------
                                                       9,259,754
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           SPECIALTY RETAIL -- 3.9%
   11,756  Bed Bath & Beyond, Inc. (b)              $    681,495
      568  Orchard Supply Hardware Stores
              Corp., Class A (b) (c)                       2,138
    9,009  O'Reilly Automotive, Inc. (b)                 720,270
   15,312  Ross Stores, Inc.                             727,779
   51,113  Staples, Inc.                                 709,960
                                                    ------------
                                                       2,841,642
                                                    ------------
           TEXTILES, APPAREL & LUXURY GOODS
              -- 1.0%
    8,891  Fossil, Inc. (b)                              705,590
                                                    ------------
           TRADING COMPANIES & DISTRIBUTORS
              -- 1.0%
   17,375  Fastenal Co.                                  757,724
                                                    ------------
           WIRELESS TELECOMMUNICATION
              SERVICES -- 1.0%
   26,488  Vodafone Group PLC, ADR                       742,459
                                                    ------------

           TOTAL COMMON STOCKS -- 99.9%
           (Cost $80,657,449)                         73,479,018

           PREFERRED STOCK -- 0.0%
           SPECIALTY RETAIL -- 0.0%
      568  Orchard Supply Hardware Stores
              Corp. (b) (c)                                2,138
           (Cost $0)                                ------------

           TOTAL INVESTMENTS -- 99.9%                 73,481,156
           (Cost $80,657,449) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                         58,196
                                                    ------------
           NET ASSETS -- 100.0%                     $ 73,539,352
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(d) Aggregate cost for federal income tax purposes is $81,514,571. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,564,540 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,597,955.

ADR   - American Depositary Receipt


                       See Notes to Financial Statements                 Page 53

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                       VALUE AT
INVESTMENTS           12/31/2011     LEVEL 1     LEVEL 2   LEVEL 3
------------------------------------------------------------------
Common Stocks:
   Specialty Retail  $  2,841,642  $  2,839,504  $ 2,138   $   --
   Other Industry
      Categories*      70,637,376    70,637,376       --       --
                     ---------------------------------------------
Total Common Stock     73,479,018    73,476,880    2,138       --
Preferred Stocks*           2,138            --    2,138       --
                     ---------------------------------------------
TOTAL INVESTMENTS    $ 73,481,156  $ 73,476,880  $ 4,276   $   --
                     =============================================


* See Portfolio of Investments for industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.



Page 54                See Notes to Financial Statements

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 100.0%
           COMMUNICATIONS EQUIPMENT
              -- 9.4%
  188,769  Cisco Systems, Inc.                      $  3,412,943
   32,305  F5 Networks, Inc. (b)                       3,428,207
   64,370  QUALCOMM, Inc.                              3,521,039
  251,972  Research In Motion Ltd. (b)                 3,653,594
                                                    ------------
                                                      14,015,783
                                                    ------------
           COMPUTERS & PERIPHERALS -- 11.6%
    8,888  Apple, Inc. (b)                             3,599,640
  225,317  Dell, Inc. (b)                              3,296,388
   94,834  NetApp, Inc. (b)                            3,439,629
   70,685  SanDisk Corp. (b)                           3,478,409
  219,476  Seagate Technology PLC                      3,599,406
                                                    ------------
                                                      17,413,472
                                                    ------------
           HEALTH CARE TECHNOLOGY -- 2.5%
   60,098  Cerner Corp. (b)                            3,681,002
                                                    ------------
           HOUSEHOLD DURABLES -- 2.4%
   89,119  Garmin Ltd.                                 3,547,827
                                                    ------------
           INTERNET SOFTWARE & SERVICES
              -- 12.1%
  127,074  Akamai Technologies, Inc. (b)               4,101,949
   29,571  Baidu, Inc., ADR (b)                        3,444,135
    5,410  Google, Inc., Class A (b)                   3,494,319
   97,538  VeriSign, Inc.                              3,484,057
  226,371  Yahoo!, Inc. (b)                            3,651,364
                                                    ------------
                                                      18,175,824
                                                    ------------
           IT SERVICES -- 4.5%
   51,710  Cognizant Technology Solutions
              Corp., Class A (b)                       3,325,470
   67,233  Infosys Ltd., ADR                           3,454,432
                                                    ------------
                                                       6,779,902
                                                    ------------
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 33.0%
   99,340  Altera Corp.                                3,685,514
  327,833  Applied Materials, Inc.                     3,511,091
  117,587  Avago Technologies Ltd.                     3,393,561
  117,915  Broadcom Corp., Class A                     3,461,984
  145,782  Intel Corp.                                 3,535,213
   73,556  KLA-Tencor Corp.                            3,549,077
   94,279  Lam Research Corp. (b)                      3,490,209
  116,897  Linear Technology Corp.                     3,510,417
  250,482  Marvell Technology Group Ltd. (b)           3,469,176
  135,244  Maxim Integrated Products, Inc.             3,521,754
   98,217  Microchip Technology, Inc.                  3,597,689
  596,217  Micron Technology, Inc. (b)                 3,750,205
  250,667  NVIDIA Corp. (b)                            3,474,245
  108,507  Xilinx, Inc.                                3,478,734
                                                    ------------
                                                      49,428,869
                                                    ------------
           SOFTWARE -- 24.5%
  120,089  Adobe Systems, Inc. (b)                     3,394,916
  108,542  Autodesk, Inc. (b)                          3,292,079
  102,096  BMC Software, Inc. (b)                      3,346,707


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           SOFTWARE (CONTINUED)
  168,316  CA, Inc.                                 $  3,402,508
   62,505  Check Point Software Technologies
              Ltd. (b)                                 3,284,013
   52,848  Citrix Systems, Inc. (b)                    3,208,931
   65,402  Intuit, Inc.                                3,439,491
  130,250  Microsoft Corp.                             3,381,290
  137,495  Nuance Communications, Inc. (b)             3,459,374
  115,937  Oracle Corp.                                2,973,784
  219,050  Symantec Corp. (b)                          3,428,132
                                                    ------------
                                                      36,611,225
                                                    ------------
           TOTAL INVESTMENTS -- 100.0%               149,653,904
           (Cost $171,342,757) (c)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                          6,161
                                                    ------------
           NET ASSETS -- 100.0%                     $149,660,065
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $174,162,734. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,681,263 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $29,190,093.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $149,653,904  $       --    $       --
                      ==========================================


* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                 Page 55

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 98.1%
           BIOTECHNOLOGY -- 66.9%
  141,721  Alexion Pharmaceuticals, Inc. (b)        $ 10,133,052
  165,378  Amgen, Inc.                                10,618,922
  782,158  Amylin Pharmaceuticals, Inc. (b)            8,900,958
   81,001  Biogen Idec, Inc. (b)                       8,914,160
  131,997  Celgene Corp. (b)                           8,922,997
  937,460  Dendreon Corp. (b)                          7,124,696
  218,868  Gilead Sciences, Inc. (b)                   8,958,267
  724,997  Human Genome Sciences, Inc. (b)             5,357,728
  687,516  Incyte Corp. (b)                           10,319,615
  435,467  InterMune, Inc. (b)                         5,486,884
  482,551  Myriad Genetics, Inc. (b)                  10,104,618
  156,009  Regeneron Pharmaceuticals, Inc. (b)         8,647,579
  238,465  United Therapeutics Corp. (b)              11,267,471
  232,139  Vertex Pharmaceuticals, Inc. (b)            7,709,336
                                                    ------------
                                                     122,466,283
                                                    ------------
           LIFE SCIENCES TOOLS & SERVICES
              -- 25.3%
1,849,854  Affymetrix, Inc. (b)                        7,565,903
  354,885  Illumina, Inc. (b)                         10,816,894
  229,124  Life Technologies Corp. (b)                 8,915,215
  723,825  QIAGEN N.V. (b)                             9,996,023
1,998,602  Sequenom, Inc. (b)                          8,893,779
                                                    ------------
                                                      46,187,814
                                                    ------------
           PHARMACEUTICALS -- 5.9%
1,938,635  Nektar Therapeutics (b)                    10,846,663
                                                    ------------
           TOTAL INVESTMENTS -- 98.1%                179,500,760
           (Cost $266,928,269) (c)
           NET OTHER ASSETS AND
              LIABILITIES -- 1.9%                      3,529,203
                                                    ------------
           NET ASSETS -- 100.0%                     $183,029,963
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $277,149,287. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,691,600 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $101,340,127.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $179,500,760  $       --    $       --
                      ==========================================


* See Portfolio of Investments for industry breakout.


Page 56                See Notes to Financial Statements

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 100.0%
           CAPITAL MARKETS -- 4.3%
1,224,641  E*TRADE Financial Corp. (b)              $  9,748,142
  812,441  TD Ameritrade Holding Corp.                12,714,702
                                                    ------------
                                                      22,462,844
                                                    ------------
           COMMUNICATIONS EQUIPMENT
              -- 6.5%
  984,349  Juniper Networks, Inc. (b)                 20,090,563
  244,285  NETGEAR, Inc. (b)                           8,200,647
2,344,492  Sonus Networks, Inc. (b)                    5,626,781
                                                    ------------
                                                      33,917,991
                                                    ------------
           HEALTH CARE TECHNOLOGY -- 2.5%
  691,388  Allscripts Healthcare Solutions,
              Inc. (b)                                13,094,889
                                                    ------------
           INTERNET & CATALOG RETAIL -- 17.3%
  208,093  Amazon.com, Inc. (b)                       36,020,898
  153,482  Blue Nile, Inc. (b)                         6,274,344
  275,971  Expedia, Inc.                               8,008,679
  185,980  Netflix, Inc. (b)                          12,886,554
   56,780  priceline.com, Inc. (b)                    26,556,574
                                                    ------------
                                                      89,747,049
                                                    ------------
           INTERNET SOFTWARE & SERVICES
              -- 48.0%
  541,310  Akamai Technologies, Inc. (b)              17,473,487
  277,666  Constant Contact, Inc. (b)                  6,444,628
  304,061  DealerTrack Holdings, Inc. (b)              8,288,703
  405,658  Digital River, Inc. (b)                     6,092,983
1,067,680  EarthLink, Inc.                             6,875,859
1,009,560  eBay, Inc. (b)                             30,619,955
   85,227  Google, Inc., Class A (b)                  55,048,119
  288,396  IAC/InterActiveCorp                        12,285,670
  846,016  Internap Network Services Corp. (b)         5,025,335
  316,839  j2 Global, Inc.                             8,915,850
1,032,859  Monster Worldwide, Inc. (b)                 8,190,572
  559,103  NIC, Inc.                                   7,441,661
  518,264  RealNetworks, Inc.                          3,886,980
1,084,801  United Online, Inc.                         5,901,317
  537,783  ValueClick, Inc. (b)                        8,760,485
  453,594  VeriSign, Inc.                             16,202,378
  260,913  Vocus, Inc. (b)                             5,763,568
  294,188  WebMD Health Corp. (b)                     11,046,759
1,574,570  Yahoo!, Inc. (b)                           25,397,814
                                                    ------------
                                                     249,662,123
                                                    ------------
           IT SERVICES -- 1.8%
  731,028  Sapient Corp.                               9,210,953
                                                    ------------
           SOFTWARE -- 19.6%
  370,328  Ariba, Inc. (b)                            10,398,810
  347,267  Check Point Software Technologies
              Ltd. (b)                                18,245,408
  211,496  Concur Technologies, Inc. (b)              10,741,882
  325,837  Ebix, Inc.                                  7,200,998
  435,758  Quest Software, Inc. (b)                    8,105,099
  186,207  Salesforce.com, Inc. (b)                   18,892,562
  522,182  TIBCO Software, Inc. (b)                   12,485,372


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           SOFTWARE (CONTINUED)
  341,316  Virnetx Holding Corp. (b)                $  8,522,660
  379,681  Websense, Inc. (b)                          7,111,425
                                                    ------------
                                                     101,704,216
                                                    ------------
           TOTAL INVESTMENTS -- 100.0%               519,800,065
           (Cost $570,316,466) (c)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                       (116,684)
                                                    ------------
           NET ASSETS -- 100.0%                     $519,683,381
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $581,525,578. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,438,795 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $76,164,308.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $519,800,065  $       --    $       --
                      ==========================================


* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                 Page 57

FIRST TRUST STRATEGIC VALUE INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 99.9%
           AEROSPACE & DEFENSE -- 6.5%
   10,287  General Dynamics Corp.                   $    683,160
   11,415  Northrop Grumman Corp.                        667,549
   14,776  Raytheon Co.                                  714,863
                                                    ------------
                                                       2,065,572
                                                    ------------
           BIOTECHNOLOGY -- 4.3%
   10,243  Celgene Corp. (b)                             692,427
   16,030  Gilead Sciences, Inc. (b)                     656,108
                                                    ------------
                                                       1,348,535
                                                    ------------
           CAPITAL MARKETS -- 5.9%
   14,109  Ameriprise Financial, Inc.                    700,371
    6,215  Goldman Sachs Group (The), Inc.               562,022
   39,040  Morgan Stanley                                590,675
                                                    ------------
                                                       1,853,068
                                                    ------------
           CHEMICALS -- 3.6%
    3,756  CF Industries Holdings, Inc.                  544,545
   18,644  LyondellBasell Industries N.V.,
              Class A                                    605,743
                                                    ------------
                                                       1,150,288
                                                    ------------
           COMMERCIAL BANKS -- 2.2%
   54,350  Fifth Third Bancorp                           691,332
                                                    ------------
           COMPUTERS & PERIPHERALS -- 3.9%
   42,497  Dell, Inc. (b)                                621,731
   12,721  SanDisk Corp. (b)                             626,001
                                                    ------------
                                                       1,247,732
                                                    ------------
           CONSUMER FINANCE -- 1.9%
   14,140  Capital One Financial Corp.                   597,981
                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES
              -- 5.6%
  100,577  Bank of America Corp.                         559,208
   21,514  Citigroup, Inc.                               566,033
   19,214  JPMorgan Chase & Co.                          638,866
                                                    ------------
                                                       1,764,107
                                                    ------------
           HEALTH CARE EQUIPMENT & SUPPLIES
              -- 1.8%
   16,915  St. Jude Medical, Inc.                        580,184
                                                    ------------
           HEALTH CARE PROVIDERS & SERVICES
              -- 8.5%
   16,462  Aetna, Inc.                                   694,532
   15,183  CIGNA Corp.                                   637,686
    8,097  McKesson Corp.                                630,837
   14,320  UnitedHealth Group, Inc.                      725,738
                                                    ------------
                                                       2,688,793
                                                    ------------
           INSURANCE -- 8.1%
   14,412  Aflac, Inc.                                   623,463
   25,203  Allstate (The) Corp.                          690,815
   27,301  American International Group,
              Inc. (b)                                   633,383
   12,508  Prudential Financial, Inc.                    626,901
                                                    ------------
                                                       2,574,562
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           MACHINERY -- 7.7%
    6,313  Cummins, Inc.                            $    555,670
    8,657  Deere & Co.                                   669,619
   13,259  Illinois Tool Works, Inc.                     619,328
    7,721  Parker Hannifin Corp.                         588,726
                                                    ------------
                                                       2,433,343
                                                    ------------
           MEDIA -- 4.4%
   13,990  DIRECTV, Class A (b)                          598,212
   27,799  DISH Network Corp., Class A                   791,716
                                                    ------------
                                                       1,389,928
                                                    ------------
           METALS & MINING -- 3.7%
   16,190  Freeport-McMoRan Copper &
              Gold, Inc.                                 595,630
    9,409  Newmont Mining Corp.                          564,634
                                                    ------------
                                                       1,160,264
                                                    ------------
           OIL, GAS & CONSUMABLE FUELS
              -- 13.3%
    6,514  Apache Corp.                                  590,038
    6,134  Chevron Corp.                                 652,658
   24,148  Marathon Oil Corp.                            706,812
   16,901  Marathon Petroleum Corp.                      562,634
   11,785  Murphy Oil Corp.                              656,896
   14,981  Peabody Energy Corp.                          496,021
   25,301  Valero Energy Corp.                           532,586
                                                    ------------
                                                       4,197,645
                                                    ------------
           PHARMACEUTICALS -- 6.8%
   17,205  Eli Lilly & Co.                               715,040
   19,186  Merck & Co., Inc.                             723,312
   33,201  Pfizer, Inc.                                  718,470
                                                    ------------
                                                       2,156,822
                                                    ------------
           REAL ESTATE INVESTMENT TRUSTS
              -- 2.0%
   39,898  Annaly Capital Management, Inc.               636,772
                                                    ------------
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 3.8%
   18,127  Broadcom Corp., Class A (b)                   532,209
   27,496  Intel Corp.                                   666,778
                                                    ------------
                                                       1,198,987
                                                    ------------
           SOFTWARE -- 4.0%
   21,911  Adobe Systems, Inc. (b)                       619,424
   24,867  Microsoft Corp.                               645,547
                                                    ------------
                                                       1,264,971
                                                    ------------
           SPECIALTY RETAIL -- 1.9%
   43,896  Staples, Inc.                                 609,715
                                                    ------------

           TOTAL INVESTMENTS -- 99.9%                 31,610,601
           (Cost $32,011,788) (c)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                         31,920
                                                    ------------
           NET ASSETS -- 100.0%                     $ 31,642,521
                                                    ============


Page 58                See Notes to Financial Statements

FIRST TRUST STRATEGIC VALUE INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $32,289,621. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,599,815 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,278,835.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $31,610,601   $       --    $       --
                      ==========================================


* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                 Page 59

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 100.1%
           AEROSPACE & DEFENSE -- 1.6%
    1,493  AAR Corp.                                $     28,621
      688  Curtiss-Wright Corp.                           24,307
      576  Moog, Inc., Class A (b)                        25,304
      386  Teledyne Technologies, Inc. (b)                21,172
                                                    ------------
                                                          99,404
                                                    ------------
           AIRLINES -- 0.4%
      438  Allegiant Travel Co. (b)                       23,363
                                                    ------------
           AUTOMOBILES -- 1.0%
    2,188  Honda Motor Co., Ltd., ADR                     66,843
                                                    ------------
           BEVERAGES -- 2.2%
      431  Brown-Forman Corp., Class B                    34,700
    1,089  Coca-Cola (The) Co.                            76,197
      676  Molson Coors Brewing Co., Class B              29,433
                                                    ------------
                                                         140,330
                                                    ------------
           BIOTECHNOLOGY -- 1.3%
    1,954  Gilead Sciences, Inc. (b)                      79,977
                                                    ------------
           BUILDING PRODUCTS -- 0.5%
    1,017  Owens Corning, Inc. (b)                        29,208
                                                    ------------
           CAPITAL MARKETS -- 0.4%
    3,508  American Capital Ltd. (b)                      23,609
                                                    ------------
           CHEMICALS -- 4.2%
      874  Agrium, Inc.                                   58,654
      865  Cabot Corp.                                    27,801
      436  CF Industries Holdings, Inc.                   63,211
      356  Minerals Technologies, Inc.                    20,125
    1,129  Mosaic (The) Co.                               56,936
      126  NewMarket Corp.                                24,962
      624  OM Group, Inc. (b)                             13,971
                                                    ------------
                                                         265,660
                                                    ------------
           COMPUTERS & PERIPHERALS -- 1.7%
      194  Apple, Inc. (b)                                78,570
      923  Lexmark International, Inc., Class A           30,524
                                                    ------------
                                                         109,094
                                                    ------------
           CONSUMER FINANCE -- 1.4%
    1,671  Capital One Financial Corp.                    70,667
      356  Cash America International, Inc.               16,600
                                                    ------------
                                                          87,267
                                                    ------------
           CONTAINERS & PACKAGING -- 1.0%
      656  AptarGroup, Inc.                               34,224
      814  Ball Corp.                                     29,068
                                                    ------------
                                                          63,292
                                                    ------------
           DIVERSIFIED CONSUMER SERVICES
              -- 0.2%
      264  ITT Educational Services, Inc. (b)             15,019
                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES
              -- 0.5%
    1,274  NASDAQ OMX Group (The),
              Inc. (b)                                    31,226
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 2.5%
    2,592  AT&T, Inc.                               $     78,382
    1,911  BCE, Inc.                                      79,632
                                                    ------------
                                                         158,014
                                                    ------------
           ELECTRIC UTILITIES -- 6.4%
      514  ALLETE, Inc.                                   21,578
    4,105  Duke Energy Corp.                              90,310
    2,103  Edison International                           87,064
      580  El Paso Electric Co.                           20,091
    1,634  Great Plains Energy, Inc.                      35,589
      713  Pinnacle West Capital Corp.                    34,352
    2,813  PPL Corp.                                      82,758
    1,191  Westar Energy, Inc.                            34,277
                                                    ------------
                                                         406,019
                                                    ------------
           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 2.1%
    1,567  AVX Corp.                                      19,995
    1,318  Hitachi Ltd., ADR                              68,720
    2,344  Sanmina-SCI Corp. (b)                          21,823
      466  Tech Data Corp. (b)                            23,025
                                                    ------------
                                                         133,563
                                                    ------------
           ENERGY EQUIPMENT & SERVICES
              -- 1.0%
      579  Oil States International, Inc. (b)             44,218
    1,209  RPC, Inc.                                      22,065
                                                    ------------
                                                          66,283
                                                    ------------
           FOOD & STAPLES RETAILING -- 1.9%
      470  Casey's General Stores, Inc.                   24,210
    3,218  Kroger (The) Co.                               77,940
      493  Ruddick Corp.                                  21,021
                                                    ------------
                                                         123,171
                                                    ------------
           FOOD PRODUCTS -- 6.3%
    2,460  Archer-Daniels-Midland Co.                     70,356
      478  Bunge Ltd.                                     27,342
      630  Cal-Maine Foods, Inc.                          23,039
    2,383  Campbell Soup Co.                              79,211
    1,420  Flowers Foods, Inc.                            26,951
      335  J & J Snack Foods Corp.                        17,849
      338  Lancaster Colony Corp.                         23,437
      500  McCormick & Co., Inc.                          25,210
    1,478  Smithfield Foods, Inc. (b)                     35,886
    2,223  Unilever PLC, ADR                              74,515
                                                    ------------
                                                         403,796
                                                    ------------
           HEALTH CARE EQUIPMENT &
              SUPPLIES -- 1.7%
   11,411  Boston Scientific Corp. (b)                    60,935
      296  IDEXX Laboratories, Inc. (b)                   22,780
    1,362  Wright Medical Group, Inc. (b)                 22,473
                                                    ------------
                                                         106,188
                                                    ------------
           HEALTH CARE PROVIDERS & SERVICES
              -- 0.2%
      432  LifePoint Hospitals, Inc. (b)                  16,049
                                                    ------------


Page 60                See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           HOTELS, RESTAURANTS & LEISURE
              -- 3.8%
      829  Brinker International, Inc.              $     22,184
      601  Darden Restaurants, Inc.                       27,394
      846  McDonald's Corp.                               84,879
      691  Papa John's International, Inc. (b)            26,037
      785  Penn National Gaming, Inc. (b)                 29,885
      636  Tim Hortons, Inc.                              30,795
    3,909  Wendy's (The) Co.                              20,952
                                                    ------------
                                                         242,126
                                                    ------------
           HOUSEHOLD DURABLES -- 0.7%
      410  American Greetings Corp., Class A               5,129
    1,812  Toll Brothers, Inc. (b)                        37,001
                                                    ------------
                                                          42,130
                                                    ------------
           HOUSEHOLD PRODUCTS -- 2.9%
      857  Colgate-Palmolive Co.                          79,178
    1,123  Kimberly-Clark Corp.                           82,608
      508  WD-40 Co.                                      20,528
                                                    ------------
                                                         182,314
                                                    ------------
           INDEPENDENT POWER PRODUCERS &
              ENERGY TRADERS -- 0.4%
    1,107  TransAlta Corp.                                22,826
                                                    ------------
           INSURANCE -- 2.4%
      116  Alleghany Corp. (b)                            33,094
      973  Chubb (The) Corp.                              67,351
      617  Hanover Insurance Group, Inc.                  21,564
      584  Transatlantic Holdings, Inc.                   31,962
                                                    ------------
                                                         153,971
                                                    ------------
           INTERNET & CATALOG RETAIL -- 0.5%
    1,063  Expedia, Inc.                                  30,848
                                                    ------------
           INTERNET SOFTWARE & SERVICES
              -- 2.1%
      130  Google, Inc., Class A (b)                      83,967
      773  IAC/InterActiveCorp                            32,930
      675  j2 Global, Inc.                                18,994
                                                    ------------
                                                         135,891
                                                    ------------
           IT SERVICES -- 4.1%
      422  DST Systems, Inc.                              19,209
      436  International Business Machines
              Corp.                                       80,172
      223  MasterCard, Inc., Class A                      83,139
      530  MAXIMUS, Inc.                                  21,915
      812  NeuStar, Inc., Class A (b)                     27,746
      584  Teradata Corp. (b)                             28,330
                                                    ------------
                                                         260,511
                                                    ------------
           LEISURE EQUIPMENT & PRODUCTS
              -- 1.0%
    1,198  Mattel, Inc.                                   33,257
      594  Polaris Industries, Inc.                       33,252
                                                    ------------
                                                          66,509
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           MACHINERY -- 0.3%
      479  Sauer-Danfoss, Inc. (b)                  $     17,345
                                                    ------------
           MEDIA -- 4.2%
    2,934  CBS Corp., Class B                             79,629
    2,102  Live Nation Entertainment, Inc. (b)            17,468
    4,507  News Corp., Class A                            80,405
      762  Scripps Networks Interactive, Class A          32,324
    1,362  Shaw Communications, Inc., Class B             27,063
       82  Washington Post (The) Co., Class B             30,898
                                                    ------------
                                                         267,787
                                                    ------------
           METALS & MINING -- 4.0%
    5,966  Alcoa, Inc.                                    51,606
    1,476  Barrick Gold Corp.                             66,789
    1,711  Commercial Metals Co.                          23,663
    1,611  Freeport-McMoRan Copper & Gold,
              Inc.                                        59,269
    4,689  Kinross Gold Corp.                             53,454
                                                    ------------
                                                         254,781
                                                    ------------
           MULTILINE RETAIL -- 1.4%
      705  Dillard's, Inc., Class A                       31,641
      438  Dollar Tree, Inc. (b)                          36,402
    2,268  Saks, Inc. (b)                                 22,113
                                                    ------------
                                                          90,156
                                                    ------------
           MULTI-UTILITIES -- 5.6%
      782  Alliant Energy Corp.                           34,494
      990  Ameren Corp.                                   32,799
      838  Avista Corp.                                   21,578
    1,676  CenterPoint Energy, Inc.                       33,671
    1,361  Consolidated Edison, Inc.                      84,423
    1,533  Dominion Resources, Inc.                       81,371
      623  Integrys Energy Group, Inc.                    33,754
    1,491  NiSource, Inc.                                 35,501
                                                    ------------
                                                         357,591
                                                    ------------
           OFFICE ELECTRONICS -- 1.1%
    1,556  CANON, Inc., ADR                               68,526
                                                    ------------
           OIL, GAS & CONSUMABLE FUELS
              -- 6.0%
      414  Alliance Resource Partners L.P. (c)            31,290
      763  Chevron Corp.                                  81,183
    1,107  ConocoPhillips                                 80,667
    1,114  Royal Dutch Shell PLC, ADR                     81,422
    1,440  Tesoro Corp. (b)                               33,639
    3,500  Valero Energy Corp.                            73,675
                                                    ------------
                                                         381,876
                                                    ------------
           PERSONAL PRODUCTS -- 1.0%
      522  Herbalife Ltd.                                 26,972
      740  Nu Skin Enterprises, Inc., Class A             35,942
                                                    ------------
                                                          62,914
                                                    ------------
           PHARMACEUTICALS -- 3.6%
    2,098  Eli Lilly & Co.                                87,193
    2,136  Forest Laboratories, Inc. (b)                  64,636
    1,154  Johnson & Johnson                              75,679
                                                    ------------
                                                         227,508
                                                    ------------


                       See Notes to Financial Statements                 Page 61

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           REAL ESTATE INVESTMENT TRUSTS
              -- 1.0%
    4,091  Annaly Capital Management, Inc.          $     65,292
                                                    ------------
           REAL ESTATE MANAGEMENT &
              DEVELOPMENT -- 1.1%
    2,464  Brookfield Asset Management, Inc.,
              Class A                                     67,711
                                                    ------------
           ROAD & RAIL -- 0.7%
    1,493  Heartland Express, Inc.                        21,335
      851  Werner Enterprises, Inc.                       20,509
                                                    ------------
                                                          41,844
                                                    ------------
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 0.8%
    2,086  Brooks Automation, Inc.                        21,423
    1,634  GT Advanced Technologies, Inc. (b)             11,830
      517  Xilinx, Inc.                                   16,575
                                                    ------------
                                                          49,828
                                                    ------------
           SOFTWARE -- 1.2%
    2,914  Microsoft Corp.                                75,647
                                                    ------------
           SPECIALTY RETAIL -- 6.6%
      755  Aaron's, Inc.                                  20,143
      643  Ascena Retail Group, Inc. (b)                  19,110
      254  AutoZone, Inc. (b)                             82,542
      447  DSW, Inc., Class A                             19,762
    1,588  Gap (The), Inc.                                29,457
      473  Genesco, Inc. (b)                              29,203
      487  Group 1 Automotive, Inc.                       25,227
      699  PetSmart, Inc.                                 35,852
      723  Ross Stores, Inc.                              34,364
    1,424  Sonic Automotive, Inc., Class A                21,090
    1,202  Stage Stores, Inc.                             16,696
    1,357  TJX (The) Cos., Inc.                           87,594
                                                    ------------
                                                         421,040
                                                    ------------
           TEXTILES, APPAREL & LUXURY GOODS
              -- 1.8%
      868  NIKE, Inc., Class B                            83,649
      214  Ralph Lauren Corp.                             29,549
                                                    ------------
                                                         113,198
                                                    ------------
           TOBACCO -- 1.4%
    1,098  Philip Morris International, Inc.              86,171
                                                    ------------
           TRADING COMPANIES & DISTRIBUTORS
              -- 0.3%
    1,710  Aircastle Ltd.                                 21,751
                                                    ------------
           WATER UTILITIES -- 0.5%
    1,036  American Water Works Co., Inc.                 33,007
                                                    ------------
           WIRELESS TELECOMMUNICATION
              SERVICES -- 1.1%
    3,088  America Movil SAB de C.V.,
              Series L, ADR                               69,789
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           TOTAL COMMON STOCKS -- 100.1%            $  6,358,263
           (Cost $6,149,375)

           MONEY MARKET FUND -- 0.0%
    3,082  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (d)                3,082
              (Cost $3,082)                         ------------
           TOTAL INVESTMENTS -- 100.1%                 6,361,345
           (Cost $6,152,457) (e)
           NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                       (4,470)
                                                    ------------
           NET ASSETS -- 100.0%                     $  6,356,875
                                                    ============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Master Limited Partnership ("MLP").

(d)   Represents annualized 7-day yield at December 31, 2011.

(e) Aggregate cost for federal income tax purposes is $6,166,047. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $515,573 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $320,275.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $ 6,358,263   $       --     $      --
Money Market Fund           3,082           --            --
                      ------------------------------------------
Total Investments     $ 6,361,345   $       --     $      --
                      ==========================================


* See Portfolio of Investments for industry breakout.


Page 62                See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 99.9%
           AEROSPACE & DEFENSE -- 4.7%
   29,498  Boeing (The) Co.                         $  2,163,678
   32,915  General Dynamics Corp.                      2,185,885
   39,869  Honeywell International, Inc.               2,166,880
   32,586  L-3 Communications Holdings, Inc.           2,172,835
   26,940  Lockheed Martin Corp.                       2,179,446
   37,220  Northrop Grumman Corp.                      2,176,626
   45,059  Raytheon Co.                                2,179,954
   29,593  United Technologies Corp.                   2,162,952
                                                    ------------
                                                      17,388,256
                                                    ------------
           AIR FREIGHT & LOGISTICS -- 0.6%
   29,811  United Parcel Service, Inc., Class B        2,181,867
                                                    ------------
           AUTOMOBILES -- 0.6%
   73,418  Honda Motor Co., Ltd., ADR                  2,242,920
                                                    ------------
           BEVERAGES -- 1.8%
   31,351  Coca-Cola (The) Co.                         2,193,630
   49,757  Molson Coors Brewing Co., Class B           2,166,420
   33,004  PepsiCo, Inc.                               2,189,815
                                                    ------------
                                                       6,549,865
                                                    ------------
           BIOTECHNOLOGY -- 0.6%
   34,008  Amgen, Inc.                                 2,183,654
                                                    ------------
           CAPITAL MARKETS -- 1.2%
  148,427  Federated Investors, Inc., Class B          2,248,669
  163,370  KKR & Co. L.P. (b)                          2,096,037
                                                    ------------
                                                       4,344,706
                                                    ------------
           CHEMICALS -- 2.4%
   25,351  Air Products and Chemicals, Inc.            2,159,652
   47,389  E.I. du Pont de Nemours & Co.               2,169,468
   41,072  International Flavors & Fragrances,
              Inc.                                     2,152,994
   26,092  PPG Industries, Inc.                        2,178,421
                                                    ------------
                                                       8,660,535
                                                    ------------
           COMMERCIAL BANKS -- 4.8%
   40,376  Bank of Montreal                            2,213,009
   44,116  Bank of Nova Scotia                         2,197,418
   39,212  BOK Financial Corp.                         2,153,915
   30,572  Canadian Imperial Bank of
              Commerce                                 2,212,496
   56,978  Commerce Bancshares, Inc.                   2,172,001
   41,142  Cullen/Frost Bankers, Inc.                  2,176,823
   43,719  Royal Bank of Canada                        2,227,920
   29,970  Toronto-Dominion (The) Bank                 2,242,056
                                                    ------------
                                                      17,595,638
                                                    ------------
           COMMERCIAL SERVICES & SUPPLIES
              -- 1.2%
   76,547  Avery Dennison Corp.                        2,195,368
   66,691  Waste Management, Inc.                      2,181,463
                                                    ------------
                                                       4,376,831
                                                    ------------
           COMPUTERS & PERIPHERALS -- 0.6%
   71,782  Diebold, Inc.                               2,158,485
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           CONTAINERS & PACKAGING -- 1.2%
   72,832  Bemis Co., Inc.                          $  2,190,787
   65,514  Sonoco Products Co.                         2,159,341
                                                    ------------
                                                       4,350,128
                                                    ------------
           DISTRIBUTORS -- 0.6%
   35,387  Genuine Parts Co.                           2,165,684
                                                    ------------
           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 2.4%
   72,929  AT&T, Inc.                                  2,205,373
   58,956  CenturyLink, Inc.                           2,193,163
  127,371  Telefonica S.A., ADR                        2,189,508
   54,783  Verizon Communications, Inc.                2,197,894
                                                    ------------
                                                       8,785,938
                                                    ------------
           ELECTRIC UTILITIES -- 7.7%
   51,767  ALLETE, Inc.                                2,173,179
   57,396  Cleco Corp.                                 2,186,788
   99,626  Duke Energy Corp.                           2,191,772
   61,747  El Paso Electric Co.                        2,138,916
   29,770  Entergy Corp.                               2,174,699
   50,155  Exelon Corp.                                2,175,222
   48,869  FirstEnergy Corp.                           2,164,897
   46,642  MGE Energy, Inc.                            2,181,446
   36,050  NextEra Energy, Inc.                        2,194,724
   44,976  Pinnacle West Capital Corp.                 2,166,944
   47,073  Southern (The) Co.                          2,179,009
   61,539  UIL Holdings Corp.                          2,176,634
   76,095  Westar Energy, Inc.                         2,190,014
                                                    ------------
                                                      28,294,244
                                                    ------------
           ELECTRICAL EQUIPMENT -- 1.2%
   47,246  Emerson Electric Co.                        2,201,191
   32,698  Hubbell, Inc., Class B                      2,186,188
                                                    ------------
                                                       4,387,379
                                                    ------------
           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 0.6%
   90,416  Molex, Inc.                                 2,157,326
                                                    ------------
           FOOD & STAPLES RETAILING -- 2.4%
  103,388  Safeway, Inc.                               2,175,284
   74,289  Sysco Corp.                                 2,178,896
   65,671  Walgreen Co.                                2,171,083
   36,617  Wal-Mart Stores, Inc.                       2,188,232
                                                    ------------
                                                       8,713,495
                                                    ------------
           FOOD PRODUCTS -- 7.7%
   75,440  Archer-Daniels-Midland Co.                  2,157,584
   65,888  Campbell Soup Co.                           2,190,117
   82,330  ConAgra Foods, Inc.                         2,173,512
  114,641  Flowers Foods, Inc.                         2,175,886
   53,947  General Mills, Inc.                         2,179,998
   40,339  H. J. Heinz Co.                             2,179,920
   35,605  Hershey (The) Co.                           2,199,677
   27,830  J.M. Smucker (The) Co.                      2,175,471
   43,168  Kellogg Co.                                 2,183,006
   58,111  Kraft Foods, Inc., Class A                  2,171,027
   43,177  McCormick & Co., Inc.                       2,176,984
  115,853  Sara Lee Corp.                              2,191,939


                       See Notes to Financial Statements                 Page 63

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           FOOD PRODUCTS (CONTINUED)
   65,533  Unilever PLC, ADR                        $  2,196,666
                                                    ------------
                                                      28,351,787
                                                    ------------
           GAS UTILITIES -- 5.3%
   51,779  AGL Resources, Inc.                         2,188,181
   65,318  Atmos Energy Corp.                          2,178,355
   38,803  National Fuel Gas Co.                       2,156,671
   44,027  New Jersey Resources Corp.                  2,166,128
   45,143  Northwest Natural Gas Co.                   2,163,704
   63,816  Piedmont Natural Gas Co., Inc.              2,168,468
   38,147  South Jersey Industries, Inc.               2,167,131
   74,466  UGI Corp.                                   2,189,300
   49,198  WGL Holdings, Inc.                          2,175,536
                                                    ------------
                                                      19,553,474
                                                    ------------
           HEALTH CARE EQUIPMENT & SUPPLIES
              -- 2.4%
   44,240  Baxter International, Inc.                  2,188,995
   29,289  Becton, Dickinson & Co.                     2,188,474
   58,034  Medtronic, Inc.                             2,219,801
   63,026  St. Jude Medical, Inc.                      2,161,792
                                                    ------------
                                                       8,759,062
                                                    ------------
           HEALTH CARE PROVIDERS & SERVICES
              -- 1.2%
   85,411  Lincare Holdings, Inc.                      2,195,917
   77,826  Owens & Minor, Inc.                         2,162,784
                                                    ------------
                                                       4,358,701
                                                    ------------
           HOTELS, RESTAURANTS & LEISURE
              -- 0.6%
   21,788  McDonald's Corp.                            2,185,990
                                                    ------------
           HOUSEHOLD DURABLES -- 0.6%
   92,283  Leggett & Platt, Inc.                       2,126,200
                                                    ------------
           HOUSEHOLD PRODUCTS -- 2.4%
   32,791  Clorox (The) Co.                            2,182,569
   23,471  Colgate-Palmolive Co.                       2,168,485
   29,677  Kimberly-Clark Corp.                        2,183,040
   32,801  Procter & Gamble (The) Co.                  2,188,155
                                                    ------------
                                                       8,722,249
                                                    ------------
           INDUSTRIAL CONGLOMERATES -- 0.6%
   26,626  3M Co.                                      2,176,143
                                                    ------------
           INSURANCE -- 5.9%
   31,035  ACE Ltd.                                    2,176,174
   79,665  Allstate (The) Corp.                        2,183,618
   64,778  Arthur J. Gallagher & Co.                   2,166,176
   31,159  Chubb (The) Corp.                           2,156,826
   71,641  Cincinnati Financial Corp.                  2,182,185
   28,105  Erie Indemnity Co., Class A                 2,196,687
   25,572  Everest Re Group, Ltd.                      2,150,350
   62,115  Hanover Insurance Group, Inc.               2,170,919
   47,771  Mercury General Corp.                       2,179,313
   36,801  Travelers (The) Cos., Inc.                  2,177,515
                                                    ------------
                                                      21,739,763
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           IT SERVICES -- 2.4%
   41,390  Accenture PLC, Class A                   $  2,203,190
   40,257  Automatic Data Processing, Inc.             2,174,280
   90,904  Computer Sciences Corp.                     2,154,425
   72,856  Paychex, Inc.                               2,193,694
                                                    ------------
                                                       8,725,589
                                                    ------------
           LEISURE EQUIPMENT & PRODUCTS
              -- 1.2%
   68,164  Hasbro, Inc.                                2,173,750
   78,749  Mattel, Inc.                                2,186,072
                                                    ------------
                                                       4,359,822
                                                    ------------
           MACHINERY -- 2.3%
   49,276  Eaton Corp.                                 2,144,984
   45,766  Illinois Tool Works, Inc.                   2,137,730
   42,498  Snap-on, Inc.                               2,151,249
   32,208  Stanley Black & Decker, Inc.                2,177,261
                                                    ------------
                                                       8,611,224
                                                    ------------
           MEDIA -- 1.8%
   49,757  Omnicom Group, Inc.                         2,218,167
   82,828  Thomson Reuters Corp.                       2,209,023
    5,761  Washington Post (The) Co., Class B          2,170,802
                                                    ------------
                                                       6,597,992
                                                    ------------
           MULTILINE RETAIL -- 0.6%
   42,042  Target Corp.                                2,153,391
                                                    ------------
           MULTI-UTILITIES -- 8.9%
   49,476  Alliant Energy Corp.                        2,182,386
   83,586  Avista Corp.                                2,152,340
   35,053  Consolidated Edison, Inc.                   2,174,338
   41,003  Dominion Resources, Inc.                    2,176,439
   40,302  Integrys Energy Group, Inc.                 2,183,562
  101,803  MDU Resources Group, Inc.                   2,184,693
   47,195  NSTAR                                       2,216,277
   38,631  OGE Energy Corp.                            2,190,764
   52,524  PG&E Corp.                                  2,165,039
   66,752  Public Service Enterprise Group, Inc.       2,203,484
   48,533  SCANA Corp.                                 2,186,897
   39,840  Sempra Energy                               2,191,200
   72,232  Vectren Corp.                               2,183,573
   62,292  Wisconsin Energy Corp.                      2,177,728
   79,319  Xcel Energy, Inc.                           2,192,377
                                                    ------------
                                                      32,761,097
                                                    ------------
           OFFICE ELECTRONICS -- 0.6%
   49,836  CANON, Inc., ADR                            2,194,777
                                                    ------------
           OIL, GAS & CONSUMABLE FUELS
              -- 4.2%
   20,289  Chevron Corp.                               2,158,750
   30,036  ConocoPhillips                              2,188,723
   58,546  Enbridge, Inc.                              2,190,206
   25,689  Exxon Mobil Corp.                           2,177,400
   29,835  Royal Dutch Shell PLC, ADR                  2,180,640
   43,246  Total S.A., ADR                             2,210,303
   49,927  TransCanada Corp.                           2,180,312
                                                    ------------
                                                      15,286,334
                                                    ------------

Page 64                See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           PHARMACEUTICALS -- 5.4%
   38,961  Abbott Laboratories                      $  2,190,777
   62,185  Bristol-Myers Squibb Co.                    2,191,399
   52,474  Eli Lilly & Co.                             2,180,820
   47,897  GlaxoSmithKline PLC, ADR                    2,185,540
   33,184  Johnson & Johnson                           2,176,207
   58,034  Merck & Co., Inc.                           2,187,882
   38,381  Novartis AG, ADR                            2,194,242
  100,633  Pfizer, Inc.                                2,177,698
   60,619  Sanofi, ADR                                 2,215,018
                                                    ------------
                                                      19,699,583
                                                    ------------
           REAL ESTATE INVESTMENT TRUSTS
              -- 0.6%
   16,143  Public Storage                              2,170,588
                                                    ------------
           ROAD & RAIL -- 0.6%
   20,729  Union Pacific Corp.                         2,196,030
                                                    ------------
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 2.9%
   60,220  Analog Devices, Inc.                        2,154,672
  202,289  Applied Materials, Inc.                     2,166,515
   89,201  Intel Corp.                                 2,163,124
   73,938  Texas Instruments, Inc.                     2,152,335
   67,847  Xilinx, Inc.                                2,175,175
                                                    ------------
                                                      10,811,821
                                                    ------------
           SOFTWARE -- 0.6%
   84,132  Microsoft Corp.                             2,184,067
                                                    ------------
           SPECIALTY RETAIL -- 2.3%
  114,942  Gap (The), Inc.                             2,132,174
   51,890  Home Depot (The), Inc.                      2,181,456
   85,779  Lowe's Cos., Inc.                           2,177,071
  154,717  Staples, Inc.                               2,149,019
                                                    ------------
                                                       8,639,720
                                                    ------------
           TEXTILES, APPAREL & LUXURY GOODS
              -- 0.6%
   16,780  VF Corp.                                    2,130,892
                                                    ------------
           TOBACCO -- 3.0%
   73,714  Altria Group, Inc.                          2,185,620
   23,151  British American Tobacco PLC, ADR           2,196,567
   19,214  Lorillard, Inc.                             2,190,396
   27,791  Philip Morris International, Inc.           2,181,038
   52,487  Reynolds American, Inc.                     2,174,011
                                                    ------------
                                                      10,927,632
                                                    ------------
           WIRELESS TELECOMMUNICATION
              SERVICES -- 0.6%
   78,664  Vodafone Group PLC, ADR                     2,204,952
                                                    ------------
           TOTAL INVESTMENTS -- 99.9%                366,165,831
           (Cost $327,944,716) (c)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                        232,726
                                                    ------------
           NET ASSETS -- 100.0%                     $366,398,557
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Master Limited Partnership ("MLP").

(c) Aggregate cost for federal income tax purposes is $338,867,959. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $34,141,455 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,843,583.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $366,165,831  $       --    $       --
                      ==========================================


* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                 Page 65

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (b) -- 100.0%
           AIR FREIGHT & LOGISTICS -- 3.6%
    7,819  C.H. Robinson Worldwide, Inc.            $    545,610
   12,898  Expeditors International of
              Washington, Inc.                           528,302
                                                    ------------
                                                       1,073,912
                                                    ------------
           BEVERAGES -- 1.7%
    5,430  Hansen Natural Corp. (c)                      500,320
                                                    ------------
           BIOTECHNOLOGY -- 10.8%
    7,845  Alexion Pharmaceuticals, Inc. (c)             560,917
    8,671  Amgen, Inc.                                   556,765
    4,721  Biogen Idec, Inc. (c)                         519,546
    8,175  Celgene Corp. (c)                             552,630
   14,012  Gilead Sciences, Inc. (c)                     573,511
   15,355  Vertex Pharmaceuticals, Inc. (c)              509,940
                                                    ------------
                                                       3,273,309
                                                    ------------
           CHEMICALS -- 1.7%
    8,245  Sigma-Aldrich Corp.                           514,983
                                                    ------------
           COMMERCIAL SERVICES & SUPPLIES
              -- 1.8%
    6,806  Stericycle, Inc. (c)                          530,324
                                                    ------------
           DIVERSIFIED CONSUMER SERVICES
              -- 1.9%
   10,383  Apollo Group, Inc., Class A (c)               559,332
                                                    ------------
           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 1.7%
   89,929  Flextronics International Ltd. (c)            508,998
                                                    ------------
           FOOD & STAPLES RETAILING -- 3.6%
    6,306  Costco Wholesale Corp.                        525,416
    7,870  Whole Foods Market, Inc.                      547,595
                                                    ------------
                                                       1,073,011
                                                    ------------
           FOOD PRODUCTS -- 1.7%
   11,504  Green Mountain Coffee Roasters,
              Inc. (c)                                   515,954
                                                    ------------
           HEALTH CARE EQUIPMENT & SUPPLIES
              -- 3.6%
   15,023  DENTSPLY International, Inc.                  525,655
    1,205  Intuitive Surgical, Inc. (c)                  557,927
                                                    ------------
                                                       1,083,582
                                                    ------------
           HEALTH CARE PROVIDERS & SERVICES
              -- 3.6%
   11,964  Express Scripts, Inc. (c)                     534,671
    8,339  Henry Schein, Inc. (c)                        537,282
                                                    ------------
                                                       1,071,953
                                                    ------------
           HOTELS, RESTAURANTS & LEISURE
              -- 5.4%
   22,541  Ctrip.com International Ltd., ADR (c)         527,459
   11,975  Starbucks Corp.                               550,970
    4,928  Wynn Resorts Ltd.                             544,495
                                                    ------------
                                                       1,622,924
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           INTERNET & CATALOG RETAIL -- 8.8%
    2,873  Amazon.com, Inc. (c)                     $    497,316
   19,787  Expedia, Inc.                                 574,219
   33,745  Liberty Interactive Corp., Class A (c)        547,175
    7,458  Netflix, Inc. (c)                             516,765
    1,139  priceline.com, Inc. (c)                       532,722
                                                    ------------
                                                       2,668,197
                                                    ------------
           INTERNET SOFTWARE & SERVICES
              -- 1.7%
   17,128  eBay, Inc. (c)                                519,492
                                                    ------------
           IT SERVICES -- 5.3%
   10,066  Automatic Data Processing, Inc.               543,664
    9,066  Fiserv, Inc. (c)                              532,537
   17,597  Paychex, Inc.                                 529,846
                                                    ------------
                                                       1,606,047
                                                    ------------
           LEISURE EQUIPMENT & PRODUCTS
              -- 1.7%
   18,629  Mattel, Inc.                                  517,141
                                                    ------------
           LIFE SCIENCES TOOLS & SERVICES
              -- 1.7%
   13,389  Life Technologies Corp. (c)                   520,966
                                                    ------------
           MACHINERY -- 1.8%
   14,376  PACCAR, Inc.                                  538,669
                                                    ------------
           MEDIA -- 8.9%
   22,318  Comcast Corp., Class A                        529,160
   12,368  DIRECTV, Class A (c)                          528,856
   30,665  News Corp., Class A                           547,063
  294,174  Sirius XM Radio, Inc. (c)                     535,397
   24,854  Virgin Media, Inc.                            531,378
                                                    ------------
                                                       2,671,854
                                                    ------------
           METALS & MINING -- 1.7%
    5,115  Randgold Resources Ltd., ADR                  522,242
                                                    ------------
           MULTILINE RETAIL -- 2.9%
    6,287  Dollar Tree, Inc. (c)                         522,513
   11,280  Sears Holdings Corp. (c)                      358,478
                                                    ------------
                                                         880,991
                                                    ------------
           PHARMACEUTICALS -- 7.0%
   24,937  Mylan, Inc. (c)                               535,148
    5,303  Perrigo Co.                                   515,982
   12,188  Teva Pharmaceutical Industries Ltd.,
              ADR                                        491,908
   37,139  Warner Chilcott PLC, Class A (c)              561,913
                                                    ------------
                                                       2,104,951
                                                    ------------
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 1.8%
   16,317  First Solar, Inc. (c)                         550,862
                                                    ------------
           SOFTWARE -- 3.5%
   43,829  Activision Blizzard, Inc.                     539,973
   25,745  Electronic Arts, Inc. (c)                     530,347
                                                    ------------
                                                       1,070,320
                                                    ------------

Page 66                See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (b) (CONTINUED)
           SPECIALTY RETAIL -- 6.8%
    8,505  Bed Bath & Beyond, Inc. (c)              $    493,035
      401  Orchard Supply Hardware Stores
              Corp., Class A (c) (d)                       1,506
    6,518  O'Reilly Automotive, Inc. (c)                 521,114
   11,078  Ross Stores, Inc.                             526,537
   36,981  Staples, Inc.                                 513,666
                                                    ------------
                                                       2,055,858
                                                    ------------
           TEXTILES, APPAREL & LUXURY GOODS
              -- 1.7%
    6,433  Fossil, Inc. (c)                              510,523
                                                    ------------
           TRADING COMPANIES & DISTRIBUTORS
              -- 1.8%
   12,571  Fastenal Co.                                  548,221
                                                    ------------
           WIRELESS TELECOMMUNICATION
              SERVICES -- 1.8%
   19,164  Vodafone Group PLC, ADR                       537,167
                                                    ------------

           TOTAL COMMON STOCKS -- 100.0%              30,152,103
           (Cost $30,861,003)

           PREFERRED STOCK -- 0.0%
           SPECIALTY RETAIL -- 0.0%
      401  Orchard Supply Hardware Stores
              Corp. (c) (d)                                1,506
           (Cost $0)                                ------------

           TOTAL INVESTMENTS -- 100.0%                30,153,609
           (Cost $30,861,003) (e)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                          3,286
                                                    ------------
           NET ASSETS -- 100.0%                     $ 30,156,895
                                                    ============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) The industry allocation is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.

(c)   Non-income producing security.

(d) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(e) Aggregate cost for federal income tax purposes is $31,214,611. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,149,190 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,210,192.

ADR   - American Depositary Receipt


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                         TOTAL
                        VALUE AT
INVESTMENTS            12/31/2011     LEVEL 1    LEVEL 2   LEVEL 3
------------------------------------------------------------------
Common Stocks:
   Specialty Retail  $  2,055,858  $  2,054,352  $ 1,506   $    --
   Other Industry
      Categories*      28,096,245    28,096,245       --        --
                     ---------------------------------------------
Total Common Stocks    30,152,103    30,150,597    1,506        --
Preferred Stocks*           1,506            --    1,506        --
                     ---------------------------------------------
TOTAL INVESTMENTS    $ 30,153,609  $ 30,150,597  $ 3,012   $    --
                     =============================================


* See Portfolio of Investments for industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.


                       See Notes to Financial Statements                 Page 67

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 100.0%
           AEROSPACE & DEFENSE -- 4.2%
   36,125  Hexcel Corp. (b)                         $    874,586
                                                    ------------
           AUTOMOBILES -- 7.0%
   50,520  Tesla Motors, Inc. (b)                      1,442,851
                                                    ------------
           BIOTECHNOLOGY -- 0.8%
   18,074  Codexis, Inc. (b)                              95,792
   17,151  Metabolix, Inc. (b)                            78,037
                                                    ------------
                                                         173,829
                                                    ------------
           BUILDING PRODUCTS -- 0.8%
   12,751  Ameresco, Inc., Class A (b)                   174,944
                                                    ------------
           CHEMICALS -- 0.6%
   17,279  Zoltek Cos., Inc. (b)                         131,666
                                                    ------------
           COMMERCIAL SERVICES & SUPPLIES
              -- 0.7%
   13,470  EnerNOC, Inc. (b)                             146,419
                                                    ------------
           ELECTRICAL EQUIPMENT -- 2.9%
   67,529  A123 Systems, Inc. (b)                        108,722
   25,852  American Superconductor Corp. (b)              95,394
  130,594  Capstone Turbine Corp. (b)                    151,489
   60,216  Satcon Technology Corp. (b)                    36,135
   84,413  Valence Technology, Inc. (b)                   82,725
   15,105  Vicor Corp.                                   120,236
                                                    ------------
                                                         594,701
                                                    ------------
           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 16.0%
   69,570  AVX Corp.                                     887,713
   21,372  Echelon Corp. (b)                             104,082
   21,735  Elster Group SE, ADR (b)                      282,555
   20,479  Itron, Inc. (b)                               732,534
   14,144  Maxwell Technologies, Inc. (b)                229,699
   61,217  Power-One, Inc. (b)                           239,358
   23,106  Universal Display Corp. (b)                   847,759
                                                    ------------
                                                       3,323,700
                                                    ------------
           INDEPENDENT POWER PRODUCERS &
              ENERGY TRADERS -- 2.0%
   22,841  Ormat Technologies, Inc.                      411,823
                                                    ------------
           MACHINERY -- 1.9%
   13,411  ESCO Technologies, Inc.                       385,969
                                                    ------------
           OIL, GAS & CONSUMABLE FUELS
              -- 5.2%
   22,903  Amyris, Inc. (b)                              264,301
   13,106  Gevo, Inc. (b)                                 82,437
   16,543  Green Plains Renewable Energy,
              Inc. (b)                                   161,460
   20,214  KiOR, Inc., Class A (b)                       205,778
   30,029  Solazyme, Inc. (b)                            357,345
                                                    ------------
                                                       1,071,321
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 57.9%
   22,245  Advanced Analogic Technologies,
              Inc. (b)                              $    128,576
    3,309  Aixtron SE, ADR                                42,024
   21,716  Canadian Solar, Inc. (b)                       57,765
   56,158  Cree, Inc. (b)                              1,237,722
   63,561  Fairchild Semiconductor
              International, Inc. (b)                    765,274
   37,619  First Solar, Inc. (b)                       1,270,017
   63,960  GT Advanced Technologies, Inc. (b)            463,070
   25,968  Hanwha SolarOne Co., Ltd., ADR (b)             25,519
   34,714  International Rectifier Corp. (b)             674,146
   15,676  IXYS Corp. (b)                                169,771
   67,230  JA Solar Holdings Co., Ltd., ADR (b)           90,088
    6,722  JinkoSolar Holding Co., Ltd.,
              ADR (b)                                     33,610
   53,098  LDK Solar Co., Ltd., ADR (b)                  222,481
   58,781  Linear Technology Corp.                     1,765,193
  115,869  MEMC Electronic Materials, Inc. (b)           456,524
   43,665  Microsemi Corp. (b)                           731,389
   16,643  O2Micro International Ltd., ADR (b)            66,406
  217,855  ON Semiconductor Corp. (b)                  1,681,841
   14,103  Power Integrations, Inc.                      467,655
   43,816  Renesola Ltd., ADR (b)                         67,038
   11,349  Rubicon Technology, Inc. (b)                  106,567
   20,916  STR Holdings, Inc. (b)                        172,139
   50,483  SunPower Corp., Class A (b)                   314,509
   65,141  Suntech Power Holdings Co., Ltd.,
              ADR (b)                                    143,962
   36,878  Trina Solar Ltd., ADR (b)                     246,345
   19,465  Veeco Instruments, Inc. (b)                   404,872
   54,917  Yingli Green Energy Holding Co.,
              Ltd., ADR (b)                              208,685
                                                    ------------
                                                      12,013,188
                                                    ------------
           TOTAL INVESTMENTS -- 100.0%                20,744,997
           (Cost $30,589,929) (c)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                         (5,370)
                                                    ------------
           NET ASSETS -- 100.0%                     $ 20,739,627
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $35,405,199. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,681,776 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $16,341,978.

ADR   - American Depositary Receipt


Page 68                See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $20,744,997   $       --    $       --
                      ==========================================


* See Portfolio of Investments for industry breakout.



                       See Notes to Financial Statements                 Page 69

FIRST TRUST S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (b) -- 99.8%
           DIVERSIFIED REITS -- 6.3%
   29,290  American Assets Trust, Inc.              $    600,738
   58,170  CapLease, Inc.                                235,007
   90,975  Cousins Properties, Inc.                      583,150
    9,600  Gladstone Commercial Corp.                    168,480
   72,000  Investors Real Estate Trust                   525,240
  101,792  Liberty Property Trust                      3,143,337
    9,579  One Liberty Properties, Inc.                  158,053
   16,296  PS Business Parks, Inc.                       903,287
  161,839  Vornado Realty Trust                       12,438,946
   57,955  Washington Real Estate Investment
              Trust                                    1,585,069
   25,796  Winthrop Realty Trust                         262,345
                                                    ------------
                                                      20,603,652
                                                    ------------
           INDUSTRIAL REITS -- 4.8%
  216,052  DCT Industrial Trust, Inc.                  1,106,186
   23,551  EastGroup Properties, Inc.                  1,023,997
   75,985  First Industrial Realty Trust, Inc. (c)       777,327
   44,115  First Potomac Realty Trust                    575,701
   34,442  Monmouth Real Estate Investment
              Corp., Class A                             315,144
  401,978  Prologis, Inc.                             11,492,551
   11,993  STAG Industrial, Inc.                         137,560
    6,612  Terreno Realty Corp.                          100,106
                                                    ------------
                                                      15,528,572
                                                    ------------
           OFFICE REITS -- 15.9%
   54,349  Alexandria Real Estate Equities, Inc.       3,748,451
  134,940  BioMed Realty Trust, Inc.                   2,439,715
  129,502  Boston Properties, Inc.                    12,898,399
  118,891  Brandywine Realty Trust                     1,129,465
   73,440  CommonWealth REIT                           1,222,042
   17,412  Coresite Realty Corp.                         310,282
   63,149  Corporate Office Properties Trust           1,342,548
   92,069  Digital Realty Trust, Inc.                  6,138,240
  112,118  Douglas Emmett, Inc.                        2,045,032
  221,866  Duke Realty Corp.                           2,673,485
   55,000  DuPont Fabros Technology, Inc.              1,332,100
   63,291  Franklin Street Properties Corp.              629,745
   30,955  Government Properties Income Trust            698,035
   63,667  Highwoods Properties, Inc.                  1,889,000
   15,020  Hudson Pacific Properties, Inc.               212,683
   51,284  Kilroy Realty Corp.                         1,952,382
  117,778  Lexington Realty Trust                        882,157
   76,442  Mack-Cali Realty Corp.                      2,040,237
   17,633  Mission West Properties, Inc.                 159,050
   37,578  MPG Office Trust, Inc. (c)                     74,780
   19,296  Parkway Properties, Inc.                      190,259
  151,604  Piedmont Office Realty Trust, Inc.,
              Class A                                  2,583,332
   75,570  SL Green Realty Corp.                       5,035,985
                                                    ------------
                                                      51,627,404
                                                    ------------
           RESIDENTIAL REITS -- 18.5%
   62,155  American Campus Communities, Inc.           2,608,024
  106,065  Apartment Investment &
              Management Co., Class A                  2,429,949
   37,129  Associated Estates Realty Corp.               592,207


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           RESIDENTIAL REITS (CONTINUED)
   83,403  AvalonBay Communities, Inc.              $ 10,892,432
   66,062  BRE Properties, Inc.                        3,334,810
   62,595  Camden Property Trust                       3,895,913
   26,939  Campus Crest Communities, Inc.                271,006
   76,650  Colonial Properties Trust                   1,598,919
   80,692  Education Realty Trust, Inc.                  825,479
   35,787  Equity Lifestyle Properties, Inc.           2,386,635
  260,201  Equity Residential                         14,839,263
   29,933  Essex Property Trust, Inc.                  4,205,886
   42,340  Home Properties, Inc.                       2,437,514
   33,181  Mid-America Apartment
              Communities, Inc.                        2,075,471
   45,509  Post Properties, Inc.                       1,989,653
   19,037  Sun Communities, Inc.                         695,422
  192,148  UDR, Inc.                                   4,822,915
   11,241  UMH Properties, Inc.                          104,654
                                                    ------------
                                                      60,006,152
                                                    ------------
           RETAIL REITS -- 26.5%
   37,356  Acadia Realty Trust                           752,350
    8,639  Agree Realty Corp.                            210,619
    1,794  Alexander's, Inc.                             663,834
  130,142  CBL & Associates Properties, Inc.           2,043,229
   48,923  Cedar Realty Trust, Inc.                      210,858
  191,934  DDR Corp.                                   2,335,837
   52,301  Equity One, Inc.                              888,071
   26,570  Excel Trust, Inc.                             318,840
   55,697  Federal Realty Investment Trust             5,054,503
  516,903  General Growth Properties, Inc.             7,763,883
   23,729  Getty Realty Corp.                            331,019
   94,289  Glimcher Realty Trust                         867,459
   67,873  Inland Real Estate Corp.                      516,514
  356,969  Kimco Realty Corp.                          5,797,177
   55,800  Kite Realty Group Trust                       251,658
  115,737  Macerich (The) Co.                          5,856,292
   90,703  National Retail Properties, Inc.            2,392,745
   48,834  Pennsylvania Real Estate
              Investment Trust                           509,827
   34,193  Ramco-Gershenson Properties Trust             336,117
  116,849  Realty Income Corp.                         4,085,041
   78,872  Regency Centers Corp.                       2,967,165
   42,722  Retail Opportunity Investments Corp.          505,828
   10,315  Saul Centers, Inc.                            365,357
  257,716  Simon Property Group, Inc.                 33,229,901
   76,049  Tanger Factory Outlet Centers, Inc.         2,229,757
   50,804  Taubman Centers, Inc.                       3,154,928
   20,249  Urstadt Biddle Properties, Inc.,
              Class A                                    366,102
  106,002  Weingarten Realty Investors                 2,312,964
                                                    ------------
                                                      86,317,875
                                                    ------------
           SPECIALIZED REITS -- 27.8%
   59,678  Ashford Hospitality Trust                     477,424
   12,122  Chatham Lodging Trust                         130,675
   28,211  Chesapeake Lodging Trust                      436,142
   44,845  Cogdell Spencer, Inc.                         190,591
  107,516  CubeSmart                                   1,143,970
  146,931  DiamondRock Hospitality Co.                 1,416,415
   40,987  Entertainment Properties Trust              1,791,542


Page 70                See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (b) (CONTINUED)
           SPECIALIZED REITS (CONTINUED)
   82,786  Extra Space Storage, Inc.                $  2,005,905
  109,281  FelCor Lodging Trust, Inc. (c)                333,307
  357,708  HCP, Inc.                                  14,819,842
  166,474  Health Care REIT, Inc.                      9,077,827
   68,275  Healthcare Realty Trust, Inc.               1,269,232
  132,671  Hersha Hospitality Trust                      647,435
  108,356  Hospitality Properties Trust                2,490,021
  619,507  Host Hotels & Resorts, Inc.                 9,150,118
   73,498  LaSalle Hotel Properties                    1,779,387
   26,616  LTC Properties, Inc.                          821,370
   97,062  Medical Properties Trust, Inc.                958,002
   24,334  National Health Investors, Inc.             1,070,209
   90,498  OMEGA Healthcare Investors, Inc.            1,751,136
   44,649  Pebblebrook Hotel Trust                       856,368
  124,543  Public Storage                             16,746,052
   25,178  RLJ Lodging Trust                             423,746
  142,670  Senior Housing Properties Trust             3,201,515
   24,433  Sovran Self Storage, Inc.                   1,042,556
  143,294  Strategic Hotels & Resorts, Inc. (c)          769,489
   23,930  Summit Hotel Properties, Inc.                 225,899
  104,100  Sunstone Hotel Investors, Inc. (c)            848,415
   11,110  Universal Health Realty Income
              Trust                                      433,290
  252,565  Ventas, Inc.                               13,923,908
                                                    ------------
                                                      90,231,788
                                                    ------------
           TOTAL INVESTMENTS -- 99.8%                324,315,443
           (Cost $339,580,242) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.2%                        645,355
                                                    ------------
           NET ASSETS -- 100.0%                     $324,960,798
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) The industry classification is based upon Standard & Poor's Global Industry Classification Standard ("GICS") Sub-Industry.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $344,113,848. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,243,509 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $26,041,914.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $324,315,443  $       --    $       --
                      ==========================================


* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                 Page 71

FIRST TRUST ISE WATER INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 100.0%
           CHEMICALS -- 4.1%
   20,704  Ashland, Inc.                            $  1,183,441
   77,626  Calgon Carbon Corp. (b)                     1,219,504
                                                    ------------
                                                       2,402,945
                                                    ------------
           COMMERCIAL SERVICES & SUPPLIES
              -- 3.5%
   92,953  Tetra Tech, Inc. (b)                        2,006,855
                                                    ------------
           CONSTRUCTION & ENGINEERING
              -- 9.2%
   35,030  AECOM Technology Corp. (b)                    720,567
   73,613  Aegion Corp. (b)                            1,129,223
   31,117  Layne Christensen Co. (b)                     753,031
   87,425  Northwest Pipe Co. (b)                      1,998,536
   20,157  URS Corp. (b)                                 707,914
                                                    ------------
                                                       5,309,271
                                                    ------------
           ELECTRICAL EQUIPMENT -- 6.8%
   22,652  Emerson Electric Co.                        1,055,357
   38,548  Franklin Electric Co., Inc.                 1,679,151
   13,805  Roper Industries, Inc.                      1,199,240
                                                    ------------
                                                       3,933,748
                                                    ------------
           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 4.0%
   39,846  Badger Meter, Inc.                          1,172,668
   31,855  Itron, Inc. (b)                             1,139,453
                                                    ------------
                                                       2,312,121
                                                    ------------
           HEALTH CARE EQUIPMENT & SUPPLIES
              -- 1.3%
    9,789  IDEXX Laboratories, Inc. (b)                  753,362
                                                    ------------
           INDUSTRIAL CONGLOMERATES -- 3.5%
   43,545  Danaher Corp.                               2,048,357
                                                    ------------
           LIFE SCIENCES TOOLS & SERVICES
              -- 3.0%
   49,568  Agilent Technologies, Inc. (b)              1,731,410
                                                    ------------
           MACHINERY -- 39.9%
   24,538  Crane Co.                                   1,146,170
  819,295  Energy Recovery, Inc. (b)                   2,113,781
  663,350  Flow International Corp. (b)                2,321,725
   11,279  Flowserve Corp.                             1,120,230
   47,293  IDEX Corp.                                  1,755,043
   87,826  ITT Corp.                                   1,697,677
   43,297  Lindsay Corp.                               2,376,572
   29,519  Mueller Industries, Inc.                    1,134,120
  959,210  Mueller Water Products, Inc., Class A       2,340,473
   36,059  Pall Corp.                                  2,060,772
   63,554  Pentair, Inc.                               2,115,713
    8,458  Valmont Industries, Inc.                      767,902
   64,201  Watts Water Technologies, Inc.,
              Class A                                  2,196,316
                                                    ------------
                                                      23,146,494
                                                    ------------
           MULTI-UTILITIES -- 3.8%
  198,048  Veolia Environment, ADR                     2,188,430
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           WATER UTILITIES -- 20.9%
   21,010  American States Water Co.                $    733,249
   75,128  American Water Works Co., Inc.              2,393,578
  107,902  Aqua America, Inc.                          2,379,239
  129,362  California Water Service Group              2,362,150
   42,765  Cia de Saneamento Basico do
              Estado de Sao Paulo, ADR (b)             2,379,873
  220,838  Consolidated Water Co., Ltd.                1,894,790
                                                    ------------
                                                      12,142,879
                                                    ------------
           TOTAL COMMON STOCKS -- 100.0%              57,975,872
           (Cost $59,834,664)

           MONEY MARKET FUND -- 0.0%
   27,308  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (c)               27,308
           (Cost $27,308)                           ------------

           TOTAL INVESTMENTS -- 100.0%                58,003,180
           (Cost $59,861,972) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                        (17,154)
                                                    ------------
           NET ASSETS -- 100.0%                     $ 57,986,026
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at December 31, 2011.

(d) Aggregate cost for federal income tax purposes is $61,809,366. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,893,818 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,700,004.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*         $57,975,872  $       --    $       --
Money Market Fund           27,308          --            --
                      ------------------------------------------
TOTAL INVESTMENTS      $58,003,180  $       --    $       --
                      ==========================================


* See Portfolio of Investments for industry breakout.


Page 72                See Notes to Financial Statements

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 100.0%
           GAS UTILITIES -- 3.6%
  638,053  Questar Corp.                            $ 12,671,732
                                                    ------------
           OIL, GAS & CONSUMABLE FUELS
              -- 96.4%
  152,101  Anadarko Petroleum Corp.                   11,609,869
  125,213  Apache Corp.                               11,341,794
  150,355  Cabot Oil & Gas Corp.                      11,411,945
  494,973  Chesapeake Energy Corp.                    11,032,948
  178,892  Cimarex Energy Co.                         11,073,415
  642,422  Comstock Resources, Inc. (b)                9,829,057
  169,647  ConocoPhillips                             12,362,177
  183,386  Devon Energy Corp.                         11,369,932
  636,725  EnCana Corp.                               11,798,514
  117,647  EOG Resources, Inc.                        11,589,406
  215,499  EQT Corp.                                  11,807,190
1,046,824  EXCO Resources, Inc.                       10,939,311
  150,060  Exxon Mobil Corp.                          12,719,086
  721,398  Forest Oil Corp. (b)                        9,774,943
  223,760  Murphy Oil Corp.                           12,472,382
  291,451  Newfield Exploration Co. (b)               10,996,446
  127,774  Noble Energy, Inc.                         12,060,588
1,883,641  PetroQuest Energy, Inc. (b)                12,432,031
  381,082  QEP Resources, Inc.                        11,165,703
1,520,047  Quicksilver Resources, Inc. (b)            10,199,515
  179,159  Range Resources Corp.                      11,097,108
  169,737  Royal Dutch Shell PLC, ADR                 12,406,077
1,595,554  SandRidge Energy, Inc. (b)                 13,019,721
  159,930  (SM) Energy Co.                            11,690,883
  331,774  Southwestern Energy Co. (b)                10,596,862
  458,012  Statoil ASA, ADR                           11,729,687
  469,463  Stone Energy Corp. (b)                     12,384,434
  983,558  Talisman Energy, Inc.                      12,540,364
  354,618  Ultra Petroleum Corp. (b)                  10,507,331
                                                    ------------
                                                     333,958,719
                                                    ------------
           TOTAL COMMON STOCKS -- 100.0%             346,630,451
           (Cost $406,679,368)

           MONEY MARKET FUND -- 0.1%
  272,025  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.01% (c)              272,025
                                                    ------------
           (Cost $272,025)

           TOTAL INVESTMENTS -- 100.1%               346,902,476
           (Cost $406,951,393) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                     (346,088)
                                                    ------------
           NET ASSETS -- 100.0%                     $346,556,388
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at December 31, 2011.

(d) Aggregate cost for federal income tax purposes is $414,109,165. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $13,669,129 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $80,875,818.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $346,630,451  $       --    $       --
Money Market Fund          272,025          --            --
                      ------------------------------------------
TOTAL INVESTMENTS     $346,902,476  $       --    $       --
                      ==========================================

* See Portfolio of Investments for industry breakout.



                       See Notes to Financial Statements                 Page 73

FIRST TRUST ISE CHINDIA INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 100.1%
           AIRLINES -- 0.7%
   22,260  China Southern Airlines Co., Ltd.,
              ADR (b)                               $    566,517
                                                    ------------
           AUTOMOBILES -- 4.0%
  185,869  Tata Motors Ltd., ADR                       3,141,186
                                                    ------------
           COMMERCIAL BANKS -- 13.8%
  207,639  HDFC Bank Ltd., ADR                         5,456,753
  207,126  ICICI Bank Ltd., ADR                        5,474,340
                                                    ------------
                                                      10,931,093
                                                    ------------
           DIVERSIFIED CONSUMER SERVICES
              -- 0.7%
   23,834  New Oriental Education &
              Technology Group, Inc., ADR (b)            573,208
                                                    ------------
           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 2.8%
    9,607  China Telecom Corp., Ltd., ADR                548,848
   79,269  China Unicom (Hong Kong) Ltd.,
              ADR                                      1,674,954
                                                    ------------
                                                       2,223,802
                                                    ------------
           HEALTH CARE EQUIPMENT &
              SUPPLIES -- 0.7%
   21,896  Mindray Medical International Ltd.,
              ADR                                        561,413
                                                    ------------
           HOTELS, RESTAURANTS & LEISURE
              -- 5.8%
   24,840  Ctrip.com International Ltd., ADR (b)         581,256
   19,269  Home Inns & Hotels Management,
              Inc., ADR (b)                              497,140
  364,465  Melco Crown Entertainment Ltd.,
              ADR (b)                                  3,506,153
                                                    ------------
                                                       4,584,549
                                                    ------------
           INDEPENDENT POWER PRODUCERS &
              ENERGY TRADERS -- 0.8%
   28,902  Huaneng Power International, Inc.,
              ADR                                        607,520
                                                    ------------
           INSURANCE -- 2.0%
   42,081  China Life Insurance Co., Ltd., ADR         1,555,735
                                                    ------------
           INTERNET & CATALOG RETAIL -- 2.7%
  110,829  E-Commerce China Dangdang, Inc.,
              ADR (b)                                    487,648
   69,336  MakeMyTrip Ltd. (b)                         1,666,837
                                                    ------------
                                                       2,154,485
                                                    ------------
           INTERNET SOFTWARE & SERVICES
              -- 16.9%
   62,710  21Vianet Group, Inc., ADR (b)                 573,797
   44,957  Baidu, Inc., ADR (b)                        5,236,142
   12,195  NetEase.com, Inc., ADR (b)                    546,946
   29,845  Qihoo 360 Technology Co., Ltd.,
              ADR (b)                                    468,268
  156,606  Renren, Inc., ADR (b)                         555,951
  392,159  Sify Technologies Ltd., ADR (b)             1,576,479
   54,204  SINA Corp. (b)                              2,818,608


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           INTERNET SOFTWARE & SERVICES
              (CONTINUED)
   10,999  Sohu.com, Inc. (b)                       $    549,950
   41,641  SouFun Holdings Ltd., ADR                     607,959
   28,917  Youku, Inc., ADR (b)                          453,129
                                                    ------------
                                                      13,387,229
                                                    ------------
           IT SERVICES -- 11.4%
  111,790  Infosys Ltd., ADR                           5,743,770
  320,561  Wipro Ltd., ADR                             3,266,517
                                                    ------------
                                                       9,010,287
                                                    ------------
           LIFE SCIENCES TOOLS & SERVICES
              -- 0.7%
   51,920  WuXi PharmaTech Cayman, Inc.,
              ADR (b)                                    573,197
                                                    ------------
           MEDIA -- 0.6%
   25,377  Focus Media Holding Ltd., ADR (b)             494,598
                                                    ------------
           METALS & MINING -- 4.3%
   48,308  Aluminum Corp. of China Ltd., ADR             521,726
  420,185  Sterlite Industries (India) Ltd., ADR       2,911,882
                                                    ------------
                                                       3,433,608
                                                    ------------
           OIL, GAS & CONSUMABLE FUELS
              -- 14.0%
   16,129  China Petroleum & Chemical Corp.,
              ADR                                      1,694,351
   17,285  CNOOC Ltd., ADR                             3,019,344
   47,102  PetroChina Co., Ltd., ADR                   5,855,250
   25,324  Yanzhou Coal Mining Co., Ltd., ADR            537,122
                                                    ------------
                                                      11,106,067
                                                    ------------
           PHARMACEUTICALS -- 2.0%
   55,496  Dr. Reddy's Laboratories Ltd., ADR          1,633,247
                                                    ------------
           PROFESSIONAL SERVICES -- 0.7%
   12,731  51job, Inc., ADR (b)                          533,938
                                                    ------------
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 3.1%
  126,661  LDK Solar Co., Ltd., ADR (b)                  530,709
   25,167  Spreadtrum Communications, Inc.,
              ADR                                        525,487
  211,879  Suntech Power Holdings Co., Ltd.,
              ADR (b)                                    468,252
   72,401  Trina Solar Ltd., ADR (b)                     483,639
  129,507  Yingli Green Energy Holding Co.,
              Ltd., ADR (b)                              492,127
                                                    ------------
                                                       2,500,214
                                                    ------------
           SOFTWARE -- 5.0%
   64,464  Asiainfo-Linkage, Inc. (b)                    499,596
   24,205  Changyou.com Ltd., ADR (b)                    557,925
  143,718  Giant Interactive Group, Inc., ADR            586,370
   52,488  Perfect World Co., Ltd., ADR (b)              549,550
  171,521  Shanda Games Ltd., ADR                        670,647
   14,422  Shanda Interactive Entertainment
              Ltd., ADR (b)                              577,024
   54,318  VanceInfo Technologies, Inc., ADR (b)         492,664
                                                    ------------
                                                       3,933,776
                                                    ------------

Page 74                See Notes to Financial Statements

FIRST TRUST ISE CHINDIA INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           WIRELESS TELECOMMUNICATION
              SERVICES -- 7.4%
  121,112  China Mobile Ltd., ADR                   $  5,872,721
                                                    ------------
           TOTAL INVESTMENTS -- 100.1%                79,378,390
           (Cost $93,042,608) (c)
           NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                      (91,048)
                                                    ------------
           NET ASSETS -- 100.0%                     $ 79,287,342
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $94,970,979. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,671,426 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,264,015.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $79,378,390   $       --    $       --
                      ==========================================


COUNTRY ALLOCATIONS AS A PERCENTAGE OF NET ASSETS**:
----------------------------------------------------
     China              47.2%
     India              38.9
     Hong Kong          13.9
                       ------
                       100.0%
                       ======

 * See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.


                       See Notes to Financial Statements                 Page 75

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 99.9%
           AEROSPACE & DEFENSE -- 3.0%
   15,769  Curtiss-Wright Corp.                     $    557,119
   12,754  Moog, Inc., Class A (b)                       560,283
    9,438  Triumph Group, Inc.                           551,651
                                                    ------------
                                                       1,669,053
                                                    ------------
           AIR FREIGHT & LOGISTICS -- 1.0%
   30,185  Park-Ohio Holdings Corp. (b)                  538,500
                                                    ------------
           AIRLINES -- 2.0%
    7,491  Alaska Air Group, Inc. (b)                    562,499
   96,634  Hawaiian Holdings, Inc. (b)                   560,477
                                                    ------------
                                                       1,122,976
                                                    ------------
           AUTO COMPONENTS -- 4.1%
   46,994  Dana Holding Corp. (b)                        570,977
   39,991  Goodyear Tire & Rubber (The)
              Co. (b)                                    566,672
   27,317  Standard Motor Products, Inc.                 547,706
   19,314  Tenneco, Inc. (b)                             575,171
                                                    ------------
                                                       2,260,526
                                                    ------------
           BUILDING PRODUCTS -- 1.0%
   20,174  Owens Corning, Inc. (b)                       579,397
                                                    ------------
           CHEMICALS -- 2.0%
    3,884  CF Industries Holdings, Inc.                  563,102
   19,635  Dow Chemical (The) Co.                        564,703
                                                    ------------
                                                       1,127,805
                                                    ------------
           COMPUTERS & PERIPHERALS -- 1.1%
   35,795  Seagate Technology PLC                        587,038
                                                    ------------
           CONSTRUCTION & ENGINEERING
              -- 1.0%
   26,800  Dycom Industries, Inc. (b)                    560,656
                                                    ------------
           CONSUMER FINANCE -- 1.0%
   23,410  Discover Financial Services                   561,840
                                                    ------------
           CONTAINERS & PACKAGING -- 4.0%
   15,783  Ball Corp.                                    563,611
   16,587  Crown Holdings, Inc. (b)                      556,992
   42,932  Myers Industries, Inc.                        529,781
    9,809  Rock-Tenn Co., Class A                        565,979
                                                    ------------
                                                       2,216,363
                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES
              -- 1.0%
   22,991  NASDAQ OMX Group (The),
              Inc. (b)                                   563,510
                                                    ------------
           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 4.1%
   18,851  AT&T, Inc.                                    570,054
   13,795  BCE, Inc.                                     574,838
   18,882  BT Group PLC, ADR                             559,662
  180,918  Cincinnati Bell, Inc. (b)                     548,182
                                                    ------------
                                                       2,252,736
                                                    ------------
           ELECTRIC UTILITIES -- 1.0%
   15,960  El Paso Electric Co.                          552,854
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 6.0%
   15,112  Arrow Electronics, Inc. (b)              $    565,340
   52,874  Brightpoint, Inc. (b)                         568,924
   75,302  Celestica, Inc. (b)                           551,964
   28,159  Jabil Circuit, Inc.                           553,606
   48,607  PC Connection, Inc.                           539,051
   31,600  Zygo Corp. (b)                                557,740
                                                    ------------
                                                       3,336,625
                                                    ------------
           ENERGY EQUIPMENT & SERVICES
              -- 3.0%
   36,022  Helix Energy Solutions Group,
              Inc. (b)                                   569,148
    7,460  Oil States International, Inc. (b)            569,720
   29,835  RPC, Inc.                                     544,489
                                                    ------------
                                                       1,683,357
                                                    ------------
           FOOD & STAPLES RETAILING -- 2.0%
   10,966  Casey's General Stores, Inc.                  564,859
   37,777  Ingles Markets, Inc., Class A                 568,921
                                                    ------------
                                                       1,133,780
                                                    ------------
           FOOD PRODUCTS -- 1.0%
   22,806  Smithfield Foods, Inc. (b)                    553,730
                                                    ------------
           HEALTH CARE PROVIDERS & SERVICES
              -- 6.1%
   12,949  Aetna, Inc.                                   546,318
   78,215  Health Management Associates, Inc.,
              Class A (b)                                576,445
    6,304  Humana, Inc.                                  552,293
   63,914  Select Medical Holdings Corp. (b)             541,991
  112,804  Tenet Healthcare Corp. (b)                    578,685
   14,542  Universal Health Services, Inc.,
              Class B                                    565,102
                                                    ------------
                                                       3,360,834
                                                    ------------
           HOTELS, RESTAURANTS & LEISURE
              -- 2.0%
   14,735  Penn National Gaming, Inc. (b)                560,961
   54,554  Pinnacle Entertainment, Inc. (b)              554,269
                                                    ------------
                                                       1,115,230
                                                    ------------
           HOUSEHOLD DURABLES -- 1.0%
   18,820  Jarden Corp.                                  562,342
                                                    ------------
           IT SERVICES -- 2.0%
    9,947  CACI International, Inc., Class A (b)         556,236
   16,602  NeuStar, Inc., Class A (b)                    567,291
                                                    ------------
                                                       1,123,527
                                                    ------------
           LEISURE EQUIPMENT & PRODUCTS
              -- 1.0%
   20,355  Mattel, Inc.                                  565,055
                                                    ------------
           LIFE SCIENCES TOOLS & SERVICES
              -- 1.0%
   77,254  Cambrex Corp. (b)                             554,684
                                                    ------------
           MACHINERY -- 7.1%
   13,324  AGCO Corp. (b)                                572,532
   12,079  Cascade Corp.                                 569,767


Page 76                See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           MACHINERY (CONTINUED)
   15,321  CNH Global N.V. (b)                      $    551,403
   15,460  Kennametal, Inc.                              564,599
   15,069  Navistar International Corp. (b)              570,814
   14,929  Sauer-Danfoss, Inc. (b)                       540,579
   14,606  Timken (The) Co.                              565,398
                                                    ------------
                                                       3,935,092
                                                    ------------
           MARINE -- 1.0%
    8,614  Kirby Corp. (b)                               567,146
                                                    ------------
           MEDIA -- 6.1%
   29,695  Cinemark Holdings, Inc.                       549,061
   13,145  DIRECTV, Class A (b)                          562,080
   19,793  DISH Network Corp., Class A                   563,705
   40,162  Knology, Inc. (b)                             570,300
   28,848  Shaw Communications, Inc., Class B            573,210
   49,586  Sinclair Broadcast Group, Inc.,
              Class A                                    561,809
                                                    ------------
                                                       3,380,165
                                                    ------------
           METALS & MINING -- 3.0%
   12,445  Barrick Gold Corp.                            563,136
    8,719  Cliffs Natural Resources, Inc.                543,630
   11,503  Rio Tinto PLC, ADR                            562,727
                                                    ------------
                                                       1,669,493
                                                    ------------
           MULTILINE RETAIL -- 3.1%
   39,080  Fred's, Inc., Class A                         569,786
   11,355  Kohl's Corp.                                  560,369
   17,543  Macy's, Inc.                                  564,534
                                                    ------------
                                                       1,694,689
                                                    ------------
           OFFICE ELECTRONICS -- 1.0%
   69,396  Xerox Corp.                                   552,392
                                                    ------------
           OIL, GAS & CONSUMABLE FUELS
              -- 4.0%
    7,454  Alliance Resource Partners L.P. (c)           563,373
    5,244  Chevron Corp.                                 557,962
   10,017  Murphy Oil Corp.                              558,347
   26,636  Valero Energy Corp.                           560,688
                                                    ------------
                                                       2,240,370
                                                    ------------
           PAPER & FOREST PRODUCTS -- 4.0%
   19,248  International Paper Co.                       569,741
   18,857  MeadWestvaco Corp.                            564,767
   24,761  Neenah Paper, Inc.                            552,665
    8,349  Schweitzer-Mauduit International,
              Inc.                                       554,875
                                                    ------------
                                                       2,242,048
                                                    ------------
           PHARMACEUTICALS -- 4.0%
   10,071  Abbott Laboratories                           566,292
   15,001  Merck & Co., Inc.                             565,538
   13,586  Teva Pharmaceutical Industries Ltd.,
              ADR                                        548,331
    9,227  Watson Pharmaceuticals, Inc. (b)              556,757
                                                    ------------
                                                       2,236,918
                                                    ------------


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           PROFESSIONAL SERVICES -- 1.0%
   41,005  Kelly Services, Inc., Class A            $    560,948
                                                    ------------
           ROAD & RAIL -- 5.1%
   29,617  Arkansas Best Corp.                           570,720
   50,696  Avis Budget Group, Inc. (b)                   543,461
    7,783  Norfolk Southern Corp.                        567,069
   13,691  Old Dominion Freight Line, Inc. (b)           554,896
   39,027  RailAmerica, Inc. (b)                         581,112
                                                    ------------
                                                       2,817,258
                                                    ------------
           SPECIALTY RETAIL -- 6.1%
    7,985  Advance Auto Parts, Inc.                      555,996
   59,048  Cost Plus, Inc. (b)                           575,718
    8,999  Genesco, Inc. (b)                             555,598
   17,238  Men's Wearhouse (The), Inc.                   558,684
   10,821  PetSmart, Inc.                                555,009
   37,878  Sonic Automotive, Inc., Class A               560,973
                                                    ------------
                                                       3,361,978
                                                    ------------
           TRADING COMPANIES & DISTRIBUTORS
              -- 1.0%
   44,068  Aircastle Ltd.                                560,545
                                                    ------------
           WATER UTILITIES -- 2.0%
   15,911  American States Water Co.                     555,294
   17,397  American Water Works Co., Inc.                554,268
                                                    ------------
                                                       1,109,562
                                                    ------------
           TOTAL INVESTMENTS -- 99.9%                 55,511,022
           (Cost $53,818,387) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                         31,658
                                                    ------------
           NET ASSETS -- 100.0%                     $ 55,542,680
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Master Limited Partnership ("MLP").

(d) Aggregate cost for federal income tax purposes is $54,203,006. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,623,649 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,315,633.

ADR   - American Depositary Receipt


                       See Notes to Financial Statements                 Page 77

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $55,511,022  $       --    $       --
                      ==========================================


* See Portfolio of Investments for industry breakout.



Page 78                See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS -- 100.0%
           COMMERCIAL BANKS -- 80.2%
    3,255  1st Source Corp.                         $     82,449
    3,193  Ameris Bancorp (b)                             32,824
    1,586  Arrow Financial Corp.                          37,176
   23,466  Associated Banc-Corp.                         262,115
    2,034  BancFirst Corp.                                76,356
    4,463  Bancorp (The), Inc. (b)                        32,268
    4,608  Bank of the Ozarks, Inc.                      136,535
    2,314  Banner Corp.                                   39,685
   10,484  BBCN Bancorp, Inc. (b)                         99,074
    9,143  BOK Financial Corp.                           502,225
   10,488  Boston Private Financial Holdings,
              Inc.                                        83,275
    1,760  Bryn Mawr Bank Corp.                           34,302
    1,034  Camden National Corp.                          33,708
    3,903  Cardinal Financial Corp.                       41,918
   10,574  Cathay General Bancorp                        157,870
    3,691  Chemical Financial Corp.                       78,692
    5,413  Citizens Republic Bancorp, Inc. (b)            61,708
    1,991  City Holding Co.                               67,475
    5,311  Columbia Banking System, Inc.                 102,343
   12,261  Commerce Bancshares, Inc.                     467,389
    2,074  Community Trust Bancorp, Inc.                  61,017
   14,047  CVB Financial Corp.                           140,891
    2,677  Eagle Bancorp, Inc. (b)                        38,924
   20,039  East West Bancorp, Inc.                       395,770
    2,386  Enterprise Financial Services Corp.            35,313
    1,856  Financial Institutions, Inc.                   29,956
   11,643  First Busey Corp.                              58,215
    1,166  First Citizens BancShares, Inc.,
              Class A                                    204,038
    2,399  First Community Bancshares, Inc.               29,940
    7,833  First Financial Bancorp                       130,341
    4,229  First Financial Bankshares, Inc.              141,375
    1,768  First Financial Corp.                          58,839
    3,837  First Merchants Corp.                          32,499
   10,015  First Midwest Bancorp, Inc.                   101,452
    1,181  First of Long Island (The) Corp.               31,084
   14,688  FirstMerit Corp.                              222,229
   26,891  Fulton Financial Corp.                        263,801
    9,669  Glacier Bancorp, Inc.                         116,318
    1,812  Great Southern Bancorp, Inc.                   42,745
   11,388  Hancock Holding Co.                           364,074
    3,801  Home Bancshares, Inc.                          98,484
    3,947  IBERIABANK Corp.                              194,587
    2,888  Independent Bank Corp.                         78,814
    9,045  International Bancshares Corp.                165,840
   14,954  Investors Bancorp, Inc. (b)                   201,580
    2,180  Lakeland Financial Corp.                       56,397
    7,350  MB Financial, Inc.                            125,685
   20,401  National Penn Bancshares, Inc.                172,184
    4,451  NBT Bancorp, Inc.                              98,501
    4,424  Pacific Capital Bancorp (b)                   124,934
    4,772  PacWest Bancorp                                90,429
    4,613  Pinnacle Financial Partners, Inc. (b)          74,500
    9,653  PrivateBancorp, Inc.                          105,990
    3,369  Renasant Corp.                                 50,535
    2,508  Republic Bancorp, Inc., Class A                57,433


 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMERCIAL BANKS (CONTINUED)
    3,779  S&T Bancorp, Inc.                        $     73,879
    1,856  S.Y. Bancorp, Inc.                             38,104
    3,238  Sandy Spring Bancorp, Inc.                     56,827
    1,884  SCBT Financial Corp.                           54,655
    6,209  Signature Bank (b)                            372,478
    2,322  Simmons First National Corp.,
              Class A                                     63,135
    2,214  Southside Bancshares, Inc.                     47,955
    4,250  State Bank Financial Corp. (b)                 64,218
    3,093  StellarOne Corp.                               35,198
    8,332  Sterling Financial Corp. (b)                  139,144
   11,503  Sun Bancorp, Inc. (b)                          27,837
   21,066  Susquehanna Bancshares, Inc.                  176,533
    5,827  SVB Financial Group (b)                       277,890
    5,037  Texas Capital Bancshares, Inc. (b)            154,183
    3,918  TowneBank                                      47,956
    2,148  TriCo Bancshares                               30,545
    8,621  Trustmark Corp.                               209,404
    5,430  UMB Financial Corp.                           202,268
   15,399  Umpqua Holdings Corp.                         190,794
    3,503  Union First Market Bankshares Corp.            46,555
    6,750  United Bankshares, Inc.                       190,823
    5,595  United Community Banks, Inc. (b)               39,109
    2,249  Univest Corp. of Pennsylvania                  32,925
    4,058  Virginia Commerce Bancorp, Inc. (b)            31,368
    2,190  Washington Trust Bancorp, Inc.                 52,253
    3,580  WesBanco, Inc.                                 69,703
    2,595  West Coast Bancorp (b)                         40,482
    3,829  Westamerica Bancorporation                    168,093
    9,585  Wilshire Bancorp, Inc. (b)                     34,794
    4,831  Wintrust Financial Corp.                      135,510
   24,777  Zions Bancorporation                          403,370
                                                    ------------
                                                      10,132,089
                                                    ------------
           IT SERVICES -- 0.4%
    1,392  Cass Information Systems, Inc.                 50,655
                                                    ------------
           THRIFTS & MORTGAGE FINANCE
              -- 19.4%
   10,809  Beneficial Mutual Bancorp, Inc. (b)            90,363
    2,843  Berkshire Hills Bancorp, Inc.                  63,086
    7,960  Brookline Bancorp, Inc.                        67,182
   22,519  Capitol Federal Financial, Inc.               259,869
    4,709  Dime Community Bancshares, Inc.                59,333
    4,189  Flushing Financial Corp.                       52,907
    5,462  Northfield Bancorp, Inc.                       77,342
   13,109  Northwest Bancshares, Inc.                    163,076
    2,534  OceanFirst Financial Corp.                     33,119
    6,159  Oritani Financial Corp.                        78,651
   48,486  People's United Financial, Inc.               623,045
    3,968  Rockville Financial, Inc.                      41,109
    1,485  Territorial Bancorp, Inc.                      29,329
   41,532  TFS Financial Corp. (b)                       372,127
   12,546  TrustCo Bank Corp. NY                          70,383
    2,121  United Financial Bancorp, Inc.                 34,127
    4,559  ViewPoint Financial Group                      59,312
   14,469  Washington Federal, Inc.                      202,421
    3,714  Westfield Financial, Inc.                      27,335


                       See Notes to Financial Statements                 Page 79

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2011

 SHARES    DESCRIPTION                                 VALUE
---------  ---------------------------------------  ------------
           COMMON STOCKS (CONTINUED)
           THRIFTS & MORTGAGE FINANCE (CONTINUED)
     1,158 WSFS Financial Corp.                     $     41,642
                                                    ------------
                                                       2,445,758
                                                    ------------
           TOTAL INVESTMENTS -- 100.0%                12,628,502
           (Cost $13,047,341) (c)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                          5,675
                                                    ------------
           NET ASSETS -- 100.0%                     $ 12,634,177
                                                    ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $13,360,430. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $352,465 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,084,393.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
----------------------------------------------------------------
Common Stocks*        $12,628,502     $     --      $     --
                      ==========================================


* See Portfolio of Investments for industry breakout.



Page 80                See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                             FIRST TRUST
                                                                           FIRST TRUST       MORNINGSTAR
                                                                         DOW JONES SELECT     DIVIDEND         FIRST TRUST
                                                                             MICROCAP        LEADERS(SM)         US IPO
                                                                          INDEX(SM) FUND     INDEX FUND        INDEX FUND
                                                                         ---------------   ---------------   ---------------
ASSETS:
Investments at value...................................................  $    52,302,953   $   446,816,929   $    15,580,984
Cash...................................................................           18,421                --            16,005
Receivables:
      Capital shares sold..............................................               --         6,168,738                --
      Investment securities sold.......................................        3,033,389                --                --
      Dividends........................................................           64,074         1,081,990            22,226
      Interest.........................................................               --                --                --
      From investment advisor..........................................               --             2,798             2,451
      Reclaims.........................................................               --                --                --
Prepaid expenses.......................................................           11,599             7,452             9,585
                                                                         ---------------   ---------------   ---------------
      TOTAL ASSETS.....................................................       55,430,436       454,077,907        15,631,251
                                                                         ---------------   ---------------   ---------------
LIABILITIES:
Due to Custodian.......................................................               --           657,736                --
Payables:
      Capital shares purchased.........................................        3,035,756                --                --
      Investment securities purchased..................................               --         6,166,454                60
      Audit and tax fees...............................................           23,748            23,748            23,748
      Licensing fees...................................................           19,093            83,102             9,115
      Investment advisory fees.........................................            9,879                --                --
      Printing fees....................................................            5,266            35,587             1,524
Other liabilities......................................................            8,811            81,746             2,969
                                                                         ---------------   ---------------   ---------------
      TOTAL LIABILITIES................................................        3,102,553         7,048,373            37,416
                                                                         ---------------   ---------------   ---------------
NET ASSETS.............................................................  $    52,327,883   $   447,029,534   $    15,593,835
                                                                         ===============   ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital........................................................  $    71,723,860   $   452,263,673  $     20,762,932
Par value..............................................................           26,050           254,500             6,500
Accumulated net investment income (loss)...............................          (56,755)               --                --
Accumulated net realized gain (loss) on investments....................      (22,850,723)      (35,032,338)       (5,925,042)
Net unrealized appreciation (depreciation) on investments..............        3,485,451        29,543,699           749,445
                                                                         ---------------   ---------------   ---------------
NET ASSETS.............................................................  $    52,327,883   $   447,029,534   $    15,593,835
                                                                         ===============   ===============   ===============
NET ASSET VALUE, per share.............................................  $         20.09   $         17.57   $         23.99
                                                                         ===============   ===============   ===============
Number of shares outstanding
(unlimited number of shares has been authorized, par value $0.01
per share) ............................................................        2,605,000        25,450,002           650,002
                                                                         ===============   ===============   ===============
Investments at cost....................................................  $    48,817,502   $   417,273,230   $    14,831,539
                                                                         ===============   ===============   ===============


Page 82                See Notes to Financial Statements

      FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
      NASDAQ-100          NASDAQ-100-          NYSE ARCA           DOW JONES           STRATEGIC         VALUE LINE(R)
    EQUAL WEIGHTED     TECHNOLOGY SECTOR     BIOTECHNOLOGY         INTERNET              VALUE         EQUITY ALLOCATION
    INDEX(SM) FUND      INDEX(SM) FUND        INDEX FUND        INDEX(SM) FUND        INDEX FUND          INDEX FUND
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

    $    73,481,156     $   149,653,904     $   179,500,760     $   519,800,065     $    31,610,601     $     6,361,345
             61,665             113,556             174,163                  --              14,752                  --

                 --                  --                  --                  --                  --                  --
                 --                  --           6,813,960           9,660,544                  --              55,220
             72,671                  --                  --             142,480              66,172               9,688
                 --                  --                  --                   5                  --                  --
                 --                  --                  --                  --                  --               3,021
                 --                  --                  --                  --                  --                  --
              2,094               4,757              11,281             121,696                 972              11,369
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
         73,617,586         149,772,217         186,500,164         529,724,790          31,692,497           6,440,643
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

                 --                  --                  --               1,499                  --                  --

                 --                  --           3,268,282           9,658,498                  --                  --
                 --                  --                  --                  --                  --              55,160
             23,748              23,748              23,748              23,748              23,748              23,748
             19,956              40,575              55,600             216,742               8,453               2,385
             14,475               9,151              66,387              23,738               9,120                  --
              7,308              15,387              17,700              47,110               3,361                 666
             12,747              23,291              38,484              70,074               5,294               1,809
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
             78,234             112,152           3,470,201          10,041,409              49,976              83,768
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
    $    73,539,352     $   149,660,065     $   183,029,963     $   519,683,381     $    31,642,521     $     6,356,875
    ===============     ===============     ===============     ===============     ===============     ===============

    $    90,183,372     $   182,462,187     $   290,022,062       $ 596,397,984     $    58,032,206    $     12,048,566
             32,000              62,000              56,000             161,000              14,500               3,500
                 --                  --                  --                  --                  --                 271
         (9,499,727)        (11,175,269)        (19,620,590)        (26,359,202)        (26,002,998)         (5,904,350)
         (7,176,293)        (21,688,853)        (87,427,509)        (50,516,401)           (401,187)            208,888
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
    $    73,539,352     $   149,660,065     $   183,029,963       $ 519,683,381     $    31,642,521    $      6,356,875
    ===============     ===============     ===============     ===============     ===============     ===============
    $         22.98     $         24.14     $         32.68     $         32.28     $         21.82     $         18.16
    ===============     ===============     ===============     ===============     ===============     ===============


          3,200,002           6,200,002           5,600,002          16,100,002           1,450,002             350,002
    ===============     ===============     ===============     ===============     ===============     ===============
    $    80,657,449     $   171,342,757     $   266,928,269       $ 570,316,466     $    32,011,788     $     6,152,457
    ===============     ===============     ===============     ===============     ===============     ===============


                       See Notes to Financial Statements                 Page 83

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2011

                                                                                             FIRST TRUST       FIRST TRUST
                                                                           FIRST TRUST       NASDAQ-100         NASDAQ(R)
                                                                          VALUE LINE(R)     EX-TECHNOLOGY     CLEAN EDGE(R)
                                                                            DIVIDEND           SECTOR         GREEN ENERGY
                                                                           INDEX FUND      INDEX(SM) FUND      INDEX FUND
                                                                         ---------------   ---------------   ---------------
ASSETS:
Investments at value...................................................  $   366,165,831   $    30,153,609   $    20,744,997
Cash...................................................................               --                --            44,561
Receivables:
      Capital shares sold..............................................       11,941,738                --                --
      Investment securities sold.......................................       25,694,660                --                --
      Dividends........................................................        1,022,741            46,809                --
      Interest.........................................................               --                --                --
      From investment advisor..........................................               --                --                --
      Reclaims.........................................................           17,060                --               335
Prepaid expenses.......................................................           20,211               751               705
                                                                         ---------------   ---------------   ---------------
      TOTAL ASSETS.....................................................      404,862,241        30,201,169        20,790,598
                                                                         ---------------   ---------------   ---------------
LIABILITIES:
Due to Custodian.......................................................          498,580               997                --
Payables:
      Capital shares purchased.........................................       12,065,599                --                --
      Investment securities purchased..................................       25,543,265                --            14,458
      Audit and tax fees...............................................           23,748            23,748            23,748
      Licensing fees...................................................          129,503             7,304             5,764
      Investment advisory fees.........................................          102,603             2,596               183
      Printing fees....................................................           33,647             2,980             2,255
Other liabilities......................................................           66,739             6,649             4,563
                                                                         ---------------   ---------------   ---------------
      TOTAL LIABILITIES................................................       38,463,684            44,274            50,971
                                                                         ---------------   ---------------   ---------------
NET ASSETS.............................................................  $   366,398,557   $    30,156,895   $    20,739,627
                                                                         ===============   ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital........................................................  $   385,928,102   $    33,362,696   $    57,791,740
Par value..............................................................          228,880            14,500            21,500
Accumulated net investment income (loss)...............................               --                --                --
Accumulated net realized gain (loss) on investments....................      (57,979,540)       (2,512,907)      (27,228,681)
Net unrealized appreciation (depreciation) on investments..............       38,221,115          (707,394)       (9,844,932)
                                                                         ---------------   ---------------   ---------------
NET ASSETS.............................................................  $   366,398,557   $    30,156,895   $    20,739,627
                                                                         ===============   ===============   ===============
NET ASSET VALUE, per share.............................................  $         16.01   $         20.80   $          9.65
                                                                         ===============   ===============   ===============
Number of shares outstanding
(unlimited number of shares has been authorized, par value $0.01
   per share) .........................................................       22,887,986         1,450,002         2,150,002
                                                                         ===============   ===============   ===============
Investments at cost....................................................  $   327,944,716   $    30,861,003   $    30,589,929
                                                                         ===============   ===============   ===============



Page 84                See Notes to Financial Statements

                                                                                                          FIRST TRUST
      FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST        NASDAQ(R) ABA
          S&P                 ISE             ISE-REVERE              ISE          VALUE LINE(R) 100       COMMUNITY
         REIT                WATER            NATURAL GAS           CHINDIA         EXCHANGE-TRADED          BANK
      INDEX FUND          INDEX FUND          INDEX FUND          INDEX FUND             FUND             INDEX FUND
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

    $   324,315,443     $    58,003,180     $   346,902,476     $    79,378,390     $    55,511,022     $    12,628,502
                 --                  --                  --              76,907                  --              10,778

                 --                  --                  --                  --           4,902,593                  --
          3,877,863                  --           3,639,495             912,348          12,380,574             281,219
          1,126,139              41,200                  --              41,278              70,391              20,079
                  7                   1                   3                  --                  --                  --
                 --                  --                  --                  --                  --               1,163
                 --                  --                  --                  --                 502                  --
              7,048               1,467              10,793               2,862               1,622               5,291
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
        329,326,500          58,045,848         350,552,767          80,411,785          72,866,704          12,947,032
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

            213,709                  --                  --                  --               9,796                  --

          3,885,050                  --           3,638,266             911,318           4,962,445                  --
                 --                  --                  --             138,272          12,274,924             281,020
             23,748              23,748              23,748              23,748              23,748              23,748
            102,237               7,047              97,374              18,666              22,036               2,725
             29,092              13,734             137,997              11,197              16,361                  --
             30,492               5,615              38,893               8,490               5,363               1,189
             81,374               9,678              60,101              12,752               9,351               4,173
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
          4,365,702              59,822           3,996,379           1,124,443          17,324,024             312,855
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
    $   324,960,798     $    57,986,026     $   346,556,388     $    79,287,342     $    55,542,680       $  12,634,177
    ===============     ===============     ===============     ===============     ===============     ===============

    $   344,549,203     $    71,172,840     $   500,301,014     $   136,648,837     $   145,729,306       $  13,995,200
            210,000              28,000             190,500              43,500              44,900               5,500
                 --              15,568              83,767                  --             (24,835)              1,117
         (4,533,606)        (11,371,590)        (93,969,976)        (43,740,777)        (91,899,326)           (948,801)
        (15,264,799)         (1,858,792)        (60,048,917)        (13,664,218)          1,692,635            (418,839)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
    $   324,960,798     $    57,986,026     $   346,556,388     $    79,287,342     $    55,542,680       $  12,634,177
    ===============     ===============     ===============     ===============     ===============     ===============
    $         15.47     $         20.71     $         18.19     $         18.23     $         12.37     $         22.97
    ===============     ===============     ===============     ===============     ===============     ===============


         21,000,002           2,800,002          19,050,002           4,350,002           4,489,982             550,002
    ===============     ===============     ===============     ===============     ===============     ===============
    $   339,580,242     $    59,861,972     $   406,951,393     $    93,042,608     $    53,818,387       $  13,047,341
    ===============     ===============     ===============     ===============     ===============     ===============


                       See Notes to Financial Statements                 Page 85

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                             FIRST TRUST
                                                                           FIRST TRUST       MORNINGSTAR
                                                                         DOW JONES SELECT     DIVIDEND         FIRST TRUST
                                                                            MICROCAP         LEADERS(SM)         US IPO
                                                                         INDEX(SM) FUND      INDEX FUND        INDEX FUND
                                                                         ---------------   ---------------   ---------------
INVESTMENT INCOME:
Dividends..............................................................  $     1,116,498   $     9,523,637   $       231,956
Foreign tax withholding................................................             (371)               --                --
Interest...............................................................               --                --                --
                                                                         ---------------   ---------------   ---------------
   Total investment income.............................................        1,116,127         9,523,637           231,956
                                                                         ---------------   ---------------   ---------------
EXPENSES:
Investment advisory fees...............................................          557,416           645,620            71,247
Licensing fees.........................................................           66,230           203,254            50,001
Accounting and administration fees.....................................           59,102           109,854            11,160
Audit and tax fees.....................................................           23,749            23,749            23,749
Legal fees.............................................................           21,405            66,764             4,329
Printing fees..........................................................           19,866            52,483             5,675
Custodian fees.........................................................           13,935            26,901             2,226
Listing fees...........................................................            8,379             8,379             8,379
Transfer agent fees....................................................            7,078            12,056             1,544
Trustees' fees and expenses............................................            1,323             3,078               221
Registration and filing fees...........................................             (216)           24,861                25
Expenses previously waived or reimbursed...............................               --                --                --
Other expenses.........................................................            7,867            18,105             2,087
                                                                         ---------------   ---------------   ---------------
   Total expenses......................................................          786,134         1,195,104           180,643

   Less fees waived and expenses reimbursed by the investment advisor .         (117,235)         (226,674)          (73,773)
                                                                         ---------------   ---------------   ---------------
   Net expenses........................................................          668,899           968,430           106,870
                                                                         ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)...........................................          447,228         8,555,207           125,086
                                                                         ---------------   ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Investments.........................................................      (11,212,191)       (1,907,466)         (739,226)
   In-kind redemptions.................................................       14,739,409        14,068,420         1,855,793
   Foreign currency transactions.......................................               --                --                --
                                                                         ---------------   ---------------   ---------------
Net realized gain (loss)...............................................        3,527,218        12,160,954         1,116,567

Net change in unrealized appreciation (depreciation) on investments ...      (15,388,722)       17,878,265        (1,032,399)
                                                                         ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................      (11,861,504)       30,039,219            84,168
                                                                         ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................  $   (11,414,276)  $    38,594,426   $       209,254
                                                                         ===============   ===============   ===============




Page 86                See Notes to Financial Statements

      FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
      NASDAQ-100          NASDAQ-100-          NYSE ARCA           DOW JONES           STRATEGIC         VALUE LINE(R)
    EQUAL WEIGHTED     TECHNOLOGY SECTOR     BIOTECHNOLOGY         INTERNET              VALUE         EQUITY ALLOCATION
    INDEX(SM) FUND      INDEX(SM) FUND        INDEX FUND        INDEX(SM) FUND        INDEX FUND          INDEX FUND
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

    $       704,876     $     2,291,860     $       189,695     $     2,166,210     $       806,670     $       122,362
             (2,294)                 --                  --                  --             (14,328)             (2,365)
                 --                  --                  --                  51                  --                   3
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
            702,582           2,291,860             189,695           2,166,261             792,342             120,000
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

            339,525           1,570,171           1,260,807           2,482,993             183,051              34,240
             84,881             392,543             252,162             403,507              36,610              10,856
             45,255             205,901             158,969             311,973              20,000               6,217
             23,749              23,749              23,749              23,749              23,749              23,749
             20,428              81,633              69,245             140,227               8,723               1,627
             18,526              73,182              68,045             123,882               8,315               3,015
             10,610              49,068              39,400              77,594               4,576                 856
             15,343              23,446               8,379               8,379               8,379              12,192
              5,474              20,993              16,451              31,756               2,084               1,195
              1,062               4,581               3,623               7,808                 469                  87
              1,219                 834              12,820                 579                  --                  --
                 --                  --                  --              76,990                  --                  --
              8,784              23,884              21,221              35,052               3,440                 975
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
            574,856           2,469,985           1,934,871           3,724,489             299,396              95,009

            (65,568)           (114,729)            (43,660)                 --             (61,430)            (47,073)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
            509,288           2,355,256           1,891,211           3,724,489             237,966              47,936
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
            193,294             (63,396)         (1,701,516)         (1,558,228)            554,376              72,064
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

         (2,417,424)         (9,298,574)        (31,559,077)        (24,237,028)           (758,827)           (920,481)
          9,361,163          45,332,769          22,491,879          87,038,344           2,962,869           1,049,325
                 --                  --                  --                  --                  --                  --
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
          6,943,739          36,034,195          (9,067,198)         62,801,316           2,204,042             128,844

        (14,365,617)        (68,573,256)       (114,433,625)       (129,043,201)         (3,710,370)           (835,358)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
         (7,421,878)        (32,539,061)       (123,500,823)        (66,241,885)         (1,506,328)           (706,514)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

    $    (7,228,584)   $    (32,602,457)    $  (125,202,339)    $   (67,800,113)    $      (951,952)    $      (634,450)
    ===============     ===============     ===============     ===============     ===============     ===============



                       See Notes to Financial Statements                 Page 87

FIRST TRUST EXCHANGE-TRADED FUND

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                             FIRST TRUST       FIRST TRUST
                                                                           FIRST TRUST       NASDAQ-100         NASDAQ(R)
                                                                          VALUE LINE(R)     EX-TECHNOLOGY     CLEAN EDGE(R)
                                                                            DIVIDEND           SECTOR         GREEN ENERGY
                                                                           INDEX FUND      INDEX(SM) FUND      INDEX FUND
                                                                         ---------------   ---------------   ---------------
INVESTMENT INCOME:
Dividends..............................................................  $    10,012,978   $       256,703   $       132,993
Foreign tax withholding................................................         (161,141)           (1,286)             (442)
Interest...............................................................               --                 3                --
                                                                         ---------------   ---------------   ---------------
   Total investment income.............................................        9,851,837           255,420           132,551
                                                                         ---------------   ---------------   ---------------
EXPENSES:
Investment advisory fees...............................................        1,392,546           112,425           126,620
Licensing fees.........................................................          427,512            28,106            31,655
Accounting and administration fees.....................................          142,237            15,863            21,057
Audit and tax fees.....................................................           23,749            23,749            23,749
Legal fees.............................................................           75,276             7,092             6,998
Printing fees..........................................................           36,428             9,199             9,661
Custodian fees.........................................................           34,814             3,513             3,957
Listing fees...........................................................           12,192            14,135            14,781
Transfer agent fees....................................................           15,279             2,007             1,964
Trustees' fees and expenses............................................            3,784               366               392
Registration and filing fees...........................................           14,438               420                82
Expenses previously waived or reimbursed...............................               --                --                --
Other expenses.........................................................           21,171             2,701             3,560
                                                                         ---------------   ---------------   ---------------
   Total expenses......................................................        2,199,426           219,576           244,476

   Less fees waived and expenses reimbursed by the investment advisor .         (249,861)          (50,938)          (54,545)
                                                                         ---------------   ---------------   ---------------
   Net expenses........................................................        1,949,565           168,638           189,931
                                                                         ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)...........................................        7,902,272            86,782          (57,380)
                                                                         ---------------   ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Investments.........................................................       (5,025,923)       (1,045,754)       (4,519,799)
   In-kind redemptions.................................................       17,661,954         2,188,134         2,587,099
   Foreign currency transactions.......................................               --                --                --
                                                                         ---------------   ---------------   ---------------
Net realized gain (loss)...............................................       12,636,031         1,142,380        (1,932,700)

Net change in unrealized appreciation (depreciation) on investments ...        3,716,675        (2,777,822)      (13,448,678)
                                                                         ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................       16,352,706        (1,635,442)      (15,381,378)
                                                                         ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................  $    24,254,978   $    (1,548,660)  $   (15,438,758)
                                                                         ===============   ===============   ===============



Page 88                See Notes to Financial Statements

                                                                                                          FIRST TRUST
      FIRST TRUST          FIRST TRUST        FIRST TRUST         FIRST TRUST         FIRST TRUST        NASDAQ(R) ABA
          S&P                  ISE            ISE-REVERE              ISE          VALUE LINE(R) 100       COMMUNITY
         REIT                 WATER           NATURAL GAS           CHINDIA         EXCHANGE-TRADED          BANK
      INDEX FUND           INDEX FUND         INDEX FUND          INDEX FUND             FUND             INDEX FUND
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
    $     4,490,778     $       869,963     $     5,323,912     $     2,306,909     $       988,710     $       279,167
                 --             (22,682)           (411,055)           (105,463)            (17,929)                 --
                 18                   7                  36                  --                  --                  --
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
          4,490,796             847,288           4,912,893           2,201,446             970,781             279,167
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

            532,334             243,875           1,988,749             551,533             413,305              50,249
            185,456              30,484             497,187             110,307             132,035              11,306
             91,083              32,040             250,080             112,860              43,726               8,506
             23,750              23,749              23,749              23,749              23,749              23,749
             51,580              14,811             117,724              28,621              18,728               3,196
             44,003              17,097              94,583              27,565              13,949               4,728
             22,181               7,621              62,148              17,236              10,333               1,570
              8,379               8,379               8,379               8,379               8,379              13,771
              9,608               3,609              26,376               7,011               5,307               1,413
              2,560                 775               6,194               1,682               1,032                 162
             33,317               1,186               4,451                   6               1,181               1,207
                 --                  --                  --                  --                  --                  --
             13,750               8,015              42,898              14,770               6,548               1,180
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
          1,018,001             391,641           3,122,518             903,719             678,272             121,037

           (130,777)            (25,829)           (139,394)            (76,490)            (99,646)            (45,663)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
            887,224             365,812           2,983,124             827,229             578,626              75,374
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
          3,603,572             481,476           1,929,769           1,374,217             392,155             203,793
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

         (4,990,215)         (2,014,989)        (20,617,193)         (8,706,316)        (13,450,728)           (795,402)
            992,448           4,276,271          74,445,317          13,110,472          12,100,007             440,990
                 --                  --                (147)                 --                  --                  --
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
         (3,997,767)          2,261,282          53,827,977           4,404,156          (1,350,721)           (354,412)

        (21,892,948)         (6,845,222)       (112,055,233)        (39,977,843)         (4,336,999)           (788,265)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
        (25,890,715)         (4,583,940)        (58,227,256)        (35,573,687)         (5,687,720)         (1,142,677)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

    $   (22,287,143)    $    (4,102,464)    $   (56,297,487)    $   (34,199,470)    $    (5,295,565)    $      (938,884)
    ===============     ===============     ===============     ===============     ===============     ===============




                       See Notes to Financial Statements                 Page 89

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                FIRST TRUST                           FIRST TRUST
                                                             DOW JONES SELECT                         MORNINGSTAR
                                                                 MICROCAP                        DIVIDEND LEADERS(SM)
                                                              INDEX(SM) FUND                          INDEX FUND
                                                    ------------------------------------  ------------------------------------

                                                      For the Year       For the Year       For the Year       For the Year
                                                         Ended              Ended              Ended              Ended
                                                    December 31, 2011  December 31, 2010  December 31, 2011  December 31, 2010
                                                    -----------------  -----------------  -----------------  -----------------
OPERATIONS:
   Net investment income (loss)...................  $        447,228   $        499,285   $      8,555,207   $      2,913,346
   Net realized gain (loss).......................         3,527,218         (2,429,083)        12,160,954          1,461,455
   Net change in unrealized appreciation
     (depreciation) ..............................       (15,388,722)        18,873,114         17,878,265          8,079,545
                                                    ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from operations.............................       (11,414,276)        16,943,316         38,594,426         12,454,346
                                                    ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................          (610,163)          (470,895)        (8,577,026)        (2,936,478)
   Return of capital..............................                --                 --                 --            (25,193)
                                                    ----------------   ----------------   ----------------   ----------------
   Total distributions to shareholders............          (610,163)          (470,895)        (8,577,026)        (2,961,671)
                                                    ----------------   ----------------   ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold......................         7,892,863        137,291,718        357,088,401         99,924,591
   Cost of shares redeemed........................       (96,590,691)       (19,392,644)       (83,370,049)       (14,628,087)
                                                    ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions...............       (88,697,828)       117,899,074        273,718,352         85,296,504
                                                    ----------------   ----------------   ----------------   ----------------
   Total increase (decrease) in net assets........      (100,722,267)       134,371,495        303,735,752         94,789,179

NET ASSETS:
   Beginning of period............................       153,050,150         18,678,655        143,293,782         48,504,603
                                                    ----------------   ----------------   ----------------   ----------------
   End of period..................................  $     52,327,883   $    153,050,150   $    447,029,534   $    143,293,782
                                                    ================   ================   ================   ================
   Accumulated net investment income (loss)
      at end of period............................  $        (56,755)  $         31,467   $             --   $             --
                                                    ================   ================   ================   ================
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period........         6,905,000          1,055,000          9,000,002          3,400,002
   Shares sold....................................           350,000          6,900,000         21,500,000          6,600,000
   Shares redeemed................................        (4,650,000)        (1,050,000)        (5,050,000)        (1,000,000)
                                                    ----------------   ----------------   ----------------   ----------------
   Shares outstanding, end of period..............         2,605,000          6,905,000         25,450,002          9,000,002
                                                    ================   ================   ================   ================



Page 90                See Notes to Financial Statements

                                           FIRST TRUST                      FIRST TRUST                       FIRST TRUST
         FIRST TRUST                        NASDAQ-100                      NASDAQ-100-                        NYSE ARCA
           US IPO                         EQUAL WEIGHTED                 TECHNOLOGY SECTOR                   BIOTECHNOLOGY
         INDEX FUND                       INDEX(SM) FUND                   INDEX(SM) FUND                      INDEX FUND
------------------------------    ------------------------------   ------------------------------    ------------------------------
 For the Year    For the Year      For the Year    For the Year     For the Year    For the Year      For the Year    For the Year
    Ended           Ended             Ended           Ended            Ended           Ended             Ended           Ended
 December 31,    December 31,      December 31,    December 31,     December 31,    December 31,      December 31,    December 31,
     2011            2010              2011            2010             2011            2010              2011            2010
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------

$      125,086  $      147,944    $      193,294  $      432,430   $      (63,396) $    1,544,493    $   (1,701,516) $     (893,750)
     1,116,567         684,591         6,943,739       7,244,257       36,034,195      16,671,628        (9,067,198)     15,058,828
    (1,032,399)      1,446,294       (14,365,617)      2,165,178      (68,573,256)     37,101,460      (114,433,625)     25,834,919

--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------

       209,254       2,278,829        (7,228,584)      9,841,865      (32,602,457)     55,317,581      (125,202,339)     39,999,997
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------

      (175,526)       (134,485)         (367,180)       (346,700)      (1,713,900)     (1,556,425)               --              --
            --              --                --              --               --              --                --              --
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------
      (175,526)       (134,485)         (367,180)       (346,700)      (1,713,900)    (1,556,425)                --              --
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------

     8,666,281       5,506,758        79,966,639      63,221,332      196,450,901     417,327,774       640,051,793     196,944,891
    (8,388,699)     (3,411,585)      (74,786,704)    (37,130,166)    (465,889,979)   (104,439,045)     (533,039,358)   (102,793,389)
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------

       277,582       2,095,173         5,179,935      26,091,166     (269,439,078)    312,888,729       107,012,435      94,151,502
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------
       311,310       4,239,517        (2,415,829)     35,586,331     (303,755,435)    366,649,885       (18,189,904)    134,151,499


    15,282,525      11,043,008        75,955,181      40,368,850      453,415,500      86,765,615       201,219,867      67,068,368
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------
$   15,593,835  $   15,282,525    $   73,539,352  $   75,955,181   $  149,660,065  $  453,415,500    $  183,029,963  $  201,219,867
==============  ==============    ==============  ==============   ==============  ==============    ==============  ==============

$           --  $       13,751    $           --  $       89,275   $           --  $           --    $           --  $           --
==============  ==============    ==============  ==============   ==============  ==============    ==============  ==============

       650,002         550,002         3,200,002       2,050,002       17,650,002       4,100,002         5,150,002       2,350,002
       350,000         250,000         3,200,000       2,950,000        7,300,000      18,300,000        15,400,000       5,850,000
      (350,000)       (150,000)       (3,200,000)     (1,800,000)     (18,750,000)     (4,750,000)      (14,950,000)     (3,050,000)
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------
       650,002         650,002         3,200,002       3,200,002        6,200,002      17,650,002         5,600,002       5,150,002
==============  ==============    ==============  ==============   ==============  ==============    ==============  ==============


                       See Notes to Financial Statements                 Page 91

FIRST TRUST EXCHANGE-TRADED FUND

                                                                FIRST TRUST                           FIRST TRUST
                                                             DOW JONES INTERNET                     STRATEGIC VALUE
                                                               INDEX(SM) FUND                          INDEX FUND
                                                    ------------------------------------  ------------------------------------

                                                      For the Year       For the Year       For the Year       For the Year
                                                          Ended              Ended              Ended              Ended
                                                    December 31, 2011  December 31, 2010  December 31, 2011  December 31, 2010
                                                    -----------------  -----------------  -----------------  -----------------
OPERATIONS:
   Net investment income (loss)...................  $     (1,558,228)  $        655,966   $        554,376   $        644,739
   Net realized gain (loss).......................        62,801,316         24,987,964          2,204,042          6,878,550
   Net change in unrealized appreciation
        (depreciation) ...........................      (129,043,201)        64,467,650         (3,710,370)        (2,858,232)
                                                    ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from operations.............................       (67,800,113)        90,111,580           (951,952)         4,665,057
                                                    ----------------   ----------------   ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................          (412,275)          (659,835)          (660,711)          (657,855)
   Return of capital..............................                --                 --                 --             (7,885)
                                                    ----------------   ----------------   ----------------   ----------------
   Total distributions to shareholders............          (412,275)          (659,835)          (660,711)          (665,740)
                                                    ----------------   ----------------   ----------------   ----------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold......................       519,933,101        517,361,186         13,640,278         52,387,882
   Cost of shares redeemed........................      (521,516,911)      (103,947,961)       (17,017,824)       (70,918,017)
                                                    ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions...............        (1,583,810)       413,413,225         (3,377,546)       (18,530,135)
                                                    ----------------   ----------------   ----------------   ----------------

   Total increase (decrease) in net assets........       (69,796,198)       502,864,970         (4,990,209)       (14,530,818)

NET ASSETS:
   Beginning of period............................       589,479,579         86,614,609         36,632,730         51,163,548
                                                    ----------------   ----------------   ----------------   ----------------
   End of period..................................  $    519,683,381   $    589,479,579   $     31,642,521   $     36,632,730
                                                    ================   ================   ================   ================

   Accumulated net investment income (loss)
      at end of period............................  $             --   $             --   $             --   $             --
                                                    ================   ================   ================   ================

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period........        17,200,002          3,450,002          1,600,002          2,500,002
   Shares sold....................................        14,900,000         17,650,000            550,000          2,500,000
   Shares redeemed................................       (16,000,000)        (3,900,000)          (700,000)        (3,400,000)
                                                    ----------------   ----------------   ----------------   ----------------
   Shares outstanding, end of period..............        16,100,002         17,200,002          1,450,002          1,600,002
                                                    ================   ================   ================   ================




Page 92                See Notes to Financial Statements

         FIRST TRUST                                                        FIRST TRUST                       FIRST TRUST
        VALUE LINE(R)                      FIRST TRUST                       NASDAQ-100                        NASDAQ(R)
      EQUITY ALLOCATION               VALUE LINE(R) DIVIDEND            EX-TECHNOLOGY SECTOR           CLEAN EDGE(R) GREEN ENERGY
          INDEX FUND                        INDEX FUND                     INDEX(SM) FUND                      INDEX FUND
------------------------------    ------------------------------   ------------------------------    ------------------------------
 For the Year    For the Year      For the Year    For the Year     For the Year    For the Year      For the Year    For the Year
    Ended           Ended             Ended           Ended            Ended           Ended             Ended           Ended
 December 31,    December 31,      December 31,    December 31,     December 31,    December 31,      December 31,    December 31,
     2011            2010              2011            2010             2011            2010              2011            2010
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------

$       72,064  $      100,085    $    7,902,272  $    4,980,314   $       86,782  $      173,556    $      (57,380) $      (26,978)
       128,844       1,145,729        12,636,031       8,011,210        1,142,380       1,597,438        (1,932,700)       (128,157)

      (835,358)        (99,602)        3,716,675      13,888,773       (2,777,822)      1,230,277       (13,448,678)        633,094
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------

      (634,450)      1,146,212        24,254,978      26,880,297       (1,548,660)      3,001,271       (15,438,758)        477,959
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------


       (72,485)       (102,971)       (7,975,414)     (5,061,937)        (104,225)       (158,610)               --              --
            --              --                --         (65,937)              --              --                --              --
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------
       (72,485)       (102,971)       (7,975,414)     (5,127,874)        (104,225)       (158,610)               --              --
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------


     5,352,158       7,037,546       225,622,376      75,819,232       21,526,159      16,507,613         7,115,097       1,526,157
    (5,394,000)     (7,860,408)      (94,012,975)    (32,679,842)     (11,867,696)     (7,777,681)       (7,056,700)     (9,333,154)
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------

       (41,842)       (822,862)      131,609,401      43,139,390        9,658,463       8,729,932            58,397      (7,806,997)
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------

      (748,777)        220,379       147,888,965      64,891,813        8,005,578      11,572,593       (15,380,361)     (7,329,038)


     7,105,652       6,885,273       218,509,592     153,617,779       22,151,317      10,578,724        36,119,988      43,449,026
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------
$    6,356,875  $    7,105,652    $  366,398,557  $  218,509,592   $   30,156,895  $   22,151,317    $   20,739,627  $   36,119,988
==============  ==============    ==============  ==============   ==============  ==============    ==============  ==============


$          271  $           --    $           --  $           --   $           --  $       16,623    $           --  $           --
==============  ==============    ==============  ==============   ==============  ==============    ==============  ==============


       350,002         400,002        14,487,986      11,487,986        1,050,002         600,002         2,200,002       2,700,002
       250,000         400,000        14,500,000       5,250,000          950,000         850,000           450,000         100,000
      (250,000)       (450,000)       (6,100,000)     (2,250,000)        (550,000)       (400,000)         (500,000)       (600,000)
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------
       350,002         350,002        22,887,986      14,487,986        1,450,002       1,050,002         2,150,002       2,200,002
==============  ==============    ==============  ==============   ==============  ==============    ==============  ==============


                       See Notes to Financial Statements                 Page 93

FIRST TRUST EXCHANGE-TRADED FUND

                                                                FIRST TRUST
                                                                    S&P                               FIRST TRUST
                                                                    REIT                               ISE WATER
                                                                 INDEX FUND                           INDEX FUND
                                                    ------------------------------------  ------------------------------------

                                                      For the Year       For the Year       For the Year       For the Year
                                                          Ended              Ended              Ended              Ended
                                                    December 31, 2011  December 31, 2010  December 31, 2011  December 31, 2010
                                                    -----------------  -----------------  -----------------  -----------------
OPERATIONS:
   Net investment income (loss)...................  $      3,603,572   $      1,371,447   $        481,476   $        405,065
   Net realized gain (loss).......................        (3,997,767)         4,840,048          2,261,282            (70,286)
   Net change in unrealized appreciation
        (depreciation) ...........................       (21,892,948)         4,804,142         (6,845,222)         7,533,201
                                                    ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from operations.............................       (22,287,143)        11,015,637         (4,102,464)         7,867,980
                                                    ----------------   ----------------   ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................        (4,049,501)        (1,400,636)          (554,561)          (319,290)
   Return of capital..............................                --                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
   Total distributions to shareholders............        (4,049,501)        (1,400,636)          (554,561)          (319,290)
                                                    ----------------   ----------------   ----------------   ----------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold......................       453,173,259         66,628,620         34,659,837         17,153,891
   Cost of shares redeemed........................      (172,941,669)       (26,264,803)       (25,127,425)        (8,905,590)
                                                    ----------------   ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions...............       280,231,590         40,363,817          9,532,412          8,248,301
                                                    ----------------   ----------------   ----------------   ----------------

   Total increase (decrease) in net assets........       253,894,946         49,978,818          4,875,387         15,796,991

NET ASSETS:
   Beginning of period............................        71,065,852         21,087,034         53,110,639         37,313,648
                                                    ----------------   ----------------   ----------------   ----------------
   End of period..................................  $    324,960,798   $     71,065,852   $     57,986,026   $     53,110,639
                                                    ================   ================   ================   ================

   Accumulated net investment income (loss)
      at end of period............................  $             --   $        217,284   $         15,568   $         89,624
                                                    ================   ================   ================   ================

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period........         4,850,002          1,800,002          2,400,002          2,000,002
   Shares sold....................................        28,200,000          5,050,000          1,600,000            850,000
   Shares redeemed................................       (12,050,000)        (2,000,000)        (1,200,000)          (450,000)
                                                    ----------------   ----------------   ----------------   ----------------
   Shares outstanding, end of period..............        21,000,002          4,850,002          2,800,002          2,400,002
                                                    ================   ================   ================   ================



Page 94                See Notes to Financial Statements

         FIRST TRUST                                                                                          FIRST TRUST
          ISE-REVERE                       FIRST TRUST                      FIRST TRUST                      NASDAQ(R) ABA
         NATURAL GAS                       ISE CHINDIA                   VALUE LINE(R) 100                   COMMUNITY BANK
          INDEX FUND                        INDEX FUND                  EXCHANGE-TRADED FUND                   INDEX FUND
------------------------------    ------------------------------   ------------------------------    ------------------------------
 For the Year    For the Year      For the Year    For the Year     For the Year    For the Year      For the Year    For the Year
    Ended           Ended             Ended           Ended            Ended           Ended             Ended           Ended
 December 31,    December 31,      December 31,    December 31,     December 31,    December 31,      December 31,    December 31,
     2011            2010              2011            2010             2011            2010              2011            2010
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------
$    1,929,769  $      769,258    $    1,374,217    $  1,074,343   $      392,155  $        4,512    $      203,793  $      112,441
    53,827,977      20,680,688         4,404,156       3,627,703       (1,350,721)     18,153,935          (354,412)        242,654

  (112,055,233)      2,466,035       (39,977,843)     14,801,653       (4,336,999)     (1,728,785)         (788,265)          1,511
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------

   (56,297,487)     23,915,981       (34,199,470)     19,503,699       (5,295,565)     16,429,662          (938,884)        356,606
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------


    (1,845,855)     (1,172,607)       (1,488,951)     (1,073,636)        (420,210)             --          (204,876)       (114,106)
            --         (54,408)               --              --               --              --                --              --
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------
    (1,845,855)     (1,227,015)       (1,488,951)     (1,073,636)        (420,210)             --          (204,876)       (114,106)
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------


   444,624,390     441,554,686                --      91,212,949       85,357,150      81,283,340         6,285,743       8,559,196
  (436,818,095)   (531,689,123)      (61,376,060)    (53,531,101)    (112,529,279)    (69,715,177)       (2,486,580)     (4,426,523)
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------

     7,806,295     (90,134,437)      (61,376,060)     37,681,848      (27,172,129)     11,568,163         3,799,163       4,132,673
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------

   (50,337,047)    (67,445,471)      (97,064,481)     56,111,911      (32,887,904)     27,997,825         2,655,403       4,375,173


   396,893,435     464,338,906       176,351,823     120,239,912       88,430,584      60,432,759         9,978,774       5,603,601
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------
$  346,556,388  $  396,893,435    $   79,287,342  $  176,351,823   $   55,542,680  $   88,430,584    $   12,634,177  $    9,978,774
==============  ==============    ==============  ==============   ==============  ==============    ==============  ==============


$       83,767  $           --    $           --  $          707   $      (24,835) $        4,512    $        1,117  $        2,200
==============  ==============    ==============  ==============   ==============  ==============    ==============  ==============


    20,250,002      26,500,002         7,050,002       5,650,002        6,539,982       5,789,982           400,002         250,002
    20,550,000      24,500,000                --       3,950,000        6,100,000       6,350,000           250,000         350,000
   (21,750,000)    (30,750,000)       (2,700,000)     (2,550,000)      (8,150,000)     (5,600,000)         (100,000)       (200,000)
--------------  --------------    --------------  --------------   --------------  --------------    --------------  --------------
    19,050,002      20,250,002         4,350,002       7,050,002        4,489,982       6,539,982           550,002         400,002
==============  ==============    ==============  ==============   ==============  ==============    ==============  ==============


                       See Notes to Financial Statements                 Page 95

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

                                          FOR THE            FOR THE            FOR THE            FOR THE            FOR THE
                                        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                     DECEMBER 31, 2011  DECEMBER 31, 2010  DECEMBER 31, 2009  DECEMBER 31, 2008  DECEMBER 31, 2007
                                     -----------------  -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period    $    22.17         $    17.70         $    14.74         $    22.35         $    23.92
                                        ----------         ----------         ----------         ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.10               0.09               0.09               0.17               0.16
Net realized and unrealized gain (loss)      (2.02)              4.46               2.97              (7.60)             (1.60)
                                        ----------         ----------         ----------         ----------         ----------
Total from investment operations             (1.92)              4.55               3.06              (7.43)             (1.44)
                                        ----------         ----------         ----------         ----------         ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.16)             (0.08)             (0.10)             (0.17)             (0.13)
Return of capital                               --                 --              (0.00) (c)         (0.01)                --
                                        ----------         ----------         ----------         ----------         ----------
Total distributions                          (0.16)             (0.08)             (0.10)             (0.18)             (0.13)
                                        ----------         ----------         ----------         ----------         ----------
Net asset value, end of period          $    20.09         $    22.17         $    17.70         $    14.74         $    22.35
                                        ==========         ==========         ==========         ==========         ==========


TOTAL RETURN (a)                           (8.69)%             25.77%             20.85%           (33.33)%            (6.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $   52,328         $  153,050         $   18,679         $   14,077         $   17,993
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                0.71%              0.86%              0.94%              1.05%              1.35%
Ratio of net expenses to average
   net assets                                0.60%              0.60%              0.60%              0.60%              0.60%
Ratio of net investment income (loss)
   to average net assets                     0.40%              0.94%              0.69%              0.79%              0.58%
Portfolio turnover rate (b)                    59%                86%                86%                85%                11%

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND

                                            FOR THE            FOR THE            FOR THE            FOR THE            FOR THE
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                       DECEMBER 31, 2011  DECEMBER 31, 2010  DECEMBER 31, 2009  DECEMBER 31, 2008  DECEMBER 31, 2007
                                       -----------------  -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period    $    15.92         $    14.27         $    13.09         $    20.20         $    23.51
                                        ----------         ----------         ----------         ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.61               0.57               0.56               0.83               0.92
Net realized and unrealized gain (loss)       1.65               1.66               1.19              (7.13)             (3.35)
                                        ----------         ----------         ----------         ----------         ----------
Total from investment operations              2.26               2.23               1.75              (6.30)             (2.43)
                                        ----------         ----------         ----------         ----------         ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.61)             (0.58)             (0.57)             (0.81)             (0.88)
Return of capital                               --              (0.00) (c)            --                 --                 --
                                        ----------         ----------         ----------         ----------         ----------
Total distributions                          (0.61)             (0.58)             (0.57)             (0.81)             (0.88)
                                        ----------         ----------         ----------         ----------         ----------
Net asset value, end of period          $    17.57         $    15.92         $    14.27         $    13.09         $    20.20
                                        ==========         ==========         ==========         ==========         ==========


TOTAL RETURN (a)                            14.44%             16.05%             14.24%           (31.71)%           (10.64)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  447,030         $  143,294         $   48,505         $   43,196         $   64,650
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                0.56%              0.66%              0.79%              0.72%              0.68%
Ratio of net expenses to average
   net assets                                0.45%              0.45%              0.45%              0.45%              0.45%
Ratio of net investment income (loss)
   to average net assets                     3.98%              4.22%              4.64%              5.07%              3.87%
Portfolio turnover rate (b)                    27%                30%                81%                56%                 9%



(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c)  Amount represents less than $0.01 per share.




Page 96                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US IPO INDEX FUND

                                                FOR THE          FOR THE           FOR THE           FOR THE            FOR THE
                                               YEAR ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED
                                           DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2007
                                           ----------------- ----------------- ----------------- ----------------- -----------------
Net asset value, beginning of period        $    23.51       $    20.08        $    14.09        $    25.36        $    22.20
                                            ----------       ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.18             0.20              0.59              0.15              0.05
Net realized and unrealized gain (loss)           0.55             3.45              5.72            (11.27)             3.17
                                            ----------       ----------        ----------        ----------        ----------
Total from investment operations                  0.73             3.65              6.31            (11.12)             3.22
                                            ----------       ----------        ----------        ----------        ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.25)           (0.22)            (0.32)            (0.14)            (0.06)
Return of capital                                   --               --                --             (0.01)              --
                                            ----------       ----------        ----------        ----------        ----------
Total distributions                              (0.25)           (0.22)            (0.32)            (0.15)            (0.06)
                                            ----------       ----------        ----------        ----------        ----------
Net asset value, end of period              $    23.99       $    23.51        $    20.08        $    14.09        $    25.36
                                            ==========       ==========        ==========        ==========        ==========
TOTAL RETURN (a)                                 3.11%           18.28%            44.93%          (43.88)%            14.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   15,594       $   15,283        $   11,043        $    8,454        $   26,633
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                       1.01%            1.32%             1.34%             1.02%             1.06%
Ratio of net expenses to average net assets      0.60%            0.60%             0.60%             0.60%             0.60%
Ratio of net investment income (loss) to
    average net assets                           0.70%            1.28%             3.59%             0.50%             0.24%
Portfolio turnover rate (b)                        44%              43%               30%               62%               11%


FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

                                                FOR THE           FOR THE          FOR THE            FOR THE           FOR THE
                                              YEAR ENDED         YEAR ENDED       YEAR ENDED         YEAR ENDED        YEAR ENDED
                                           DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2007
                                           ----------------- ----------------- ----------------- ----------------- -----------------
Net asset value, beginning of period        $    23.74       $    19.69        $    12.37        $    22.08        $    20.12
                                            ----------       ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.05             0.15              0.05              0.00 (c)         (0.02)
Net realized and unrealized gain (loss)          (0.70)            4.02              7.32             (9.70)             1.98
                                            ----------       ----------        ----------        ----------        ----------
Total from investment operations                 (0.65)            4.17              7.37             (9.70)             1.96
                                            ----------       ----------        ----------        ----------        ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.11)           (0.12)            (0.05)            (0.00)(c)            --
Return of capital                                  --               --                 --             (0.01)               --
                                            ----------       ----------        ----------        ----------        ----------
Total distributions                              (0.11)           (0.12)            (0.05)            (0.01)               --
                                            ----------       ----------        ----------        ----------        ----------
Net asset value, end of period              $    22.98       $    23.74        $    19.69        $    12.37        $    22.08
                                            ==========       ==========        ==========        ==========        ==========

TOTAL RETURN (a)                               (2.77)%           21.25%            59.54%          (43.96)%             9.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   73,539       $   75,955        $   40,369        $   14,848        $   30,911
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                        0.68%            0.75%             0.67%             0.88%             0.95%
Ratio of net expenses to average net assets      0.60%            0.60%             0.60%             0.60%             0.60%
Ratio of net investment income (loss) to
   average net assets                            0.23%            0.79%             0.35%             0.01%           (0.08)%
Portfolio turnover rate (b)                        27%              24%               36%               39%               15%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c)     Amount represents less than $0.01 per share.



                       See Notes to Financial Statements                 Page 97

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

                                             FOR THE           FOR THE             FOR THE         FOR THE             FOR THE
                                           YEAR ENDED        YEAR ENDED          YEAR ENDED       YEAR ENDED          YEAR ENDED
                                        DECEMBER 31, 2011 DECEMBER 31, 2010  DECEMBER 31, 2009  DECEMBER 31, 2008  DECEMBER 31, 2007
                                        ----------------- -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period    $    25.69         $    21.16        $    11.77         $    21.50         $    19.97
                                        ----------         ----------        ----------         ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  0.00 (a)(d)        0.10              0.01                 --              (0.03)
Net realized and unrealized gain (loss)      (1.47)              4.53              9.39              (9.73)              1.56
                                        ----------         ----------        ----------         ----------         ----------
Total from investment operations             (1.47)              4.63              9.40              (9.73)              1.53
                                        ----------         ----------        ----------         ----------         ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (0.08)             (0.10)            (0.01)                --                 --
Return of capital                               --                 --             (0.00)(d)             --                 --
                                        ----------         ----------        ----------         ----------         ----------
Total distributions                          (0.08)             (0.10)            (0.01)                --                 --
                                        ----------         ----------        ----------         ----------         ----------
Net asset value, end of period          $    24.14         $    25.69        $    21.16         $    11.77         $    21.50
                                        ==========         ==========        ==========         ==========         ==========

TOTAL RETURN (b)                           (5.75)%             21.92%            79.89%           (45.26)%              7.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  149,660         $  453,416        $   86,766          $   9,414         $   23,652
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                   0.63%              0.70%             0.67%              0.88%              0.92%
Ratio of net expenses to average net
    assets                                   0.60%              0.60%             0.60%              0.60%              0.60%
Ratio of net investment income (loss) to
    average net assets                     (0.02)%              0.71%             0.16%            (0.01)%            (0.16)%
Portfolio turnover rate (c)                    21%                26%               35%                33%                10%


FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

                                             FOR THE           FOR THE            FOR THE           FOR THE            FOR THE
                                           YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                        DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2009  DECEMBER 31, 2008  DECEMBER 31, 2007
                                        ----------------- ----------------- -----------------  -----------------  -----------------
Net asset value, beginning of period    $    39.07        $    28.54        $    19.70         $    24.41         $    23.55
                                        ----------        ----------        ----------         ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (0.30)            (0.17)            (0.16)              0.18              (0.10)
Net realized and unrealized gain (loss)      (6.09)            10.70              9.00              (4.62)              0.96
                                        ----------        ----------        ----------         ----------         ----------
Total from investment operations             (6.39)            10.53              8.84              (4.44)              0.86
                                        ----------        ----------        ----------        -----------         ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           --                --                --              (0.18)                --
Return of capital                               --                --                --              (0.09)                --
                                        ----------        ----------        ----------         ----------         ----------
Total distributions                             --                --                --              (0.27)                --
                                        ----------        ----------        ----------         ----------         ----------
Net asset value, end of period          $    32.68        $    39.07        $    28.54         $    19.70         $    24.41
                                        ==========        ==========        ==========         ==========         ==========

TOTAL RETURN (b)                          (16.36)%            36.90%            44.87%           (18.33)%              3.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  183,030        $  201,220        $   67,068         $   59,097         $   73,241
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                   0.61%             0.66%             0.72%              0.72%              0.73%
Ratio of net expenses to average net
    assets                                   0.60%             0.60%             0.60%              0.60%              0.60%
Ratio of net investment income (loss) to
    average net assets                     (0.54%)           (0.60)%           (0.60)%              0.67%            (0.60)%
Portfolio turnover rate (c)                    44%               35%               44%                38%                11%


(a)  Per share amounts have been calculated using the average share method.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)  Amount represents less than $0.01 per share.


Page 98                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

                                             FOR THE             FOR THE          FOR THE           FOR THE            FOR THE
                                           YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED         YEAR ENDED
                                        DECEMBER 31, 2011  DECEMBER 31, 2010  DECEMBER 31, 2009 DECEMBER 31, 2008  DECEMBER 31, 2007
                                        -----------------  -----------------  ----------------- -----------------  -----------------
Net asset value, beginning of period     $    34.27        $     25.11        $    14.01         $    25.09         $    22.57
                                         ----------        -----------        ----------         ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  (0.10)              0.04             (0.05)              0.05              (0.16)
Net realized and unrealized gain (loss)       (1.87)              9.16             11.15             (11.08)              2.68
                                         ----------        -----------        ----------         ----------         ----------
Total from investment operations              (1.97)              9.20             11.10             (11.03)              2.52
                                         ----------        -----------        ----------         ----------         ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                         (0.02)             (0.04)               --              (0.05)                --
Return of capital                                --                 --                --              (0.00)(c)             --
                                         ----------        -----------        ----------         ----------         ----------
Total distributions                           (0.02)             (0.04)               --              (0.05)                --
                                         ----------        -----------        ----------         ----------         ----------
Net asset value, end of period           $    32.28        $     34.27        $    25.11         $    14.01         $    25.09
                                         ==========        ===========        ==========         ==========         ===========
TOTAL RETURN (a)                            (5.74)%             36.63%            79.23%           (44.02)%             11.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $  519,683        $   589,480        $   86,615         $   14,708         $   36,386
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                    0.60%              0.66%             0.73%              0.82%              0.70%
Ratio of net expenses to average net
    assets                                    0.60%              0.60%             0.60%              0.60%              0.60%
Ratio of net investment income (loss) to
    average net assets                      (0.25)%              0.26%           (0.46)%              0.21%            (0.42)%
Portfolio turnover rate (b)                     18%                16%               35%                44%                 6%



FIRST TRUST STRATEGIC VALUE INDEX FUND

                                             FOR THE            FOR THE           FOR THE           FOR THE            FOR THE
                                           YEAR ENDED         YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED
                                        DECEMBER 31, 2011  DECEMBER 31, 2010 DECEMBER 31, 2009  DECEMBER 31, 2008  DECEMBER 31, 2007
                                        -----------------  ----------------- -----------------  -----------------  -----------------
Net asset value, beginning of period     $     22.90       $     20.47       $     14.90         $     24.12        $     22.06
                                         -----------       -----------       -----------         -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.35              0.39              0.28                0.28               0.20
Net realized and unrealized gain (loss)        (1.01)             2.44              5.57               (9.22)              2.07
                                         -----------       -----------       -----------         -----------        -----------
Total from investment operations               (0.66)             2.83              5.85               (8.94)              2.27
                                         -----------       -----------       -----------         -----------        -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.42)            (0.40)            (0.28)              (0.28)             (0.21)
Return of capital                                --              (0.00)(c)            --                  --                 --
                                         -----------       -----------       -----------         -----------        -----------
Total distributions                            (0.42)            (0.40)            (0.28)              (0.28)             (0.21)
                                         -----------       -----------       -----------         -----------        -----------
Net asset value, end of period           $     21.82       $     22.90       $     20.47         $     14.90        $     24.12
                                         ===========       ===========       ===========         ===========        ===========
TOTAL RETURN (a)                             (2.94)%            14.04%            39.43%            (37.23)%             10.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $    31,643       $    36,633       $    51,164         $    35,762        $    61,518
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                     0.82%             0.86%             0.87%               0.72%              1.12%
Ratio of net expenses to average net
    assets                                     0.65%             0.65%             0.65%               0.65%              0.65%
Ratio of net investment income (loss) to
    average net assets                         1.51%             1.58%             1.57%               1.31%              1.09%
Portfolio turnover rate (b)                     114%              197%              171%                157%                10%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
        Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c)     Amount represents less than $0.01 per share.


                       See Notes to Financial Statements                 Page 99

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

                                              FOR THE           FOR THE            FOR THE           FOR THE            FOR THE
                                            YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                         DECEMBER 31, 2011 DECEMBER 31, 2010  DECEMBER 31, 2009  DECEMBER 31, 2008 DECEMBER 31, 2007
                                         ----------------- -----------------  -----------------  ----------------- -----------------
Net asset value, beginning of period      $    20.30       $    17.21         $    12.98         $     20.45       $    19.78
                                          ----------       ----------         ----------         -----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.21             0.29               0.18                0.25             0.24
Net realized and unrealized gain (loss)        (2.14)            3.09               4.23               (7.47)            0.68
                                          ----------       ----------         ----------         -----------       ----------
Total from investment operations               (1.93)            3.38               4.41               (7.22)            0.92
                                          ----------       ----------         ----------         -----------       ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.21)           (0.29)             (0.18)              (0.25)           (0.25)
                                          ----------       ----------         ----------         -----------       ----------
Net asset value, end of period            $    18.16       $    20.30         $    17.21         $     12.98       $    20.45
                                          ==========       ==========         ==========         ===========       ==========
TOTAL RETURN (a)                             (9.56)%           19.85%             34.15%            (35.45)%            4.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $    6,357       $    7,106         $    6,885         $     5,841       $   13,291
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                      1.39%            1.35%              1.24%               1.14%            1.36%
Ratio of net expenses to average net
   assets                                      0.70%            0.70%              0.70%               0.70%            0.70%
Ratio of net investment income (loss) to
   average net assets                          1.05%            1.29%              1.24%               1.29%            1.04%
Portfolio turnover rate (b)                     184%             205%               191%                120%              43%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.
        Total returns calculated for a period of less than one year are not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 100               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

                                              FOR THE          FOR THE         FOR THE             FOR THE             FOR THE
                                            YEAR ENDED        YEAR ENDED      YEAR ENDED          YEAR ENDED          YEAR ENDED
                                        DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2009  DECEMBER 31, 2008   DECEMBER 31, 2007
                                        ----------------- ----------------- -----------------  -----------------   -----------------
Net asset value, beginning of period     $     15.08      $    13.37        $    11.55          $     15.75        $     16.77
                                         -----------      ----------        ----------          -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.42            0.41 (a)          0.38                 0.45               0.44
Net realized and unrealized gain (loss)         0.93            1.71              1.82                (4.20)             (0.99)
                                         -----------      ----------        ----------          -----------        -----------
Total from investment operations                1.35            2.12              2.20                (3.75)             (0.55)
                                         -----------      -----------       ----------          -----------        -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.42)          (0.40)            (0.38)               (0.45)             (0.47)
Return of capital                                --            (0.01)               --                   --                 --
                                         -----------      ----------        ----------          -----------        -----------
Total distributions to shareholders            (0.42)          (0.41)            (0.38)               (0.45)             (0.47)
                                         -----------      ----------        ----------          -----------        -----------

Net asset value, end of period           $     16.01      $    15.08        $    13.37          $     11.55        $     15.75
                                         ===========      ==========        ==========          ===========        ===========
TOTAL RETURN (b)                               9.03%          16.08%            19.58%             (24.17)%            (3.42)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $   366,399      $  218,510        $  153,618          $   115,403        $   180,153
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                      0.79%           0.84%             0.80%                0.84%              0.85%
Ratio of net expenses to average net
   assets                                      0.70%           0.70%             0.70%                0.70%              0.70%
Ratio of net investment income (loss) to
   average net assets                          2.84%           2.94%             3.30%                3.20%              2.37%
Portfolio turnover rate (c)                      53%             55%              101%                 109%                 5%


(a)  Per share amounts have been calculated using the average share method.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                Page 101

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

                                                                                                                  FOR THE PERIOD
                                             FOR THE           FOR THE           FOR THE           FOR THE      FEBRUARY 8, 2007 (a)
                                           YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED         THROUGH
                                        DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2009 DECEMBER 31, 2008  DECEMBER 31, 2007
                                        ----------------- ----------------- ----------------- ----------------- -------------------
Net asset value, beginning of period     $    21.10       $    17.63        $   12.05          $    21.19         $    20.00
                                         ----------       ----------        ---------          ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   0.06             0.17             0.05                0.01              (0.01)
Net realized and unrealized gain (loss)       (0.28)            3.46             5.58               (9.14)              1.20
                                         ----------       ----------        ---------          ----------         ----------
Total from investment operations              (0.22)            3.63             5.63               (9.13)              1.19
                                         ----------       ----------        ---------          ----------         ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                         (0.08)           (0.16)           (0.05)              (0.01)                --
Return of capital                                --               --            (0.00)(e)           (0.00)(e)             --
                                         ----------       ----------        ---------          ----------         ----------
Total distributions to shareholders           (0.08)           (0.16)           (0.05)              (0.01)                --
                                         ----------       ----------        ---------          ----------         ----------

Net asset value, end of period           $    20.80       $    21.10        $   17.63          $    12.05         $    21.19
                                         ==========       ==========        =========          ==========         ==========
TOTAL RETURN (b)                            (1.08)%           20.64%           46.74%            (43.09)%              5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $   30,157       $   22,151        $  10,579          $    7,232         $    2,119
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                     0.78%            0.94%            1.28%               1.86%              2.61% (c)
Ratio of net expenses to average net
   assets                                     0.60%            0.60%            0.60%               0.60%              0.60% (c)
Ratio of net investment income (loss) to
   average net assets                         0.31%            1.02%            0.48%               0.03%            (0.04)% (c)
Portfolio turnover rate (d)                     37%              19%              43%                 67%                27%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

                                                                                                                 FOR THE PERIOD
                                              FOR THE           FOR THE          FOR THE          FOR THE      FEBRUARY 8, 2007 (a)
                                            YEAR ENDED         YEAR ENDED       YEAR ENDED       YEAR ENDED           THROUGH
                                         DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2007
                                         ----------------- ----------------- ----------------- ----------------- -----------------
Net asset value, beginning of period      $    16.42       $     16.09       $    11.19        $    30.86        $    20.00
                                          ----------       -----------       ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   (0.03)            (0.01)           (0.02)            (0.04)            (0.04)
Net realized and unrealized gain (loss)        (6.74)             0.34             4.92            (19.63)            10.90
                                          ----------       -----------       ----------        ----------        ----------
Total from investment operations               (6.77)             0.33             4.90            (19.67)            10.86
                                          ----------       -----------       ----------        ----------        ----------

Net asset value, end of period            $     9.65       $     16.42       $    16.09        $    11.19        $    30.86
                                          ==========       ===========       ==========        ==========        ==========

TOTAL RETURN (b)                            (41.23)%             2.05%           43.79%          (63.74)%            54.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   20,740       $    36,120       $   43,449        $   23,504        $   50,913
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                      0.77%             0.78%            0.81%             0.83%             1.00% (c)
Ratio of net expenses to average net
   assets                                      0.60%             0.60%            0.60%             0.60%             0.60% (c)
Ratio of net investment income (loss) to
   average net assets                         (0.18)%          (0.07)%          (0.12)%           (0.21)%           (0.33)% (c)
Portfolio turnover rate (d)                      22%               22%              40%               32%                4%

(a)  Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)  Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)  Amount represents less than $0.01 per share.


Page 102               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND

                                                                                                                    FOR THE PERIOD
                                             FOR THE           FOR THE            FOR THE          FOR THE         MAY 8, 2007 (a)
                                           YEAR ENDED        YEAR ENDED          YEAR ENDED       YEAR ENDED            THROUGH
                                        DECEMBER 31, 2011  DECEMBER 31, 2010 DECEMBER 31, 2009 DECEMBER 31, 2008  DECEMBER 31, 2007
                                        -----------------  ----------------- ----------------- -----------------  -----------------
Net asset value, beginning of period     $    14.65        $    11.72        $    9.43          $    15.81        $    20.00
                                         ----------        ----------        ---------          ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   0.28              0.29             0.25                0.31              0.32 (b)
Net realized and unrealized gain (loss)        0.88              2.94             2.31               (6.38)            (4.13)
                                         ----------        ----------        ---------          ----------        ----------
Total from investment operations               1.16              3.23             2.56               (6.07)            (3.81)
                                         ----------        ----------        ---------          ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                         (0.34)            (0.30)           (0.25)              (0.31)            (0.38)
Return of capital                                --                --            (0.02)                 --                --
                                         ----------        -----------       ---------          ----------        ----------
Total distributions                           (0.34)            (0.30)           (0.27)              (0.31)            (0.38)
                                         ----------        ----------        ---------          ----------        ----------
Net asset value, end of period           $    15.47        $    14.65        $   11.72          $     9.43        $    15.81
                                         ==========        ==========        =========          ==========        ==========

TOTAL RETURN (c)                              7.90%            27.73%           28.00%            (38.87)%          (19.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $  324,961        $   71,066        $  21,087          $    5,187        $    1,581
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
  assets                                      0.57%             0.69%            1.95%               5.30%             8.41% (d)
Ratio of net expenses to average net
  assets                                      0.50%             0.50%            0.50%               0.50%             0.50% (d)
Ratio of net investment income (loss) to
  average net assets                          2.03%             2.60%            3.39%               3.40%             2.73% (d)
Portfolio turnover rate (e)                      9%               16%              13%                 20%               25%


FIRST TRUST ISE WATER INDEX FUND

                                                                                                                   FOR THE PERIOD
                                              FOR THE           FOR THE           FOR THE          FOR THE        MAY 8, 2007 (a)
                                            YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED           THROUGH
                                         DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2009 DECEMBER 31, 2008  DECEMBER 31, 2007
                                         ----------------- ----------------- ----------------- -----------------  -----------------
Net asset value, beginning of period      $    22.13       $     18.66       $    15.69        $    22.38         $    20.00
                                          ----------       -----------       ----------        ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.16              0.18             0.19              0.12               0.04
Net realized and unrealized gain (loss)        (1.39)             3.43             2.97             (6.69)              2.38
                                          ----------       -----------       ----------        ----------         ----------
Total from investment operations               (1.23)             3.61             3.16             (6.57)              2.42
                                          ----------       -----------       ----------        ----------         ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.19)            (0.14)           (0.19)            (0.12)             (0.04)
                                          ----------       -----------       ----------        ----------         ----------
Net asset value, end of period            $    20.71       $     22.13       $    18.66        $    15.69         $    22.38
                                          ==========       ===========       ==========        ==========         ==========

TOTAL RETURN (c)                             (5.62)%            19.49%           20.29%          (29.40)%             12.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   57,986       $    53,111       $   37,314        $   32,157         $   12,310
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                      0.64%             0.69%            0.72%             0.77%              1.68% (d)
Ratio of net expenses to average net
   assets                                      0.60%             0.60%            0.60%             0.60%              0.60% (d)
Ratio of net investment income (loss) to
   average net assets                          0.79%             0.96%            1.20%             0.76%              0.46% (d)
Portfolio turnover rate (e)                      31%               38%              44%               45%                 3%

(a)  Inception date.

(b)  Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)  Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                Page 103

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

                                                                                                                   FOR THE PERIOD
                                              FOR THE           FOR THE            FOR THE          FOR THE        MAY 8, 2007 (a)
                                            YEAR ENDED        YEAR ENDED          YEAR ENDED        YEAR ENDED         THROUGH
                                         DECEMBER 31, 2011 DECEMBER 31, 2010  DECEMBER 31, 2009 DECEMBER 31, 2008  DECEMBER 31, 2007
                                         ----------------- -----------------  ----------------- ----------------  -----------------
Net asset value, beginning of period      $    19.60       $    17.52         $    11.80        $    22.31        $    20.00
                                          ----------       ----------         ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.08             0.03               0.07              0.14              0.03
Net realized and unrealized gain (loss)        (1.41)            2.10               5.72            (10.51)             2.30
                                          ----------       ----------         ----------        ----------        ----------
Total from investment operations               (1.33)            2.13               5.79            (10.37)             2.33
                                          ----------       ----------         ----------        ----------        ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.08)           (0.05)             (0.07)            (0.14)            (0.02)
Return of capital                                 --            (0.00)(e)          (0.00)(e)            --                --
                                          ----------       ----------         ----------        ----------        ----------
Total distributions                            (0.08)           (0.05)             (0.07)            (0.14)            (0.02)
                                          ----------       ----------         ----------        ----------        ----------
Net asset value, end of period            $    18.19       $    19.60         $    17.52        $    11.80        $    22.31
                                          ==========       ==========         ==========        ==========        ==========
TOTAL RETURN (b)                             (6.85)%           12.22%             49.21%          (46.57)%            11.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $  346,556       $  396,893         $  464,339        $   37,179        $   11,157
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                      0.63%            0.65%              0.72%             0.77%             2.36% (c)
Ratio of net expenses to average net
   assets                                      0.60%            0.60%              0.60%             0.60%             0.60% (c)
Ratio of net investment income (loss) to
   average net assets                          0.39%            0.19%              0.53%             0.77%             0.32% (c)
Portfolio turnover rate (d)                      43%              93%                71%              116%                5%

FIRST TRUST ISE CHINDIA INDEX FUND

                                                                                                                     FOR THE PERIOD
                                             FOR THE            FOR THE           FOR THE            FOR THE        MAY 8, 2007 (a)
                                           YEAR ENDED         YEAR ENDED        YEAR ENDED          YEAR ENDED         THROUGH
                                        DECEMBER 31, 2011  DECEMBER 31, 2010 DECEMBER 31, 2009  DECEMBER 31, 2008  DECEMBER 31, 2007
                                        -----------------  ----------------- ----------------- ------------------ -----------------
Net asset value, beginning of period     $    25.01         $    21.28        $   11.78         $    27.73         $    20.00
                                         ----------         ----------        ---------         ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   0.27               0.17             0.09               0.17               0.02
Net realized and unrealized gain (loss)       (6.75)              3.73             9.50             (15.92)              7.73
                                         ----------         ----------        ---------         ----------         ----------
Total from investment operations              (6.48)              3.90             9.59             (15.75)              7.75
                                         ----------         ----------        ---------         ----------         ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                         (0.30)             (0.17)           (0.09)             (0.20)             (0.02)
Return of capital                                --                 --            (0.00)(e)          (0.00)(e)             --
                                         ----------         ----------        ---------         ----------         ----------
Total distributions                           (0.30)             (0.17)           (0.09)             (0.20)             (0.02)
                                         ----------         ----------        ---------         ----------         ----------
Net asset value, end of period           $    18.23         $    25.01        $   21.28         $    11.78         $    27.73
                                         ==========         ==========        =========         ==========         ==========

TOTAL RETURN (b)                           (26.02)%             18.46%           81.58%           (56.98)%             38.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $   79,287         $  176,352        $ 120,240         $   35,937         $  104,004
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
    net assets                                0.66%              0.66%            0.73%              0.73%              0.82% (c)
Ratio of net expenses to average
    net assets                                0.60%              0.60%            0.60%              0.60%              0.60% (c)
Ratio of net investment income (loss) to
    average net assets                        1.00%              0.74%            0.58%              0.90%              0.17% (c)
Portfolio turnover rate (d)                     23%                34%              47%                39%                 2%

(a)  Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)  Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)  Amount represents less than $0.01 per share.


Page 104               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND


                                            FOR THE           FOR THE           FOR THE           FOR THE            FOR THE
                                          YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
                                       DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2009 DECEMBER 31, 2008 DECEMBER 31, 2007 (a)
                                       ----------------- ----------------- ----------------- ----------------- ---------------------
Net asset value, beginning of period   $    13.52        $    10.44        $      9.26       $    17.91        $     15.89
                                       ----------        ----------        -----------       ----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 0.08              0.00 (f)          (0.01)           (0.02)              1.02
Net realized and unrealized gain (loss)     (1.15)             3.08               1.19            (8.63)              2.06
                                       ----------        ----------        -----------       ----------        -----------
Total from investment operations            (1.07)             3.08               1.18            (8.65)              3.08
                                       ----------        ----------        -----------       ----------        -----------

DISTRIBUTIONS PAID TO SHAREHOLDERS
   FROM:
Net investment income                       (0.08)               --                 --               --                 --
Net realized gains                             --                --                 --               --              (1.06)
Return of capital                              --                --                 --               --                 --
                                        ---------        ----------        -----------       ----------        -----------
Total distributions to shareholders         (0.08)               --                 --               --              (1.06)
                                        ---------        ----------        -----------       ----------        -----------
Net asset value, end of period          $   12.37        $    13.52        $     10.44       $     9.26        $     17.91
                                        =========        ==========        ===========       ==========        ===========
TOTAL RETURN, BASED ON
     NET ASSET VALUE (b)                  (7.92)%            29.50%             12.74%         (48.30)%             19.91% (e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  55,543        $   88,431        $    60,433       $   75,825        $   204,913
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
     net assets                             0.82%             0.87%              0.85%            0.86%              0.89%
Ratio of net expenses to average
     net assets                             0.70%             0.70%              0.70%            0.70%              0.83% (d)
Ratio of net investment income (loss)
     to average net assets                  0.47%             0.01%            (0.08)%          (0.11)%            (0.21)%
Portfolio turnover rate (c)                  202%              266%               235%             251%               111%

(a) The Fund commenced operations on June 12, 2003. Results for periods prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund. See Reorganization History below.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived or expenses reimbursed by the investment advisor.

(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) The annualized expense ratio is capped at 0.70%. This ratio of 0.83% includes expenses for a portion of the period prior to the reorganization of the First Trust Value Line(R) 100 Fund.

(e) Prior to June 18, 2007, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) 100 Fund. See Reorganization History below.

(f)  Amount represents less than $0.01 per share.


REORGANIZATION HISTORY:

First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund"), a closed-end fund organized as a Massachusetts business trust on April 18, 2003, reorganized with and into First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL"), an exchange-traded fund and newly created series of the Trust effective Friday, June 15, 2007. The Predecessor FVL Fund ceased trading on the AMEX (now known as NYSE Amex) on Friday, June 15, 2007 and FVL began trading on the AMEX on Monday, June 18, 2007 (effective November 6, 2008, FVL began trading on NYSE Arca), under the ticker symbol "FVL," the same ticker symbol used by the Predecessor FVL Fund. The assets of the Predecessor FVL Fund were transferred to, and the liabilities of the Predecessor FVL Fund were assumed by, FVL in exchange for shares of FVL on a one share for one share basis based upon the net asset value ("NAV") of the Predecessor FVL Fund on Friday, June 15, 2007. FVL shares have been distributed to the Predecessor FVL Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVL Fund has been terminated. The historical results of the Predecessor FVL Fund survive for financial reporting purposes.

                       See Notes to Financial Statements                Page 105

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

                                                                                                               FOR THE PERIOD
                                                                        FOR THE              FOR THE           JUNE 29, 2009 (a)
                                                                      YEAR ENDED           YEAR ENDED              THROUGH
                                                                   DECEMBER 31, 2011    DECEMBER 31, 2010     DECEMBER 31, 2009
                                                                   -----------------    -----------------     -----------------
Net asset value, beginning of period                                $     24.95           $    22.41             $    20.00
                                                                    -----------           ----------             ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               0.37                 0.30                   0.16
Net realized and unrealized gain (loss)                                   (1.98)                2.55                   2.40
                                                                    -----------           ----------             ----------
Total from investment operations                                          (1.61)                2.85                   2.56
                                                                     -----------          ----------             ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                     (0.37)               (0.31)                 (0.15)
                                                                    -----------           ----------             ----------
Net asset value, end of period                                      $     22.97           $    24.95             $    22.41
                                                                    ===========           ==========             ==========


TOTAL RETURN (b)                                                        (6.48)%               12.77%                 12.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                $    12,634           $    9,979             $    5,604
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                             0.96%                1.16%                  2.67% (c)
Ratio of net expenses to average net assets                               0.60%                0.60%                  0.60% (c)
Ratio of net investment income (loss) to average net assets               1.62%                1.40%                  1.92% (c)
Portfolio turnover rate (d)                                                 29%                  26%                    15%

(a)  Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived or expenses reimbursed by the investment advisor.

(c)  Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 106               See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2011


1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eighteen exchange-traded funds:

  First Trust Dow Jones Select MicroCap Index(SM) Fund - (NYSE Arca, Inc. ticker   "FDM")
  First Trust Morningstar Dividend Leaders(SM) Index Fund - (NYSE Arca, Inc. ticker "FDL")
  First Trust US IPO Index Fund - (NYSE Arca, Inc. ticker  "FPX")
  First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - (NASDAQ ticker  "QQEW")
  First Trust NASDAQ-100-Technology Sector Index(SM) Fund - (NASDAQ ticker  "QTEC")
  First Trust NYSE Arca Biotechnology Index Fund - (NYSE Arca, Inc.  ticker "FBT")
  First Trust Dow Jones Internet Index(SM) Fund - (NYSE Arca, Inc.  ticker "FDN")
  First Trust Strategic Value Index Fund - (NYSE Arca, Inc. ticker  "FDV")
  First Trust Value Line(R) Equity Allocation Index Fund - (NYSE Arca,  Inc. ticker "FVI")
  First Trust Value Line(R) Dividend Index Fund - (NYSE Arca,  Inc. ticker "FVD")
  First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund -  (NASDAQ ticker "QQXT")
  First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (NASDAQ ticker "QCLN")
  First Trust S&P REIT Index Fund - (NYSE Arca,  Inc. ticker "FRI")
  First Trust ISE Water Index Fund - (NYSE Arca, Inc. ticker "FIW")
  First Trust ISE-Revere Natural Gas Index Fund - (NYSE Arca, Inc. ticker "FCG")
  First Trust ISE Chindia Index Fund - (NYSE Arca, Inc. ticker "FNI")
  First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca, Inc. ticker "FVL")
  First Trust NASDAQ(R) ABA Community Bank Index Fund - (NASDAQ ticker "QABA")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares are listed and traded on NYSE Arca, Inc. ("NYSE Arca") except for the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, and the First Trust NASDAQ(R) ABA Community Bank Index Fund, which are listed and traded on The NASDAQ Stock Market, Inc. ("NASDAQ"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                          INDEX
First Trust Dow Jones Select MicroCap Index(SM) Fund          Dow Jones Select MicroCapIndex(SM)
First Trust Morningstar Dividend Leaders(SM) Index Fund       Morningstar(R) Dividend Leaders(SM) Index
First Trust US IPO Index Fund                                 IPOX(R)-100 U.S. Index
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund          NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund       NASDAQ-100 Technology Sector Index(SM)
First Trust NYSE Arca Biotechnology Index Fund                NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index(SM) Fund                 Dow Jones Internet Composite Index(SM)
First Trust Strategic Value Index Fund                        Credit Suisse U.S. Value Index, Powered by HOLT(TM)
First Trust Value Line(R) Equity Allocation Index Fund        Value Line(R) Equity Allocation Index(TM)
First Trust Value Line(R) Dividend Index Fund                 Value Line(R) Dividend Index(TM)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund    NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund   NASDAQ(R) Clean Edge(R) Green Energy Index
First Trust S&P REIT Index Fund                               S&P United States REIT Index
First Trust ISE Water Index Fund                              ISE Water Index(TM)
First Trust ISE-Revere Natural Gas Index Fund                 ISE-REVERE Natural Gas Index(TM)
First Trust ISE Chindia Index Fund                            ISE ChIndia Index(TM)
First Trust Value Line(R) 100 Exchange-Traded Fund            Value Line(R) 100 Index(TM)
First Trust NASDAQ(R) ABA Community Bank Index Fund           NASDAQ OMX(R) ABA Community Bank Index(SM)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2011


                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Each Fund's securities will be valued as follows:

       Portfolio securities listed on any exchange other than NASDAQ or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked price on such day. Portfolio securities traded on one or more securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

       Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there is no official closing price on the valuation day, the securities are valued at the mean of the most recent bid and ask prices on such day.

       Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices.

       Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

          o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

          o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

                    -  Quoted prices for similar securities in active markets.

                    - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

                    - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                FIRST TRUST EXCHANGE-TRADED FUND
                                       DECEMBER 31, 2011

                    - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

          o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of December 31, 2011, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in publicly-traded master limited partnerships ("MLPs") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually, except for First Trust Morningstar Dividend Leaders(SM) Index Fund and First Trust Value Line(R) Dividend Index Fund, which declare and pay dividends quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended December 31, 2011 was as follows:

                                                                                            Distributions        Distributions
                                                                     Distributions paid         paid                 paid
                                                                        from Ordinary       from Capital          from Return
                                                                           Income               Gains              of Capital
                                                                     ------------------    --------------        --------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                  $    610,163            $      --            $      --
First Trust Morningstar Dividend Leaders(SM) Index Fund                  8,577,026                   --                   --
First Trust US IPO Index Fund                                              175,526                   --                   --
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                       367,180                   --                   --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                  1,713,900                   --                   --
First Trust NYSE Arca Biotechnology Index Fund                                  --                   --                   --
First Trust Dow Jones Internet Index(SM) Fund                              412,275                   --                   --
First Trust Strategic Value Index Fund                                     660,711                   --                   --
First Trust Value Line(R) Equity Allocation Index Fund                      72,485                   --                   --
First Trust Value Line(R) Dividend Index Fund                            7,975,414                   --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                 104,225                   --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                     --                   --                   --
First Trust S&P REIT Index Fund                                          4,049,501                   --                   --
First Trust ISE Water Index Fund                                           554,561                   --                   --
First Trust ISE-Revere Natural Gas Index Fund                            1,845,855                   --                   --
First Trust ISE Chindia Index Fund                                       1,488,951                   --                   --
First Trust Value Line(R) 100 Exchange-Traded Fund                         420,210                   --                   --
First Trust NASDAQ(R) ABA Community Bank Index Fund                        204,876                   --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2011

The tax character of distributions paid by each Fund during the year ended December 31, 2010 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid         paid                paid
                                                                        from Ordinary       from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    --------------       --------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                      $   470,895          $      --           $       --
First Trust Morningstar Dividend Leaders(SM) Index Fund                     2,936,478                 --               25,193
First Trust US IPO Index Fund                                                 134,485                 --                   --
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                          346,700                 --                   --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                     1,556,425                 --                   --
First Trust NYSE Arca Biotechnology Index Fund                                    --                  --                   --
First Trust Dow Jones Internet Index(SM) Fund                                 659,835                 --                   --
First Trust Strategic Value Index Fund                                        657,855                 --                7,885
First Trust Value Line(R) Equity Allocation Index Fund                        102,971                 --                   --
First Trust Value Line(R) Dividend Index Fund                               5,061,937                 --               65,937
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                    158,610                 --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                        --                 --                   --
First Trust S&P REIT Index Fund                                             1,400,636                 --                   --
First Trust ISE Water Index Fund                                              319,290                 --                   --
First Trust ISE-Revere Natural Gas Index Fund                               1,172,607                 --               54,408
First Trust ISE Chindia Index Fund                                          1,073,636                 --                   --
First Trust Value Line(R) 100 Exchange-Traded Fund                                 --                 --                   --
First Trust NASDAQ(R) ABA Community Bank Index Fund                           114,106                 --                   --

As of December 31, 2011, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                        Undistributed        Capital and       Net Unrealized
                                                                          Ordinary              Other           Appreciation
                                                                           Income            Gain (Loss)       (Depreciation)
                                                                     ------------------    --------------     ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                    $         --       $   (22,749,366)   $     3,327,339
First Trust Morningstar Dividend Leaders(SM) Index Fund                           --           (33,027,124)        27,538,485
First Trust US IPO Index Fund                                                     --            (5,789,831)           614,234
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                              --            (8,642,605)        (8,033,415)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                           --            (8,355,292)       (24,508,830)
First Trust NYSE Arca Biotechnology Index Fund                                    --            (9,399,572)       (97,648,527)
First Trust Dow Jones Internet Index(SM) Fund                                     --           (15,150,090)       (61,725,513)
First Trust Strategic Value Index Fund                                            --           (25,725,165)          (679,020)
First Trust Value Line(R) Equity Allocation Index Fund                         1,170            (5,891,659)           195,298
First Trust Value Line(R) Dividend Index Fund                                     --           (47,056,297)        27,297,872
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                        --            (2,159,299)        (1,061,002)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                       --           (22,413,411)       (14,660,202)
First Trust S&P REIT Index Fund                                                   --                    --        (19,798,405)
First Trust ISE Water Index Fund                                              15,568            (9,424,196)        (3,806,186)
First Trust ISE-Revere Natural Gas Index Fund                                 83,767           (86,812,204)       (67,206,689)
First Trust ISE Chindia Index Fund                                                --           (41,812,406)       (15,592,589)
First Trust Value Line(R) 100 Exchange-Traded Fund                            14,386           (91,553,928)         1,308,016
First Trust NASDAQ(R) ABA Community Bank Index Fund                            1,117              (635,712)          (731,928)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2011

D. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of December 31, 2011, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Fund had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                     Capital    Capital    Capital    Capital      Capital     Capital
                                      Loss       Loss       Loss       Loss         Loss         Loss          Post-       Total
                                    Available  Available  Available  Available    Available    Available    Effective -   Capital
                                     Through    Through    Through    Through      Through      Through         No         Loss
                                      2013       2014       2015       2016         2017         2018       Expiration   Available
                                   ---------- ----------  ---------- ----------   ----------   ----------   ----------   ---------
First Trust Dow Jones Select
     MicroCap Index(SM) Fund        $    --   $1,604,481  $  910,503 $   902,807  $ 3,227,616  $ 5,096,533  $11,007,426  $22,749,366
First Trust Morningstar Dividend
     Leaders(SM) Index Fund          52,755      202,279     198,670  14,962,284   16,831,977      473,435      305,724   33,027,124
First Trust US IPO Index Fund            --      303,759     740,683   2,682,788    1,127,563       65,058      869,980    5,789,831
First Trust NASDAQ-100 Equal
     Weighted Index(SM) Fund             --           --      54,385   1,957,170    4,681,103           --    1,949,947    8,642,605
First Trust NASDAQ-100-Technology
     Sector Index(SM) Fund               --           --     311,155   1,421,664    2,016,911           --    4,605,562    8,355,292
First Trust NYSE Arca
     Biotechnology Index Fund            --           --         --    2,061,136    5,787,577    1,039,054      511,805    9,399,572
First Trust Dow Jones
     Internet Index(SM) Fund             --           --         --    6,295,170    1,163,966           --    7,690,954   15,150,090
First Trust Strategic Value
     Index Fund                          --       45,432     831,336  11,401,861   11,336,270    1,367,556      742,710   25,725,165
First Trust Value Line(R) Equity
     Allocation Index Fund               --           --   1,392,919   1,168,041    2,421,122           --      909,577    5,891,659
First Trust Value Line(R)
     Dividend Index Fund                 --           --   4,488,019  21,855,796   19,646,203      437,987      628,292   47,056,297
First Trust NASDAQ-100 Ex-
     Technology Sector Index(SM) Fund    --           --       7,779     143,597    1,051,894       80,899      875,130    2,159,299
First Trust NASDAQ(R) Clean Edge(R)
     Green Energy Index Fund             --           --     141,332   4,246,707    7,483,633    5,884,801    4,656,938   22,413,411
First Trust S&P REIT Index Fund          --           --         --           --           --           --           --           --
First Trust ISE Water Index Fund         --           --         592     318,246    5,768,328    2,198,674    1,138,356    9,424,196
First Trust ISE-Revere Natural
     Gas Index Fund                      --           --       5,274   7,264,703   32,569,413   40,089,981    6,882,833   86,812,204
First Trust ISE Chindia Index Fund       --           --         --   11,116,593   11,686,955    7,245,147   11,763,711   41,812,406
First Trust Value Line(R) 100
     Exchange-Traded Fund                --           --   1,905,072  47,805,834   29,477,928           --   12,365,094   91,553,928
First Trust NASDAQ(R) ABA
     Community Bank Index Fund           --           --          --          --        4,787      116,604      514,321      635,712

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2011

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the year ended December 31, 2011, the adjustments for each Fund were as follows:

                                                                   Accumulated           Accumulated Net
                                                                 Net Investment       Realized Gain (Loss)          Paid-in
                                                                  Income (Loss)          on Investments             Capital
                                                                ---------------       --------------------      --------------
First Trust Dow Jones Select MicroCap Index(SM) Fund            $       74,713        $     (14,271,023)        $  14,196,310
First Trust Morningstar Dividend Leaders(SM) Index Fund                 21,819              (12,434,376)           12,412,557
First Trust US IPO Index Fund                                           36,689               (1,614,916)            1,578,227
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                    84,611               (8,456,089)            8,371,478
First Trust NASDAQ-100-Technology Sector Index(SM) Fund              1,777,296              (39,419,165)           37,641,869
First Trust NYSE Arca Biotechnology Index Fund                       1,701,516               10,333,168           (12,034,684)
First Trust Dow Jones Internet Index(SM) Fund                        1,970,503              (77,873,827)           75,903,324
First Trust Strategic Value Index Fund                                 106,335               (2,741,610)            2,635,275
First Trust Value Line(R) Equity Allocation Index Fund                     692               (1,048,015)            1,047,323
First Trust Value Line(R) Dividend Index Fund                           73,142              (15,118,056)           15,044,914
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                 820               (1,981,633)            1,980,813
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund             57,380               (1,909,408)            1,852,028
First Trust S&P REIT Index Fund                                        228,645                  101,783              (330,428)
First Trust ISE Water Index Fund                                          (971)              (2,925,560)            2,926,531
First Trust ISE-Revere Natural Gas Index Fund                             (147)             (65,022,566)           65,022,713
First Trust ISE Chindia Index Fund                                     114,027              (11,677,862)           11,563,835
First Trust Value Line(R) 100 Exchange-Traded Fund                      (1,292)             (11,073,709)           11,075,001
First Trust NASDAQ(R) ABA Community Bank Index Fund                         --                 (435,287)              435,287

E. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                         LICENSOR
First Trust Dow Jones Select MicroCap Index(SM) Fund         Dow Jones & Company, Inc.
First Trust Morningstar Dividend Leaders(SM) Index Fund      Morningstar, Inc.
First Trust US IPO Index Fund                                IPOX Schuster LLC
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund         The NASDAQ Stock Market, Inc.
First Trust NASDAQ-100-Technology Sector Index(SM) Fund      The NASDAQ Stock Market, Inc.
First Trust NYSE Arca Biotechnology Index Fund               NYSE Euronext
First Trust Dow Jones Internet Index(SM) Fund                Dow Jones & Company, Inc.
First Trust Strategic Value Index Fund                       Credit Suisse Securities (USA) LLC and Credit Suisse Group AG
First Trust Value Line(R) Equity Allocation Index Fund       Value Line Publishing, Inc.(R)
First Trust Value Line(R) Dividend Index Fund                Value Line Publishing, Inc.(R)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund   The NASDAQ Stock Market, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund  The NASDAQ Stock Market, Inc. / Clean Edge(R), Inc.
First Trust S&P REIT Index Fund                              Standard & Poor's
First Trust ISE Water Index Fund                             International Securities Exchange, LLC
First Trust ISE-Revere Natural Gas Index Fund                International Securities Exchange, LLC
First Trust ISE Chindia Index Fund                           International Securities Exchange, LLC
First Trust Value Line(R) 100 Exchange-Traded Fund           Value Line Publishing, Inc.(R)
First Trust NASDAQ(R) ABA Community Bank Index Fund          The NASDAQ Stock Market, Inc.

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2011

F. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is currently evaluating the impact of the updated standards on the Funds' financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain other services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                                  % of Average
                                                                                Daily Net Assets
                                                                                ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                                  0.50%
First Trust Morningstar Dividend Leaders(SM) Index Fund                               0.30%
First Trust US IPO Index Fund                                                         0.40%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                  0.40%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                               0.40%
First Trust NYSE Arca Biotechnology Index Fund                                        0.40%
First Trust Dow Jones Internet Index(SM) Fund                                         0.40%
First Trust Strategic Value Index Fund                                                0.50%
First Trust Value Line(R) Equity Allocation Index Fund                                0.50%
First Trust Value Line(R) Dividend Index Fund                                         0.50%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                            0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                           0.40%
First Trust S&P REIT Index Fund                                                       0.30%
First Trust ISE Water Index Fund                                                      0.40%
First Trust ISE-Revere Natural Gas Index Fund                                         0.40%
First Trust ISE Chindia Index Fund                                                    0.40%
First Trust Value Line(R) 100 Exchange-Traded Fund                                    0.50%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                   0.40%


The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap").

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

                                FIRST TRUST EXCHANGE-TRADED FUND
                                       DECEMBER 31, 2011

                                                                                   Expense Cap
                                                                                   -----------

First Trust Dow Jones Select MicroCap Index(SM) Fund                                  0.60%
First Trust Morningstar Dividend Leaders(SM) Index Fund                               0.45%
First Trust US IPO Index Fund                                                         0.60%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                  0.60%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                               0.60%
First Trust NYSE Arca Biotechnology Index Fund                                        0.60%
First Trust Dow Jones Internet Index(SM) Fund                                         0.60%
First Trust Strategic Value Index Fund                                                0.65%
First Trust Value Line(R) Equity Allocation Index Fund                                0.70%
First Trust Value Line(R) Dividend Index Fund                                         0.70%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                            0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                           0.60%
First Trust S&P REIT Index Fund                                                       0.50%
First Trust ISE Water Index Fund                                                      0.60%
First Trust ISE-Revere Natural Gas Index Fund                                         0.60%
First Trust ISE Chindia Index Fund                                                    0.60%
First Trust Value Line(R) 100 Exchange-Traded Fund                                    0.70%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                   0.60%

Each Fund's Expense Cap will be in effect until the Expense Cap Termination Date listed below:


Fund Name                                                                 Expense Cap Termination Date
---------                                                                 ----------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                                12/6/2012
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                12/6/2012
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                             12/6/2012
First Trust Dow Jones Internet Index(SM) Fund                                       12/6/2012
First Trust Value Line(R) Equity Allocation Index Fund                              12/6/2012
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                          12/6/2012
First Trust S&P REIT Index Fund                                                     12/6/2012
First Trust ISE Water Index Fund                                                    12/6/2012
First Trust Morningstar Dividend Leaders(SM) Index Fund                            12/20/2012
First Trust US IPO Index Fund                                                        1/3/2013
First Trust NYSE Arca Biotechnology Index Fund                                       1/3/2013
First Trust Strategic Value Index Fund                                               1/3/2013
First Trust Value Line(R) Dividend Index Fund                                        1/3/2013
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          1/3/2013
First Trust ISE Chindia Index Fund                                                   1/3/2013
First Trust Value Line(R) 100 Exchange-Traded Fund                                   1/3/2013
First Trust NASDAQ(R) ABA Community Bank Index Fund                                  1/3/2013
First Trust ISE-Revere Natural Gas Index Fund                                       1/20/2013

Expenses reimbursed and fees waived by First Trust under the Expense Reimbursement, Fee Waiver and Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses or fees were reimbursed or waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations. The advisory fee waivers and expense reimbursements for the year ended December 31, 2011 and the expenses borne by the Advisor subject to recovery from each applicable Fund for the periods indicated were as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2011

                                                                                 Expenses Borne by Advisor Subject to Recovery
                                                                                 ---------------------------------------------
                                                                                    Period        Period       Year
                                                        Advisory                     Ended         Ended       Ended
                                                          Fee        Expense        December      December    December
                                                        Waivers    Reimbursement    31, 2009      31, 2010    31, 2011      Total
                                                       ---------   -------------    --------      --------    --------   ----------
First Trust Dow Jones Select MicroCap Index(SM) Fund   $ 117,235   $       --      $  48,917     $ 127,967   $ 117,235    $ 294,119
First Trust Morningstar Dividend Leaders(SM)
     Index Fund                                          226,674           --        137,066       147,279     226,674      511,019
First Trust US IPO Index Fund                             71,247        2,526         67,290        83,357      73,773      224,420
First Trust NASDAQ-100 Equal Weighted
     Index(SM) Fund                                       65,568           --         16,264        79,793      65,568      161,625
First Trust NASDAQ-100-Technology Sector
     Index(SM) Fund                                      114,729           --         20,687       206,140     114,729      341,556
First Trust NYSE Arca Biotechnology Index Fund            43,660           --         70,966        95,610      43,660      210,236
First Trust Dow Jones Internet Index(SM) Fund                 --           --            --        109,122          --      109,122
First Trust Strategic Value Index Fund                    61,430           --         86,736        83,712      61,430      231,878
First Trust Value Line(R) Equity Allocation Index Fund    34,240       12,833         31,276        50,388      47,073      128,737
First Trust Value Line(R) Dividend Index Fund            249,861           --        125,081       228,962     249,861      603,904
First Trust NASDAQ-100 Ex-Technology Sector
     Index(SM) Fund                                       50,938           --         46,747        57,769      50,938      155,454
First Trust NASDAQ(R) Clean Edge(R) Green Energy
     Index Fund                                           54,545           --         74,427        66,287      54,545      195,259
First Trust S&P REIT Index Fund                          130,777           --        107,158        99,014     130,777      336,949
First Trust ISE Water Index Fund                          25,829           --         40,314        39,351      25,829      105,494
First Trust ISE-Revere Natural Gas Index Fund            139,394           --        195,399       212,049     139,394      546,842
First Trust ISE Chindia Index Fund                        76,490           --         90,414        83,567      76,490      250,471
First Trust Value Line(R) 100 Exchange Traded Fund        99,646           --         97,391       107,626      99,646      304,663
First Trust NASDAQ(R) ABA Community Bank
     Index Fund                                           45,663           --         44,294        44,800      45,663      134,757

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

James A. Bowen, the Chief Executive Officer of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). First Trust is a limited partnership with one limited partner and one general partner (The Charger Corporation). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement and distribution agreement for each Fund and resulted in the automatic termination of the agreements. In addition, the former expense reimbursement, fee waiver and recovery agreement terminated pursuant to its terms upon the termination of the investment management agreement.

The Trust's Board of Trustees approved an interim investment management agreement with First Trust which was entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust in connection with the Funds was approved by the Board of Trustees and was submitted to shareholders of each Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. Special meetings of the shareholders of the Funds were held on December 6, 2010, December 20, 2010, January 3, 2011 and January 20, 2011. The new investment management agreement between the Trust and First Trust relating to the Transaction was approved by shareholders of each affected Fund. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results. The Trust's Board of Trustees also approved a new Distribution Agreement and Expense Reimbursement, Fee Waiver and Recovery Agreement for the Funds which were entered into effective upon the closing of the Transaction.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and allocated equally among those

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2011

trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.


                      4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                        Purchases              Sales
                                                                                   -----------------      ---------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                               $   65,981,468        $   66,029,241
First Trust Morningstar Dividend Leaders(SM) Index Fund                                60,383,706            59,807,813
First Trust US IPO Index Fund                                                           7,672,764             7,720,461
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                   23,503,996            23,719,420
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                80,432,586            86,062,066
First Trust NYSE Arca Biotechnology Index Fund                                        137,992,507           175,348,255
First Trust Dow Jones Internet Index(SM) Fund                                         110,424,781           137,282,461
First Trust Strategic Value Index Fund                                                 41,694,377            41,681,675
First Trust Value Line(R) Equity Allocation Index Fund                                 12,686,175            12,701,820
First Trust Value Line(R) Dividend Index Fund                                         150,242,861           150,038,014
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                             10,481,225            10,520,221
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                             6,846,681             6,910,669
First Trust S&P REIT Index Fund                                                        16,968,785            34,812,223
First Trust ISE Water Index Fund                                                       19,095,675            19,311,425
First Trust ISE-Revere Natural Gas Index Fund                                         217,055,438           217,849,664
First Trust ISE Chindia Index Fund                                                     32,101,578            32,220,516
First Trust Value Line(R) 100 Exchange-Traded Fund                                    165,313,340           165,263,809
First Trust NASDAQ(R) ABA Community Bank Index Fund                                     3,714,398             3,785,142


For the year ended December 31, 2011, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                        Purchases              Sales
                                                                                   -----------------      ---------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                               $     7,885,371        $   96,516,796
First Trust Morningstar Dividend Leaders(SM) Index Fund                                356,253,984            83,185,480
First Trust US IPO Index Fund                                                            8,658,467             8,386,251
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                    79,975,103            74,771,571
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                196,455,820           460,648,974
First Trust NYSE Arca Biotechnology Index Fund                                         639,497,257           500,340,588
First Trust Dow Jones Internet Index(SM) Fund                                          519,901,666           494,380,029
First Trust Strategic Value Index Fund                                                  13,624,890            17,031,846
First Trust Value Line(R) Equity Allocation Index Fund                                   5,343,687             5,365,890
First Trust Value Line(R) Dividend Index Fund                                          225,418,137            94,230,892
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                              21,526,262            11,865,028
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                              7,115,042             7,039,885
First Trust S&P REIT Index Fund                                                        452,773,729           155,386,738
First Trust ISE Water Index Fund                                                        34,507,923            24,762,510
First Trust ISE-Revere Natural Gas Index Fund                                          444,483,023           435,784,870
First Trust ISE Chindia Index Fund                                                              --            61,290,142
First Trust Value Line(R) 100 Exchange-Traded Fund                                      85,309,229           112,497,514
First Trust NASDAQ(R) ABA Community Bank Index Fund                                      6,280,031             2,413,028

                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST TRUST EXCHANGE-TRADED FUND
                              DECEMBER 31, 2011

                     Number of Securities             Creation
                      in a Creation Unit           Transaction Fee
                  ------------------------        -----------------
                               1-100                    $500
                             101-200                  $1,000
                             201-300                  $1,500
                             301-400                  $2,000
                             401-500                  $2,500
                             501-600                  $3,000
                             601-700                  $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities             Redemption
                      in a Creation Unit           Transaction Fee
                  ------------------------        -----------------
                               1-100                    $500
                             101-200                  $1,000
                             201-300                  $1,500
                             301-400                  $2,000
                             401-500                  $2,500
                             501-600                  $3,000
                             601-700                  $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before April 29, 2012.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2011


                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective January 1, 2012, each Independent Trustee will be paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer will be allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee will be paid $15,000 annually, the Chairman of the Audit Committee will be paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees continue to be reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee continue to receive no compensation from the Funds for acting in such capacities.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Trust. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Funds.

On January 23, 2012, the Board of Trustees approved a change to quarterly dividends for each of the Funds, except for First Trust Morningstar Dividend Leaders(SM) Index Fund and First Trust Value Line(R) Dividend Index Fund, which already declare and pay dividends quarterly. This change will be effective with the filing of each Fund's annual Form N-1A prospectus update in April 2012.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust Exchange-Traded Fund:

We have audited the accompanying statements of assets and liabilities of First Trust Exchange-Traded Fund (the "Fund"), comprised of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, and First Trust NASDAQ(R) ABA Community Bank Index Fund, including the portfolios of investments, as of December 31, 2011 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the First Trust Exchange-Traded Fund as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP


Chicago, Illinois
February 24, 2012

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2011 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the period ended June 30, 2011 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files a complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available
(1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


                            Federal Tax Information

For the taxable year ended December 31, 2011, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                                100.00%
First Trust Morningstar Dividend Leaders(SM) Index Fund                             100.00%
First Trust US IPO Index Fund                                                       100.00%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                100.00%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                             100.00%
First Trust NYSE Arca Biotechnology Index Fund                                          --
First Trust Dow Jones Internet Index(SM) Fund                                       100.00%
First Trust Strategic Value Index Fund                                              100.00%
First Trust Value Line(R) Equity Allocation Index Fund                              100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                           95.72%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                             --
First Trust S&P REIT Index Fund                                                         --
First Trust ISE Water Index Fund                                                    100.00%
First Trust ISE-Revere Natural Gas Index Fund                                       100.00%
First Trust ISE Chindia Index Fund                                                      --
First Trust Value Line(R) 100 Exchange-Traded Fund                                  100.00%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%


For the taxable year ended December 31, 2011, the following percentages of income dividends paid by the Funds is hereby designated as qualified dividend income:

                                                                            Qualified Dividend Income
                                                                          ----------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                                100.00%
First Trust Morningstar Dividend Leaders(SM) Index Fund                             100.00%
First Trust US IPO Index Fund                                                       100.00%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                100.00%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                             100.00%
First Trust NYSE Arca Biotechnology Index Fund                                          --
First Trust Dow Jones Internet Index(SM) Fund                                       100.00%
First Trust Strategic Value Index Fund                                              100.00%
First Trust Value Line(R) Equity Allocation Index Fund                              100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                          100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                             --
First Trust S&P REIT Index Fund                                                         --
First Trust ISE Water Index Fund                                                    100.00%
First Trust ISE-Revere Natural Gas Index Fund                                       100.00%
First Trust ISE Chindia Index Fund                                                  100.00%
First Trust Value Line(R) 100 Exchange-Traded Fund                                  100.00%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2011 (UNAUDITED)

The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elects to pass through to its shareholders credit for foreign taxes paid. The total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                      Gross Foreign Income              Foreign Taxes Paid
                                                               ------------------------------       ---------------------------
                                                               Amount              Per Share        Amount           Per Share
                                                               -----------         -----------      ----------       -----------
First Trust Dow Jones Select MicroCap Index(SM) Fund           $        --         $      --        $       --       $      --
First Trust Morningstar Dividend Leaders(SM) Index Fund                 --                --                --              --
First Trust US IPO Index Fund                                           --                --                --              --
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                    --                --                --              --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                 --                --                --              --
First Trust NYSE Arca Biotechnology Index Fund                          --                --                --              --
First Trust Dow Jones Internet Index(SM) Fund                           --                --                --              --
First Trust Strategic Value Index Fund                                  --                --                --              --
First Trust Value Line(R) Equity Allocation Index Fund                  --                --                --              --
First Trust Value Line(R) Dividend Index Fund                           --                --                --              --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund              --                --                --              --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund             --                --                --              --
First Trust S&P REIT Index Fund                                         --                --                --              --
First Trust ISE Water Index Fund                                        --                --                --              --
First Trust ISE-Revere Natural Gas Index Fund                           --                --                --              --
First Trust ISE Chindia Index Fund                               2,306,909              0.53            44,865            0.01
First Trust Value Line(R) 100 Exchange-Traded Fund                      --                --                --              --
First Trust NASDAQ(R) ABA Community Bank Index Fund                     --                --                --              --

For the tax year ended December 31, 2011, the First Trust S&P REIT Index Fund designated $251,735, or amounts necessary, as long-term capital gain. During the tax year, Fund shareholders redeemed amounts in excess of our long-term capital gain and of these proceeds, $251,735, or amounts necessary, represents long-term capital gain from the Fund.


                        Submission of Matters to a Vote of Shareholders

Special meetings of the shareholders of the Funds were held on December 6, 2010, December 20, 2010, January 3, 2011 and January 20, 2011. A new investment management agreement between the Trust and First Trust relating to the change in control of First Trust Advisors L.P. was approved at such meetings as detailed below. The terms of the new investment management agreement are substantially similar to the terms of the previous agreements.

          Ticker Symbol       Date of Vote         % of Voted       Voted For         Voted Against        Abstained
          -------------       ------------         ----------      ----------         -------------        ---------
                FDM              12/6/2010            62.83%        1,840,384              5,371              10,916
               QQEW              12/6/2010            51.39%        1,288,109             15,666               6,561
               QTEC              12/6/2010            56.42%        6,714,638             36,598              46,797
                FDN              12/6/2010            58.54%        6,379,155             19,386              40,541
                FVI              12/6/2010            55.63%          192,332              2,000                 381
               QQXT              12/6/2010            72.00%          646,766              1,008                 200
                FRI              12/6/2010            70.82%        3,135,275              5,233              10,825
                FIW              12/6/2010            51.07%        1,097,967             12,418              13,070
                FDL             12/20/2010            50.02%        2,346,778             53,693             200,803
                FPX               1/3/2011            53.92%          241,251              7,451              47,867
                FBT               1/3/2011            52.31%        2,180,970             29,815             195,518
                FDV               1/3/2011            52.42%          744,121             32,622              88,190
                FVD               1/3/2011            51.22%        5,539,652            172,812             683,786
               QCLN               1/3/2011            50.62%          942,236             34,209             187,722
                FNI               1/3/2011            50.31%        2,592,043             60,461             340,950
                FVL               1/3/2011            50.87%        2,256,802            112,857             244,798
               QABA               1/3/2011            52.45%          181,041              3,160              25,581
                FCG              1/20/2011            50.06%        9,111,862            265,456           1,135,890

                             LICENSING INFORMATION

Dow Jones, Dow Jones Internet Composite Index(SM) and Dow Jones Select MicroCap Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use. "Dow Jones(R)", "Dow Jones Internet Composite Index(SM)", "Dow Jones Select MicroCap Index(SM)" and "Dow Jones Indexes" are service marks of Dow Jones Trademark Holdings, LLC ("Dow Jones") and have been licensed to CME and have been sublicensed for use for certain purposes by First Trust on behalf of the Funds. The First Trust Dow

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2011 (UNAUDITED)

Jones Select MicroCap Index(SM) Fund, based on the Dow Jones Select MicroCap Index(SM) and the First Trust Dow Jones Internet Index(SM) Fund, based on the Dow Jones Internet Composite Index(SM), are not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates, and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in such Funds.

Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund. MORNINGSTAR MAKES NO WARRANTIES AND BEARS NO LIABILITIES WITH RESPECT TO THE FUND.

The First Trust US IPO Index Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX(R)'s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX(R) and of the U.S. IPOX(R) 100 Index, which is determined, composed and calculated by IPOX(R) without regard to First Trust or the Fund. IPOX(R) IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX(R) SCHUSTER LLC AND IPOX(R) SCHUSTER, IPOX(R)-100 AND IPOX(R)-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX(R) SCHUSTER LLC (WWW.IPOXSCHUSTER.COM) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX(R) SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT. A PATENT WITH RESPECT TO THE IPOX(R) INDEX METHODOLOGY HAS BEEN ISSUED (U.S. PAT. NO. 7,698,197).

NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), NASDAQ-100 Technology Sector Index(SM), NASDAQ-100 Equal-Weighted Index(SM), and NASDAQ-100 Ex-Tech Sector Index(SM), are trademarks of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund and the First Trust NASDAQ-100-Technology Sector Index(SM) Fund have not been passed on by the Corporations as to their legality or suitability. These Funds are not issued, endorsed, sold, or promoted by the Corporations and should not be construed in anyway as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THESE FUNDS.

NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), Clean Edge(R) or their affiliates (NASDAQ OMX and Clean Edge(R), collectively with their affiliates, are referred to herein as the "Corporations"). The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund is not issued, endorsed, sold, or promoted by the Corporations and should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), American Bankers Association ("ABA") or their affiliates (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The First Trust NASDAQ(R) ABA Community Bank Index Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

The NYSE Arca Biotechnology Index(SM) is a trademark of the NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust Advisors L.P. The First Trust NYSE Arca Biotechnology Index Fund is not sponsored or endorsed by the NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund. NYSE EURONEXT MAKES NO WARRANTIES AND BEARS NO LIABILITIES WITH REPSECT TO THE FUND.

"Credit Suisse", "HOLT" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Group, Credit Suisse Securities (USA) LLC or one of their affiliates (collectively, "Credit Suisse"), and have been licensed for use for certain purposes by First Trust. THE FIRST TRUST STRATEGIC VALUE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY CREDIT SUISSE OR THE INDEX CALCULATION AGENT, AND CREDIT SUISSE AND THE INDEX CALCULATION AGENT MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING OR TRADING IN SUCH PRODUCT(S) OR IN SECURITIES GENERALLY, THE RESULTS TO BE OBTAINED FROM THE USE OF THE CREDIT SUISSE US VALUE INDEX, POWERED BY HOLT, THE FIGURE AT WHICH THE SAID INDEX STANDS AT ANY PARTICULAR TIME ON ANY PARTICULAR DAY OR OTHERWISE. CREDIT SUISSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2011 (UNAUDITED)

MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CREDIT SUISSE US VALUE INDEX, POWERED BY HOLT(TM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CREDIT SUISSE OR THE INDEX CALCULATION AGENT HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CREDIT SUISSE AND FIRST TRUST.

"Value Line(R)", "Value Line(R) Equity Allocation Index(TM)", "Value Line(R) Dividend Index(TM)" and "Value Line(R) 100 Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust Advisors L.P. on behalf of the Funds. The First Trust Value Line(R) Equity Allocation Index Fund, based on the Value Line(R) Equity Allocation Index(TM), the First Trust Value Line(R) Dividend Index Fund, based on the Value Line(R) Dividend Index(TM) and the First Trust Value Line(R) 100 Exchange-Traded Fund, based on the Value Line(R) 100 Index(TM), are not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Funds.

Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust Advisors L.P. The First Trust S&P REIT Index Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

"International Securities Exchange(TM)", "ISE(TM)", "ISE Water Index(TM)", "ISE ChIndia Index(TM)" and the "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust Advisors L.P. Each of the First Trust ISE Chindia Index Fund, First Trust ISE-Revere Natural Gas Index Fund and First Trust ISE Water Index Fund, based on its corresponding index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such Funds.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2011 (UNAUDITED)


The Funds' statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS IN
                                    TERM OF OFFICE                                                THE FIRST TRUST OTHER
NAME, ADDRESS,                      AND YEAR FIRST                                                FUND COMPLEX    TRUSTEESHIPS OR
DATE OF BIRTH AND                   ELECTED OR            PRINCIPAL OCCUPATIONS                   OVERSEEN BY     DIRECTORSHIPS
POSITION WITH THE TRUST             APPOINTED             DURING PAST 5 YEARS                     TRUSTEE         HELD BY TRUSTEE

                                      INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee        o  Indefinite Term    Physician; President, Wheaton
c/o First Trust Advisors L.P.                             Orthopedics; Co-Owner and Co-Director   82              None
120 East Liberty Drive,                                   (January 1996 to May 2007),
  Suite 400                         o  Since Inception    Sports Med Center for Fitness;
Wheaton, IL 60187                                         Limited Partner, Gundersen Real
D.O.B.: 04/51                                             Estate Limited Partnership; Member,
                                                          Sportsmed LLC


Thomas R. Kadlec, Trustee           o  Indefinite Term    President (March 2010 to Present),       82             Director of ADM
c/o First Trust Advisors L.P.                             Senior Vice President and Chief                         Investor Services,
120 East Liberty Drive,                                   Financial Officer (May 2007 to March                    Inc. and ADM
  Suite 400                         o  Since Inception    2010), Vice President and Chief                         Investor Services,
Wheaton, IL 60187                                         Financial Officer (1990 to May 2007),                   International
D.O.B.: 11/57                                             ADM Investor Services, Inc.
                                                          (Futures Commission Merchant)

Robert F. Keith, Trustee            o  Indefinite Term    President (2003 to Present), Hibs        82             Director of
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management                   Trust Company
120 East Liberty Drive,             o  Since Inception    Consulting)                                             of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee            o  Indefinite Term    President (June 2002 to Present),       82              Director of
c/o First Trust Advisors L.P.                             Covenant College                                        Covenant
120 East Liberty Drive,             o  Since Inception                                                            Transport Inc.
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

                                       INTERESTED TRUSTEE

James A. Bowen(1), Trustee,        o  Indefinite Term     Chief Executive Officer (December 2010  82              None
President, Chairman of the Board                          to Present), President (until December
 and CEO                                                  2010), First Trust Advisors L.P. and
120 East Liberty Drive,            o  Since Inception     First Trust Portfolios L.P.; Chairman
  Suite 400                                               of the Board of Directors, BondWave LLC
Wheaton, IL 60187                                         (Software Development Company/
D.O.B.: 09/55                                             Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)

----------
(1)  Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief
     Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

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--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                                FIRST TRUST EXCHANGE-TRADED FUND
                                 DECEMBER 31, 2011 (UNAUDITED)

                              POSITION AND                 TERM OF OFFICE
NAME, ADDRESS                 OFFICES                      AND LENGTH OF         PRINCIPAL OCCUPATIONS
AND DATE OF BIRTH             WITH TRUST                   SERVICE               DURING PAST 5 YEARS

                                 OFFICERS WHO ARE NOT TRUSTEES(2)

Mark R. Bradley               Treasurer, Chief Financial   o  Indefinite Term    Chief Operating Officer (December 2010 to
120 E. Liberty Drive,         Officer and Chief                                  Present) and Chief Financial Officer,
  Suite 400                   Accounting Officer           o  Since Inception    First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                Portfolios L.P.; Chief Financial Officer,
D.O.B.: 11/57                                                                    BondWave LLC (Software Development
                                                                                 Company/Investment Advisor) and Stonebridge
                                                                                 Advisors LLC (Investment Advisor)

Erin E. Chapman              Assistant Secretary          o  Indefinite Term     Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                            Present), Associate Counsel (March 2006 to October
   Suite 400                                              o  Since June 2009     2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                Portfolios L.P.; Associate Attorney (November 2003
D.O.B.: 08/76                                                                    to March 2006), Doyle & Bolotin, Ltd.

James M. Dykas               Assistant Treasurer          o  Indefinite Term     Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,                                                            President (April 2007 to January 2011), Vice
   Suite 400                                              o  Since Inception     President (January 2005 to April 2007), First
Wheaton, IL 60187                                                                Trust Advisors L.P. and First Trust
D.O.B.: 01/66                                                                    Portfolios L.P.

Roseanne Gatta               Assistant Secretary          o  Indefinite Term     Board Liaison Associate (July 2010 to Present),
120 E. Liberty Drive,                                                            First Trust Advisors L.P. and First Trust
   Suite 400                                              o  Since March 2011    Portfolios L.P.; Assistant Vice President
Wheaton, IL 60187                                                                (February 2001 to July 2010), PNC
D.O.B.: 07/55                                                                    Global Investment Services

W. Scott Jardine             Secretary                    o  Indefinite Term     General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,                                                            Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                              o  Since Inception     (Software Development Company/Investment
Wheaton, IL 60187                                                                Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                    (Investment Advisor)

Daniel J. Lindquist          Vice President               o  Indefinite Term     Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                            Present), Vice President (April 2004 to September
   Suite 400                                              o  Since Inception     2005), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                Portfolios L.P.
D.O.B.: 02/70

Coleen D. Lynch              Assistant Vice President     o  Indefinite Term     Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                            First Trust Advisors L.P. and First Trust
   Suite 400                                              o  Since July 2008     Portfolios L.P.; Vice President (May 1998 to
Wheaton, IL 60187                                                                January 2008), Van Kampen Asset Management and
D.O.B.: 07/58                                                                    Morgan Stanley Investment Management

Kristi A. Maher              Assistant Secretary and      o  Indefinite Term     Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,        Chief Compliance Officer     o  Assistant Secretary Assistant General Counsel (March 2004 to May
   Suite 400                                                 Since Inception     2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                         o  Chief Compliance    Portfolios L.P.
D.O.B.: 12/66                                                Officer since
                                                             January 2011

Roger F. Testin              Vice President               o  Indefinite Term     Senior Vice President (November  2003 to Present),
120 E. Liberty Drive,                                                            Vice President (August 2001 to November 2003),
   Suite 400                                              o  Since Inception     First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                Portfolios L.P.
D.O.B.: 06/66

Stan Ueland                  Vice President               o  Indefinite Term     Vice President (August 2005 to Present), First
120 E. Liberty Drive,                                                            Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                              o  Since Inception     L.P.; Vice President (May 2004 to August 2005)
Wheaton, IL 60187                                                                BondWave LLC (Software Development Company/
D.O.B.: 11/70                                                                    Investment Advisor)

----------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED)
--------------------------------------------------------------------------------


RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

With the exception of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Value Line(R) Dividend Index Fund, First Trust Value Line(R) Equity Allocation Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invests in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust Dow Jones Select MicroCap Index(SM) Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust US IPO Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Morningstar Dividend Leaders(SM) Index Fund, First Trust S&P REIT Index Fund, First Trust Value Line(R) Dividend Index Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund invest in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust US IPO Fund, the First Trust Dow Jones Internet Index(SM) Fund, the First Trust ISE Chindia Index Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust Strategic Value Index Fund and the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust ISE-Revere Natural Gas Index Fund invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, recent oil prices have been at historic highs and extremely volatile.

The First Trust ISE Water Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.

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--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

With the exception of First Trust Strategic Value Index Fund and First Trust Dow Jones Select MicroCap Index(SM) Fund, the Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust ISE Chindia Index Fund, the First Trust ISE-Revere Natural Gas Index Fund, the First Trust ISE Water Index Fund and the First Trust Value Line(R) 100 Exchange-Traded Fund, involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust ISE Water Index Fund invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust ISE-Revere Natural Gas Index Fund invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust ISE Chindia Index Fund invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.

The First Trust NASDAQ(R) ABA Community Bank Index Fund is concentrated in the securities of NASDAQ(R) listed community banks as defined by its corresponding index which involves additional risks, including limited diversification. These companies are subject to certain risks, including the adverse effects of volatile interest rates, economic recession, increased competition from new entrants in the field, and potential increased regulation. The financial performance of these companies may also be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in their local markets and the United States as a whole. These companies may also be subject to interest rate risks and changes in monetary policy as their earnings are largely dependent upon their net interest income and lending risks that could further increase because of increases in interest rates and/or continuing economic weakness.


           NOT FDIC INSURED     NOT BANK GUARANTEED       MAY LOSE VALUE

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PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2011 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

       o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

       o Information about your transactions with us, our affiliates or others;

       o Information we receive from your inquiries by mail, e-mail or telephone; and

       o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

       o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

       o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED FUND








INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

   (e) Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $415,475 for 2010 and $378,000 for 2011.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2010 and $0 for 2011.

         Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2010 and $0 for 2011.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $75,298 for 2010 and $67,500 for 2011.

         Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2010 and $0 for 2011.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

         All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $ 0 for 2010 and $0 for 2011.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2010 were $75,298 for the registrant, $6,000 for the registrant's investment adviser and $57,145 for the registrant's distributor, and for 2011 were $67,500 for the registrant, $6,200 for the registrant's investment adviser and $59,063 for the registrant's distributor.

   (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Exchange-Traded Fund
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Mark R. Bradley
                           -----------------------------------------------------
                           Mark R. Bradley, President and Chief
                           Executive Officer
                           (principal executive officer)



Date  February 21, 2012
      ----------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Mark R. Bradley
                           -----------------------------------------------------
                           Mark R. Bradley, President and Chief
                           Executive Officer
                           (principal executive officer)



Date  February 21, 2012
      ----------------------


By (Signature and Title)*  /s/ James M. Dykas
                           -----------------------------------------------------
                           James M. Dykas, Treasurer, Chief Financial
                           Officer and Chief Accounting Officer
                           (principal financial officer)

Date  February 21, 2012
      ----------------------



* Print the name and title of each signing officer under his or her signature.